UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3759

Variable Insurance Products Fund IV
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Consumer Discretionary Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listings, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Consumer Discretionary Portfolio - Initial Class B	41.10%	25.09%	8.93%
VIP Consumer Discretionary Portfolio - Investor Class A,B	41.05%	24.98%	8.85%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

B Prior to October 1, 2006, VIP Consumer Discretionary Portfolio operated under certain different investment policies. The historical performance for the fund may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Consumer Discretionary Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Gordon Scott, Portfolio Manager of VIP Consumer Discretionary Portfolio: For the year, fund's share classes trailed the 43.75% gain of the MSCI® U.S. IMI Consumer Discretionary 25-50 Index, but solidly outpaced the broad-based S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Consumer discretionary stocks were buoyed by improving economic fundamentals in the U.S. and a recovery in housing- and automobile-related industries, as well as signs of economic stabilization in Europe and China. Versus the sector benchmark, positioning in apparel retail hurt the most, especially overweightings in teen fashion retailers American Eagle Outfitters and Abercrombie & Fitch. I established my stake in American Eagle early in the period, when it fit my focus on reasonable valuation and high return on equity. These two stocks faced headwinds this year, both from people shifting their spending to more capital-intensive purchases and from the growing threat of online retail channels. I look for great businesses at great prices, and even though Abercrombie faced issues similar to American Eagle's, I liked its valuation more at period end. Underweighting and eventually selling online retailing heavyweight Amazon.com also hurt, but this stock doesn't work for my criteria. On the plus side, it helped to avoid auto manufacturers - including index name Ford Motor. Instead, I invested in suppliers, which have similar exposure to economic drivers (auto demand) as manufacturers, but enjoy higher returns on capital and better potential for structural growth. It helped the most to avoid fast-food chain McDonald's for nearly the entire period, as the stock significantly lagged the index. During most of the year, I didn't find the stock's valuation attractive, but at the end of 2013 it came more in line with my target. At this point, I established an overweighted position in McDonald's. Elsewhere, it was a good call to largely avoid big-box retailer and index name Target, as the stock sharply reversed course in July and did not move much through the end of the year. I felt this flat stretch in the stock provided an appealing entry point for me to once again buy it at a valuation I liked.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.73%
Actual		$ 1,000.00	$ 1,182.70	$ 4.02
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72
Investor Class	.81%
Actual		$ 1,000.00	$ 1,181.90	$ 4.45
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
The Walt Disney Co.	5.8	5.1
Twenty-First Century Fox, Inc. Class A	3.7	5.0
Dollar General Corp.	3.7	2.7
Lowe's Companies, Inc.	3.6	3.7
McDonald's Corp.	3.6	0.0
Yum! Brands, Inc.	3.6	3.3
Target Corp.	3.6	0.0
DIRECTV	3.3	1.9
Dollar Tree, Inc.	3.0	2.3
Time Warner, Inc.	3.0	3.6
	36.9
Top Industries (% of fund's net assets)
As of December 31, 2013
Specialty Retail	26.1%
Media	21.0%
Hotels, Restaurants & Leisure	14.3%
Multiline Retail	10.3%
Textiles, Apparel & Luxury Goods	9.9%
All Others*	18.4%

As of June 30, 2013
Specialty Retail	34.1%
Media	25.5%
Hotels, Restaurants & Leisure	12.1%
Textiles, Apparel & Luxury Goods	9.1%
Multiline Retail	5.0%
All Others*	14.2%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
AUTO COMPONENTS - 4.1%
Auto Parts & Equipment - 4.1%
Delphi Automotive PLC	61,932	$ 3,723,971
TRW Automotive Holdings Corp. (a)	28,885	2,148,755
		5,872,726
COMMERCIAL SERVICES & SUPPLIES - 1.8%
Diversified Support Services - 1.8%
KAR Auction Services, Inc.	86,100	2,544,255
HOTELS, RESTAURANTS & LEISURE - 14.3%
Hotels, Resorts & Cruise Lines - 1.9%
Wyndham Worldwide Corp.	36,600	2,697,054
Restaurants - 12.4%
Bloomin' Brands, Inc. (a)	31,625	759,316
Burger King Worldwide, Inc.	94,492	2,160,087
McDonald's Corp.	52,615	5,105,233
Panera Bread Co. Class A (a)	13,931	2,461,468
Texas Roadhouse, Inc. Class A	70,692	1,965,238
Yum! Brands, Inc.	67,171	5,078,799
		17,530,141
TOTAL HOTELS, RESTAURANTS & LEISURE		20,227,195
HOUSEHOLD DURABLES - 3.8%
Homebuilding - 2.0%
NVR, Inc. (a)	2,843	2,916,946
Housewares & Specialties - 1.8%
Jarden Corp. (a)	41,307	2,534,184
TOTAL HOUSEHOLD DURABLES		5,451,130
INTERNET & CATALOG RETAIL - 5.1%
Internet Retail - 5.1%
Liberty Interactive Corp.:
(Venture Group) Series A (a)	13,300	1,630,447
Series A (a)	87,844	2,578,221
priceline.com, Inc. (a)	2,661	3,093,146
		7,301,814
INTERNET SOFTWARE & SERVICES - 1.5%
Internet Software & Services - 1.5%
eBay, Inc. (a)	39,116	2,147,077
LEISURE EQUIPMENT & PRODUCTS - 0.5%
Leisure Products - 0.5%
Brunswick Corp.	17,037	784,724

	Shares	Value
MEDIA - 21.0%
Broadcasting - 2.2%
Discovery Communications, Inc. Class A (a)	26,548	$ 2,400,470
Liberty Media Corp. Class A (a)	5,153	754,657
		3,155,127
Cable & Satellite - 6.3%
DIRECTV (a)	67,637	4,673,040
DISH Network Corp. Class A	19,800	1,146,816
Liberty Global PLC Class A (a)	34,702	3,088,131
		8,907,987
Movies & Entertainment - 12.5%
The Walt Disney Co.	106,864	8,164,414
Time Warner, Inc.	61,189	4,266,097
Twenty-First Century Fox, Inc. Class A	148,464	5,222,964
		17,653,475
TOTAL MEDIA		29,716,589
MULTILINE RETAIL - 10.3%
General Merchandise Stores - 10.3%
Dollar General Corp. (a)	85,838	5,177,748
Dollar Tree, Inc. (a)	76,386	4,309,698
Target Corp.	79,818	5,050,085
		14,537,531
SPECIALTY RETAIL - 26.1%
Apparel Retail - 9.3%
Abercrombie & Fitch Co. Class A	27,638	909,567
Foot Locker, Inc.	79,905	3,311,263
L Brands, Inc.	25,937	1,604,203
Ross Stores, Inc.	48,561	3,638,676
TJX Companies, Inc.	58,077	3,701,247
		13,164,956
Automotive Retail - 4.1%
AutoZone, Inc. (a)	7,117	3,401,499
O'Reilly Automotive, Inc. (a)	18,672	2,403,273
		5,804,772
Home Improvement Retail - 3.6%
Lowe's Companies, Inc.	104,034	5,154,885
Homefurnishing Retail - 1.6%
Williams-Sonoma, Inc.	38,551	2,246,752
Specialty Stores - 7.5%
Cabela's, Inc. Class A (a)	22,042	1,469,320
Dick's Sporting Goods, Inc.	50,652	2,942,881
PetSmart, Inc.	34,079	2,479,247
Sally Beauty Holdings, Inc. (a)	85,730	2,591,618
Staples, Inc.	69,526	1,104,768
		10,587,834
TOTAL SPECIALTY RETAIL		36,959,199
Common Stocks - continued
	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS - 9.9%
Apparel, Accessories & Luxury Goods - 7.0%
PVH Corp.	20,816	$ 2,831,392
Ralph Lauren Corp.	14,798	2,612,883
Swatch Group AG (Bearer) (Reg.)	13,950	1,570,069
VF Corp.	46,024	2,869,136
		9,883,480
Footwear - 2.9%
NIKE, Inc. Class B	20,620	1,621,557
Wolverine World Wide, Inc.	72,440	2,460,062
		4,081,619
TOTAL TEXTILES, APPAREL & LUXURY GOODS		13,965,099
TOTAL COMMON STOCKS (Cost $117,138,515)		139,507,339
Money Market Funds - 2.1%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b) (Cost $2,943,465)	2,943,465	$ 2,943,465
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $120,081,980)	142,450,804
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(750,483)
NET ASSETS - 100%	$ 141,700,321
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,702
Fidelity Securities Lending Cash Central Fund	4,528
Total	$ 7,230
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $117,138,515)	$ 139,507,339
Fidelity Central Funds (cost $2,943,465)	2,943,465
Total Investments (cost $120,081,980)		$ 142,450,804
Receivable for fund shares sold		172,646
Dividends receivable		139,224
Distributions receivable from Fidelity Central Funds		253
Prepaid expenses		729
Other receivables		640
Total assets		142,764,296

Liabilities
Payable for investments purchased	$ 940,019
Payable for fund shares redeemed	6,070
Accrued management fee	61,837
Other affiliated payables	19,068
Other payables and accrued expenses	36,981
Total liabilities		1,063,975

Net Assets		$ 141,700,321
Net Assets consist of:
Paid in capital		$ 114,061,493
Undistributed net investment income		1,584
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,268,476
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		22,368,768
Net Assets		$ 141,700,321

Statement of Assets and Liabilities - continued

December 31, 2013
Initial Class: Net Asset Value, offering price and redemption price per share ($32,003,821 ÷ 1,726,522 shares)	$ 18.54

Investor Class: Net Asset Value, offering price and redemption price per share ($109,696,500 ÷ 5,929,451 shares)	$ 18.50

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 811,195
Income from Fidelity Central Funds		7,230
Total income		818,425

Expenses
Management fee	$ 496,038
Transfer agent fees	121,275
Accounting and security lending fees	34,975
Custodian fees and expenses	20,962
Independent trustees' compensation	1,530
Audit	52,648
Legal	1,398
Miscellaneous	5,341
Total expenses before reductions	734,167
Expense reductions	(6,392)	727,775
Net investment income (loss)		90,650
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,115,869
Foreign currency transactions	992
Total net realized gain (loss)		10,116,861
Change in net unrealized appreciation (depreciation) on: Investment securities	18,774,522
Assets and liabilities in foreign currencies	50
Total change in net unrealized appreciation (depreciation)		18,774,572
Net gain (loss)		28,891,433
Net increase (decrease) in net assets resulting from operations		$ 28,982,083

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 90,650	$ 154,141
Net realized gain (loss)	10,116,861	3,486,001
Change in net unrealized appreciation (depreciation)	18,774,572	1,524,889
Net increase (decrease) in net assets resulting from operations	28,982,083	5,165,031
Distributions to shareholders from net investment income	(106,746)	(114,050)
Distributions to shareholders from net realized gain	(6,925,390)	(1,413,967)
Total distributions	(7,032,136)	(1,528,017)
Share transactions - net increase (decrease)	80,192,932	13,745,246
Redemption fees	44,414	14,756
Total increase (decrease) in net assets	102,187,293	17,397,016

Net Assets
Beginning of period	39,513,028	22,116,012
End of period (including undistributed net investment income of $1,584 and undistributed net investment income of $17,821, respectively)	$ 141,700,321	$ 39,513,028

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.24	$ 12.26	$ 12.56	$ 9.58	$ 6.96
Income from Investment Operations
Net investment income (loss) C	.03	.07	.06	.02	.04
Net realized and unrealized gain (loss)	5.58	2.55	(.29)	2.96	2.62
Total from investment operations	5.61	2.62	(.23)	2.98	2.66
Distributions from net investment income	(.02)	(.05)	(.08)	(.02)	(.05)
Distributions from net realized gain	(1.30)	(.60)	-	-	-
Total distributions	(1.32)	(.65)	(.08)	(.02)	(.05)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 18.54	$ 14.24	$ 12.26	$ 12.56	$ 9.58
Total Return A, B	41.10%	21.67%	(1.75)%	31.29%	38.32%
Ratios to Average Net Assets D, F
Expenses before reductions	.76%	.89%	.97%	1.08%	1.43%
Expenses net of fee waivers, if any	.75%	.89%	.97%	1.00%	1.00%
Expenses net of all reductions	.75%	.88%	.96%	.98%	.99%
Net investment income (loss)	.16%	.53%	.49%	.23%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,004	$ 11,950	$ 7,462	$ 18,113	$ 4,098
Portfolio turnover rate E	122%	190%	182%	191%	166%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.21	$ 12.25	$ 12.54	$ 9.57	$ 6.96
Income from Investment Operations
Net investment income (loss) C	.01	.06	.05	.02	.04
Net realized and unrealized gain (loss)	5.58	2.53	(.28)	2.94	2.61
Total from investment operations	5.59	2.59	(.23)	2.96	2.65
Distributions from net investment income	(.01)	(.04)	(.07)	(.01)	(.05)
Distributions from net realized gain	(1.30)	(.60)	-	-	-
Total distributions	(1.31)	(.64)	(.07)	(.01)	(.05)
Redemption fees added to paid in capital C	.01	.01	.01	.02	.01
Net asset value, end of period	$ 18.50	$ 14.21	$ 12.25	$ 12.54	$ 9.57
Total Return A, B	41.05%	21.45%	(1.76)%	31.16%	38.17%
Ratios to Average Net Assets D, F
Expenses before reductions	.83%	.96%	1.04%	1.14%	1.51%
Expenses net of fee waivers, if any	.83%	.96%	1.04%	1.08%	1.08%
Expenses net of all reductions	.83%	.94%	1.03%	1.06%	1.08%
Net investment income (loss)	.08%	.46%	.42%	.15%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 109,697	$ 27,563	$ 14,654	$ 24,281	$ 4,224
Portfolio turnover rate E	122%	190%	182%	191%	166%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Consumer Discretionary Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 22,641,755
Gross unrealized depreciation	(763,338)
Net unrealized appreciation (depreciation) on securities and other investments	$ 21,878,417

Tax cost	$ 120,572,387

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,406,058
Undistributed long-term capital gain	$ 3,354,410
Net unrealized appreciation (depreciation)	$ 21,878,361

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 4,654,277	$ 1,129,298
Long-term Capital Gains	2,377,859	398,719
Total	$ 7,032,136	$ 1,528,017

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $179,918,404 and $107,536,811, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 17,628
Investor Class	103,647
$ 121,275

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,439 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $136 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $4,528. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 853
Investor Class	2,556
$ 3,409

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,983 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 33,883	$ 40,396
Investor Class	72,863	73,654
Total	$ 106,746	$ 114,050
From net realized gain
Initial Class	$ 1,661,145	$ 449,784
Investor Class	5,264,245	964,183
Total	$ 6,925,390	$ 1,413,967

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	1,073,425	548,097	$ 17,652,880	$ 7,706,657
Reinvestment of distributions	102,990	35,509	1,695,028	490,180
Shares redeemed	(289,291)	(352,655)	(4,913,481)	(4,899,068)
Net increase (decrease)	887,124	230,951	$ 14,434,427	$ 3,297,769

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Investor Class
Shares sold	4,193,984	1,327,905	$ 69,132,736	$ 18,573,917
Reinvestment of distributions	321,344	75,266	5,337,108	1,037,836
Shares redeemed	(524,897)	(660,653)	(8,711,339)	(9,164,276)
Net increase (decrease)	3,990,431	742,518	$ 65,758,505	$ 10,447,477

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Consumer Discretionary Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Consumer Discretionary Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Consumer Discretionary Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Ronald P. O'Hanley is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees,the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Interested Trustees*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee Chairman of the Board of Trustees

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Consumer Discretionary Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/14/13	02/14/13	$0.790
Investor Class	02/14/13	02/14/13	$0.790

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $3,358,885, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 16% and Investor Class designates 17% of the dividends distributed in December 2013 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Proxy Voting Results

A special meeting of Consumer Discretionary Portfolio's shareholders was held on May 14, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	1,555,133,782.46	93.955
Withheld	100,063,694.32	6.045
TOTAL	1,655,197,476.78	100.000
Ronald P. O'Hanley
Affirmative	1,557,988,095.28	94.128
Withheld	97,209,381.50	5.872
TOTAL	1,655,197,476.78	100.000
David A. Rosow
Affirmative	1,552,645,347.31	93.805
Withheld	102,552,129.47	6.195
TOTAL	1,655,197,476.78	100.000
Garnett A. Smith
Affirmative	1,554,582,880.53	93.922
Withheld	100,614,596.25	6.078
TOTAL	1,655,197,476.78	100.000
William S. Stavropoulos
Affirmative	1,548,352,452.21	93.545
Withheld	106,845,024.57	6.455
TOTAL	1,655,197,476.78	100.000
Michael E. Wiley
Affirmative	1,556,790,374.70	94.055
Withheld	98,407,102.08	5.945
TOTAL	1,655,197,476.78	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	58,627,399.87	95.762
Against	1,081,301.06	1.766
Abstain	1,513,695.24	2.472
TOTAL	61,222,396.17	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VCONIC-ANN-0214
1.817355.108

Fidelity® Variable Insurance Products:

Consumer Staples Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fundA
VIP Consumer Staples Portfolio - Initial Class	21.80%	16.16%	9.73%
VIP Consumer Staples Portfolio - Investor Class	21.79%	16.08%	9.65%

A From April 24, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Consumer Staples Portfolio - Initial Class on April 24, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Robert Lee, Portfolio Manager of VIP Consumer Staples Portfolio: For the year, fund's share classes substantially lagged the 28.18% gain of the MSCI® U.S. IMI Consumer Staples 25-50 Index, as well as the broadly based S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Consumer staples stocks delivered a strong absolute return in 2013 but trailed many other sectors, which is not unusual in a year when the broader market is up as strong as it was. Additionally, investors had a strong preference for U.S.-based companies, which didn't help staples stocks overall, given their global nature, or the fund, since I tend to focus on owning large multinational companies regardless of where they're based. Versus the sector benchmark, the fund's biggest detractor was a sizable position in British American Tobacco (BAT). The company continued to put up impressive earnings, despite its shares struggling amid currency headwinds, global regulatory concerns for the tobacco industry and a lot of media attention on the potential long-term competitive impact of electronic cigarettes. But my long-term view of BAT's earnings growth remained unchanged. French firms Pernod Ricard and Remy Cointreau also detracted, largely due to a sudden slowdown in their sales in China following new restrictions on gifting high-end spirits to government officials. On the plus side, the fund's underweighting in Philip Morris contributed to relative performance. A big overweighting in retail pharmacy operator CVS Caremark also added nice value. CVS is a great example of a U.S.-based company that I think is poised for long-term growth, especially given its pharmacy benefit management (PBM) division's position to address an aging U.S. population. Consistent with my process, though, I did modestly trim my stake late in the period as the stock's outperformance caused its valuation to become relatively less attractive.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.72%
Actual		$ 1,000.00	$ 1,095.30	$ 3.80
Hypothetical A		$ 1,000.00	$ 1,021.58	$ 3.67
Investor Class	.80%
Actual		$ 1,000.00	$ 1,095.60	$ 4.23
Hypothetical A		$ 1,000.00	$ 1,021.17	$ 4.08

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
British American Tobacco PLC sponsored ADR	14.7	14.6
The Coca-Cola Co.	12.5	11.8
Procter & Gamble Co.	11.1	10.6
CVS Caremark Corp.	8.2	8.7
Altria Group, Inc.	4.8	5.0
Kroger Co.	4.8	4.3
Wal-Mart Stores, Inc.	4.2	3.1
Bunge Ltd.	2.8	2.2
PepsiCo, Inc.	2.4	1.9
Diageo PLC sponsored ADR	2.3	2.6
	67.8
Top Industries (% of fund's net assets)
As of December 31, 2013
Beverages	27.0%
Tobacco	24.3%
Food & Staples Retailing	18.9%
Household Products	13.4%
Food Products	13.2%
All Others*	3.2%

As of June 30, 2013
Beverages	26.2%
Tobacco	25.2%
Food & Staples Retailing	19.1%
Household Products	12.7%
Food Products	10.7%
All Others*	6.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
BEVERAGES - 26.7%
Brewers - 3.6%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	17,000	$ 183,923
Anheuser-Busch InBev SA NV	22,936	2,438,929
SABMiller PLC	64,900	3,332,681
		5,955,533
Distillers & Vintners - 6.6%
Diageo PLC sponsored ADR	28,580	3,784,564
Pernod Ricard SA	30,363	3,459,005
Remy Cointreau SA	40,237	3,376,043
Treasury Wine Estates Ltd.	92,607	398,560
		11,018,172
Soft Drinks - 16.5%
Coca-Cola Bottling Co. Consolidated	5,594	409,425
Coca-Cola Central Japan Co. Ltd.	3,600	74,786
Coca-Cola FEMSA S.A.B. de CV sponsored ADR	3,170	386,011
Coca-Cola Icecek A/S	25,853	622,565
Embotelladora Andina SA:
ADR	16,898	349,451
sponsored ADR	13,583	383,584
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	4,285	419,373
PepsiCo, Inc.	47,506	3,940,148
The Coca-Cola Co.	503,038	20,780,500
		27,365,843
TOTAL BEVERAGES		44,339,548
FOOD & STAPLES RETAILING - 18.9%
Drug Retail - 9.4%
Clicks Group Ltd.	23,359	139,820
CVS Caremark Corp.	189,839	13,586,777
Drogasil SA	58,984	372,843
Walgreen Co.	27,723	1,592,409
		15,691,849
Food Retail - 5.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	5,400	406,074
Fresh Market, Inc. (a)	7,628	308,934
Kroger Co.	200,976	7,944,581
Whole Foods Market, Inc.	2,700	156,141
		8,815,730
Hypermarkets & Super Centers - 4.2%
Wal-Mart Stores, Inc.	87,904	6,917,166
TOTAL FOOD & STAPLES RETAILING		31,424,745

	Shares	Value
FOOD PRODUCTS - 13.2%
Agricultural Products - 5.0%
Archer Daniels Midland Co.	76,564	$ 3,322,878
Bunge Ltd.	55,912	4,590,934
SLC Agricola SA	48,200	420,527
		8,334,339
Packaged Foods & Meats - 8.2%
Annie's, Inc. (a)(d)	10,454	449,940
Danone SA	10,300	741,359
Green Mountain Coffee Roasters, Inc.	19,994	1,511,147
Hain Celestial Group, Inc. (a)	4,690	425,758
Kellogg Co.	23,463	1,432,885
Lindt & Spruengli AG	10	539,207
Mead Johnson Nutrition Co. Class A	41,300	3,459,288
Nestle SA	27,391	2,007,488
Orion Corp.	473	425,183
Ulker Biskuvi Sanayi A/S	52,000	367,799
Unilever NV (NY Reg.)	52,265	2,102,621
Want Want China Holdings Ltd.	98,000	141,547
		13,604,222
TOTAL FOOD PRODUCTS		21,938,561
HOTELS, RESTAURANTS & LEISURE - 0.2%
Restaurants - 0.2%
ARAMARK Holdings Corp. (a)	14,064	368,758
HOUSEHOLD DURABLES - 0.3%
Housewares & Specialties - 0.3%
Tupperware Brands Corp.	4,402	416,121
HOUSEHOLD PRODUCTS - 13.4%
Household Products - 13.4%
Colgate-Palmolive Co.	53,690	3,501,125
Procter & Gamble Co.	226,136	18,409,732
Svenska Cellulosa AB (SCA) (B Shares)	14,000	430,980
		22,341,837
PERSONAL PRODUCTS - 1.2%
Personal Products - 1.2%
Hengan International Group Co. Ltd.	32,500	383,916
Herbalife Ltd.	7,500	590,250
L'Oreal SA	3,300	579,734
Nu Skin Enterprises, Inc. Class A	2,788	385,357
		1,939,257
PHARMACEUTICALS - 0.3%
Pharmaceuticals - 0.3%
Perrigo Co. PLC	2,728	418,639
TOBACCO - 24.3%
Tobacco - 24.3%
Altria Group, Inc.	209,696	8,050,229
British American Tobacco PLC sponsored ADR	226,859	24,369,194
Common Stocks - continued
	Shares	Value
TOBACCO - CONTINUED
Tobacco - continued
Imperial Tobacco Group PLC	21,015	$ 813,619
ITC Ltd.	108,173	562,993
Japan Tobacco, Inc.	20,200	657,283
Lorillard, Inc.	35,095	1,778,615
Philip Morris International, Inc.	38,734	3,374,893
Souza Cruz SA	81,400	839,342
		40,446,168
TOTAL COMMON STOCKS (Cost $133,853,041)		163,633,634
Nonconvertible Preferred Stocks - 0.3%

BEVERAGES - 0.3%
Brewers - 0.3%
Ambev SA sponsored ADR (Cost $493,524)	71,915	528,575
Money Market Funds - 0.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	1,150,264	$ 1,150,264
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	385,000	385,000
TOTAL MONEY MARKET FUNDS (Cost $1,535,264)		1,535,264
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $135,881,829)		165,697,473
NET OTHER ASSETS (LIABILITIES) - 0.3%		524,030
NET ASSETS - 100%		$ 166,221,503
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,159
Fidelity Securities Lending Cash Central Fund	23,122
Total	$ 30,281
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 163,633,634	$ 156,822,436	$ 6,811,198	$ -
Nonconvertible Preferred Stocks	528,575	528,575	-	-
Money Market Funds	1,535,264	1,535,264	-	-
Total Investments in Securities:	$ 165,697,473	$ 158,886,275	$ 6,811,198	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 7,692,590
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	63.1%
United Kingdom	19.5%
France	4.9%
Bermuda	2.8%
Switzerland	1.5%
Belgium	1.5%
Netherlands	1.3%
Brazil	1.2%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $378,752) - See accompanying schedule: Unaffiliated issuers (cost $134,346,565)	$ 164,162,209
Fidelity Central Funds (cost $1,535,264)	1,535,264
Total Investments (cost $135,881,829)		$ 165,697,473
Foreign currency held at value (cost $3)		3
Receivable for investments sold		828,859
Receivable for fund shares sold		187,442
Dividends receivable		243,631
Distributions receivable from Fidelity Central Funds		162
Prepaid expenses		1,310
Other receivables		439
Total assets		166,959,319

Liabilities
Payable for investments purchased	$ 71,944
Payable for fund shares redeemed	139,817
Accrued management fee	75,828
Other affiliated payables	24,169
Other payables and accrued expenses	41,058
Collateral on securities loaned, at value	385,000
Total liabilities		737,816

Net Assets		$ 166,221,503
Net Assets consist of:
Paid in capital		$ 132,377,633
Undistributed net investment income		4,780
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,026,385
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		29,812,705
Net Assets		$ 166,221,503

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($25,736,119 ÷ 1,565,415 shares)	$ 16.44

Investor Class: Net Asset Value, offering price and redemption price per share ($140,485,384 ÷ 8,567,679 shares)	$ 16.40

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 4,178,299
Income from Fidelity Central Funds		30,281
Total income		4,208,580

Expenses
Management fee	$ 875,307
Transfer agent fees	219,269
Accounting and security lending fees	61,902
Custodian fees and expenses	28,710
Independent trustees' compensation	2,547
Audit	51,086
Legal	2,709
Miscellaneous	7,189
Total expenses before reductions	1,248,719
Expense reductions	(9,696)	1,239,023
Net investment income (loss)		2,969,557
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $765)	7,021,936
Foreign currency transactions	(2,684)
Total net realized gain (loss)		7,019,252
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $2,935)	17,627,358
Assets and liabilities in foreign currencies	601
Total change in net unrealized appreciation (depreciation)		17,627,959
Net gain (loss)		24,647,211
Net increase (decrease) in net assets resulting from operations		$ 27,616,768

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,969,557	$ 1,672,722
Net realized gain (loss)	7,019,252	1,359,166
Change in net unrealized appreciation (depreciation)	17,627,959	8,294,503
Net increase (decrease) in net assets resulting from operations	27,616,768	11,326,391
Distributions to shareholders from net investment income	(2,961,327)	(1,672,350)
Distributions to shareholders from net realized gain	(3,113,789)	(728,139)
Total distributions	(6,075,116)	(2,400,489)
Share transactions - net increase (decrease)	30,884,010	45,487,826
Redemption fees	24,915	85,003
Total increase (decrease) in net assets	52,450,577	54,498,731

Net Assets
Beginning of period	113,770,926	59,272,195
End of period (including undistributed net investment income of $4,780 and undistributed net investment income of $0, respectively)	$ 166,221,503	$ 113,770,926

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 14.03	$ 12.42	$ 11.61	$ 10.22	$ 8.60
Income from Investment Operations
Net investment income (loss) C	.31	.27	.21	.17	.15
Net realized and unrealized gain (loss)	2.73	1.64	.73	1.39	1.63
Total from investment operations	3.04	1.91	.94	1.56	1.78
Distributions from net investment income	(.31)	(.22)	(.14)	(.17)	(.16)
Distributions from net realized gain	(.32)	(.09)	-	-	-
Total distributions	(.63)	(.31)	(.14)	(.17)	(.16)
Redemption fees added to paid in capital C	- G	.01	.01	- G	- G
Net asset value, end of period	$ 16.44	$ 14.03	$ 12.42	$ 11.61	$ 10.22
Total Return A, B	21.80%	15.40%	8.18%	15.23%	20.73%
Ratios to Average Net Assets D, F
Expenses before reductions	.73%	.75%	.87%	1.03%	1.12%
Expenses net of fee waivers, if any	.72%	.75%	.87%	1.00%	1.00%
Expenses net of all reductions	.72%	.74%	.87%	.99%	1.00%
Net investment income (loss)	1.94%	1.95%	1.76%	1.61%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,736	$ 24,123	$ 13,965	$ 8,106	$ 8,532
Portfolio turnover rate E	36%	20%	18%	60%	71%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 13.99	$ 12.39	$ 11.59	$ 10.21	$ 8.59
Income from Investment Operations
Net investment income (loss) C	.30	.25	.20	.16	.14
Net realized and unrealized gain (loss)	2.73	1.64	.72	1.38	1.63
Total from investment operations	3.03	1.89	.92	1.54	1.77
Distributions from net investment income	(.30)	(.21)	(.13)	(.16)	(.15)
Distributions from net realized gain	(.32)	(.09)	-	-	-
Total distributions	(.62)	(.30)	(.13)	(.16)	(.15)
Redemption fees added to paid in capital C	- G	.01	.01	- G	- G
Net asset value, end of period	$ 16.40	$ 13.99	$ 12.39	$ 11.59	$ 10.21
Total Return A, B	21.79%	15.30%	8.07%	15.09%	20.68%
Ratios to Average Net Assets D, F
Expenses before reductions	.80%	.82%	.94%	1.10%	1.22%
Expenses net of fee waivers, if any	.80%	.82%	.94%	1.08%	1.08%
Expenses net of all reductions	.80%	.82%	.93%	1.07%	1.08%
Net investment income (loss)	1.86%	1.87%	1.69%	1.53%	1.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 140,485	$ 89,648	$ 45,307	$ 15,536	$ 10,446
Portfolio turnover rate E	36%	20%	18%	60%	71%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Consumer Staples Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 31,637,129
Gross unrealized depreciation	(1,981,287)
Net unrealized appreciation (depreciation) on securities and other investments	$ 29,655,842

Tax Cost	$ 136,041,631

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 610,911
Undistributed long-term capital gain	$ 3,576,645
Net unrealized appreciation (depreciation)	$ 29,656,314

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 5,963,655	$ 2,400,489
Long-term Capital Gains	111,461	-
Total	$ 6,075,116	$ 2,400,489

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $82,896,525 and $53,786,780, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 22,105
Investor Class	197,164
$ 219,269

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,070 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $304 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $23,122. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 1,133
Investor Class	5,031
$ 6,164

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,532 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 475,514	$ 370,536
Investor Class	2,485,813	1,301,814
Total	$ 2,961,327	$ 1,672,350
From net realized gain
Initial Class	$ 497,836	$ 157,821
Investor Class	2,615,953	570,318
Total	$ 3,113,789	$ 728,139

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	552,341	1,406,849	$ 8,677,009	$ 19,181,897
Reinvestment of distributions	61,339	36,948	973,350	528,357
Shares redeemed	(768,136)	(848,719)	(12,356,323)	(11,776,352)
Net increase (decrease)	(154,456)	595,078	$ (2,705,964)	$ 7,933,902

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Investor Class
Shares sold	3,358,481	3,432,277	$ 52,778,758	$ 46,521,823
Reinvestment of distributions	322,066	131,194	5,101,766	1,872,132
Shares redeemed	(1,519,540)	(813,316)	(24,290,550)	(10,840,031)
Net increase (decrease)	2,161,007	2,750,155	$ 33,589,974	$ 37,553,924

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Consumer Staples Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Consumer Staples Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Ronald P. O'Hanley is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees,the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Trustees and Officers - continued

Interested Trustees*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee Chairman of the Board of Trustees

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Consumer Staples Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/14/2014	02/14/2014	$0.452
Investor Class	02/14/2014	02/14/2014	$0.452

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $3,576,913 or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 3% and 43%; and Investor Class designates 3% and 44% of the dividends distributed in February and December, 2013, respectively as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Proxy Voting Results

A special meeting of Consumer Staples Portfolio's shareholders was held on May 14, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	1,555,133,782.46	93.955
Withheld	100,063,694.32	6.045
TOTAL	1,655,197,476.78	100.000
Ronald P. O'Hanley
Affirmative	1,557,988,095.28	94.128
Withheld	97,209,381.50	5.872
TOTAL	1,655,197,476.78	100.000
David A. Rosow
Affirmative	1,552,645,347.31	93.805
Withheld	102,552,129.47	6.195
TOTAL	1,655,197,476.78	100.000
Garnett A. Smith
Affirmative	1,554,582,880.53	93.922
Withheld	100,614,596.25	6.078
TOTAL	1,655,197,476.78	100.000
William S. Stavropoulos
Affirmative	1,548,352,452.21	93.545
Withheld	106,845,024.57	6.455
TOTAL	1,655,197,476.78	100.000
Michael E. Wiley
Affirmative	1,556,790,374.70	94.055
Withheld	98,407,102.08	5.945
TOTAL	1,655,197,476.78	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	127,370,122.58	91.022
Against	5,521,947.29	3.946
Abstain	7,041,714.57	5.032
TOTAL	139,933,784.44	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity Select Co, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VCSP-ANN-0214
1.850994.106

Fidelity® Variable Insurance Products:
Energy Portfolio: Service Class 2

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Energy Portfolio - Service Class 2 A,B	24.21%	16.73%	11.75%

A Prior to October 1, 2006, VIP Energy Portfolio was named VIP Natural Resources Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

B The initial offering of Service Class 2 shares took place on April 6, 2005. Returns prior to April 6, 2005 are those of Initial Class and do not include the effects of Service Class 2's 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to April 6, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Energy Portfolio - Service Class 2 on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote B above for additional information regarding the performance of Service Class 2.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from John Dowd, Portfolio Manager of VIP Energy Portfolio: For the year, the fund's share classes underperformed the 25.93% gain of the MSCI® U.S. IMI Energy 25-50 Index, and the broadly based S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Energy stocks benefited from big gains in equities overall, but fell short of the broader market due in part to muted global demand. Versus the MSCI sector benchmark, the fund's investments in drilling companies detracted, including an underweighting in Ensco, a U.K.-based offshore rig company that failed to deliver on earnings growth. Exploration & production (E&P) firms were a mixed bag, with Cobalt International Energy the fund's largest individual detractor. Investors didn't like the details behind the company's December announcement of a new geological discovery, and the stock sold off. A sizable stake in Anadarko Petroleum stung when its stock fell on a court ruling over its liability in an environmental clean-up case. Conversely, E&P firms Cimarex Energy and Pioneer Natural Resources contributed, as did energy service giant Haliburton and an underweighting in integrated oil company and benchmark heavyweight Exxon Mobil.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.70%
Actual		$ 1,000.00	$ 1,133.10	$ 3.76
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57
Service Class 2.95%
Actual		$ 1,000.00	$ 1,131.20	$ 5.10
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84
Investor Class	.78%
Actual		$ 1,000.00	$ 1,132.00	$ 4.19
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	11.5	8.8
Exxon Mobil Corp.	11.0	13.4
EOG Resources, Inc.	7.1	3.6
Schlumberger Ltd.	5.6	3.3
Anadarko Petroleum Corp.	4.4	3.9
ConocoPhillips Co.	4.3	0.0
National Oilwell Varco, Inc.	3.4	4.3
Noble Energy, Inc.	3.0	2.9
Cimarex Energy Co.	2.9	1.1
Halliburton Co.	2.8	5.2
	56.0
Top Industries (% of fund's net assets)
As of December 31, 2013
Oil, Gas &Consumable Fuels	76.9%
Energy Equipment & Services	21.1%
Construction & Engineering	0.3%
Metals & Mining	0.1%
All Others*	1.6%

As of June 30, 2013
Oil, Gas &Consumable Fuels	75.8%
Energy Equipment & Services	22.3%
Chemicals	1.3%
Hotels, Restaurants & Leisure	0.0%
Specialty Retail	0.0%
All Others*	0.6%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSTRUCTION & ENGINEERING - 0.3%
Construction & Engineering - 0.3%
URS Corp.	15,081	$ 799,142
ENERGY EQUIPMENT & SERVICES - 21.1%
Oil & Gas Drilling - 3.3%
Ensco PLC Class A	98,272	5,619,193
Hercules Offshore, Inc. (a)	55,355	361,468
Noble Corp.	50,070	1,876,123
Odfjell Drilling A/S	120,300	719,979
Vantage Drilling Co. (a)	855,519	1,574,155
Xtreme Drilling & Coil Services Corp. (a)	261,500	891,156
		11,042,074
Oil & Gas Equipment & Services - 17.8%
Cameron International Corp. (a)	93,314	5,554,982
Core Laboratories NV	12,175	2,324,816
FMC Technologies, Inc. (a)	102,505	5,351,786
Forum Energy Technologies, Inc. (a)	72,001	2,034,748
Halliburton Co.	183,940	9,334,955
National Oilwell Varco, Inc.	142,405	11,325,470
Oceaneering International, Inc.	11,200	883,456
Schlumberger Ltd.	207,536	18,701,069
Total Energy Services, Inc.	27,900	541,584
Weatherford International Ltd. (a)	203,134	3,146,546
		59,199,412
TOTAL ENERGY EQUIPMENT & SERVICES		70,241,486
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.1%
U.S. Silica Holdings, Inc.	10,700	364,977
OIL, GAS & CONSUMABLE FUELS - 76.9%
Coal & Consumable Fuels - 1.7%
Alpha Natural Resources, Inc. (a)	38,500	274,890
Peabody Energy Corp.	278,961	5,448,108
		5,722,998
Integrated Oil & Gas - 28.1%
Chevron Corp.	306,438	38,277,172
Exxon Mobil Corp.	359,603	36,391,824
Hess Corp.	76,943	6,386,269
Occidental Petroleum Corp.	59,275	5,637,053
Suncor Energy, Inc.	188,500	6,608,369
		93,300,687
Oil & Gas Exploration & Production - 39.6%
Anadarko Petroleum Corp.	185,034	14,676,897
Bankers Petroleum Ltd. (a)	475,100	1,954,518
Bonanza Creek Energy, Inc. (a)	63,627	2,765,866
Cabot Oil & Gas Corp.	193,678	7,506,959

	Shares	Value
Cimarex Energy Co.	91,387	$ 9,587,410
Cobalt International Energy, Inc. (a)	168,302	2,768,568
Concho Resources, Inc. (a)	3,200	345,600
ConocoPhillips Co.	202,798	14,327,679
Continental Resources, Inc. (a)(d)	50,062	5,632,976
Emerald Oil, Inc. (a)	25,500	195,330
Energen Corp.	7,500	530,625
EOG Resources, Inc.	140,021	23,501,125
EPL Oil & Gas, Inc. (a)	29,282	834,537
EQT Corp.	54,274	4,872,720
Evolution Petroleum Corp.	5,622	69,375
Gulfport Energy Corp. (a)	26,335	1,663,055
Halcon Resources Corp. (a)	150,000	579,000
Kodiak Oil & Gas Corp. (a)	260,021	2,914,835
Laredo Petroleum Holdings, Inc. (a)	73,523	2,035,852
Murphy Oil Corp.	10,400	674,752
Noble Energy, Inc.	146,812	9,999,365
Northern Oil & Gas, Inc. (a)	92,107	1,388,052
Oasis Petroleum, Inc. (a)	12,778	600,183
Painted Pony Petroleum Ltd. (a)	63,475	414,701
PDC Energy, Inc. (a)	61,434	3,269,517
Pioneer Natural Resources Co.	40,365	7,429,986
Rex Energy Corp. (a)	730	14,388
Rosetta Resources, Inc. (a)	18,900	907,956
Sanchez Energy Corp. (a)	32,800	803,928
SM Energy Co.	50,838	4,225,146
Synergy Resources Corp. (a)	33,024	305,802
TAG Oil Ltd. (a)	202,500	627,183
Tullow Oil PLC	22,560	319,413
Whiting Petroleum Corp. (a)	62,800	3,885,436
		131,628,735
Oil & Gas Refining & Marketing - 2.3%
Marathon Petroleum Corp.	47,703	4,375,796
Phillips 66 Co.	30,380	2,343,209
Tesoro Corp.	13,000	760,500
		7,479,505
Oil & Gas Storage & Transport - 5.2%
Access Midstream Partners LP	72,860	4,122,419
Atlas Pipeline Partners LP	45,360	1,589,868
Magellan Midstream Partners LP	29,936	1,894,051
Markwest Energy Partners LP	22,802	1,507,896
MPLX LP	18,515	824,658
Phillips 66 Partners LP	29,175	1,106,608
Spectra Energy Corp.	24,438	870,482
Targa Resources Corp.	21,700	1,913,289
The Williams Companies, Inc.	91,155	3,515,848
Valero Energy Partners LP	1,400	48,230
		17,393,349
TOTAL OIL, GAS & CONSUMABLE FUELS		255,525,274
TOTAL COMMON STOCKS (Cost $268,122,995)		326,930,879
Money Market Funds - 3.3%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	5,471,559	$ 5,471,559
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	5,594,550	5,594,550
TOTAL MONEY MARKET FUNDS (Cost $11,066,109)		11,066,109
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $279,189,104)		337,996,988
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(5,618,650)
NET ASSETS - 100%		$ 332,378,338
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,037
Fidelity Securities Lending Cash Central Fund	123,188
Total	$ 127,225
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.5%
Curacao	5.6%
Canada	4.3%
United Kingdom	2.3%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,558,488) - See accompanying schedule: Unaffiliated issuers (cost $268,122,995)	$ 326,930,879
Fidelity Central Funds (cost $11,066,109)	11,066,109
Total Investments (cost $279,189,104)		$ 337,996,988
Receivable for fund shares sold		331,726
Dividends receivable		112,833
Distributions receivable from Fidelity Central Funds		2,788
Prepaid expenses		2,315
Other receivables		2,074
Total assets		338,448,724

Liabilities
Payable for investments purchased	$ 28,782
Payable for fund shares redeemed	196,772
Accrued management fee	149,612
Distribution and service plan fees payable	26,607
Other affiliated payables	35,820
Other payables and accrued expenses	38,243
Collateral on securities loaned, at value	5,594,550
Total liabilities		6,070,386

Net Assets		$ 332,378,338
Net Assets consist of:
Paid in capital		$ 272,677,925
Distributions in excess of net investment income		(395,249)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,287,776
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		58,807,886
Net Assets		$ 332,378,338

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($94,201,793 ÷ 3,934,036 shares)	$ 23.95

Service Class 2: Net Asset Value, offering price and redemption price per share ($130,099,998 ÷ 5,459,610 shares)	$ 23.83

Investor Class: Net Asset Value, offering price and redemption price per share ($108,076,547 ÷ 4,522,435 shares)	$ 23.90

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 4,904,272
Income from Fidelity Central Funds		127,225
Total income		5,031,497

Expenses
Management fee	$ 1,772,177
Transfer agent fees	307,406
Distribution and service plan fees	305,378
Accounting and security lending fees	125,299
Custodian fees and expenses	32,178
Independent trustees' compensation	5,048
Audit	38,597
Legal	5,206
Interest	129
Miscellaneous	22,332
Total expenses before reductions	2,613,750
Expense reductions	(25,914)	2,587,836
Net investment income (loss)		2,443,661
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,992,607
Foreign currency transactions	240
Total net realized gain (loss)		29,992,847
Change in net unrealized appreciation (depreciation) on: Investment securities	36,397,407
Assets and liabilities in foreign currencies	126
Total change in net unrealized appreciation (depreciation)		36,397,533
Net gain (loss)		66,390,380
Net increase (decrease) in net assets resulting from operations		$ 68,834,041

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,443,661	$ 2,956,681
Net realized gain (loss)	29,992,847	3,674,511
Change in net unrealized appreciation (depreciation)	36,397,533	7,776,477
Net increase (decrease) in net assets resulting from operations	68,834,041	14,407,669
Distributions to shareholders from net investment income	(2,599,943)	(2,882,991)
Distributions to shareholders from net realized gain	(1,958,979)	-
Total distributions	(4,558,922)	(2,882,991)
Share transactions - net increase (decrease)	(33,910,894)	(70,995,641)
Redemption fees	39,603	57,627
Total increase (decrease) in net assets	30,403,828	(59,413,336)

Net Assets
Beginning of period	301,974,510	361,387,846
End of period (including distributions in excess of net investment income of $395,249 and undistributed net investment income of $20,344, respectively)	$ 332,378,338	$ 301,974,510

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.53	$ 18.81	$ 20.05	$ 16.88	$ 11.46
Income from Investment Operations
Net investment income (loss) C	.20	.19	.21	.11	.07
Net realized and unrealized gain (loss)	4.58	.74	(1.23)	3.16	5.41
Total from investment operations	4.78	.93	(1.02)	3.27	5.48
Distributions from net investment income	(.22)	(.21)	(.23)	(.11)	(.07)
Distributions from net realized gain	(.14)	-	-	-	-
Total distributions	(.36)	(.21)	(.23)	(.11)	(.07)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 23.95	$ 19.53	$ 18.81	$ 20.05	$ 16.88
Total Return A, B	24.55%	4.94%	(4.99)%	19.45%	47.90%
Ratios to Average Net Assets D, F
Expenses before reductions	.70%	.69%	.69%	.70%	.71%
Expenses net of fee waivers, if any	.69%	.69%	.69%	.69%	.71%
Expenses net of all reductions	.69%	.68%	.68%	.69%	.70%
Net investment income (loss)	.88%	.98%	1.00%	.65%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 94,202	$ 96,822	$ 126,723	$ 148,774	$ 152,028
Portfolio turnover rate E	90%	81%	94%	105%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.44	$ 18.72	$ 19.94	$ 16.79	$ 11.40
Income from Investment Operations
Net investment income (loss) C	.14	.14	.16	.07	.03
Net realized and unrealized gain (loss)	4.55	.73	(1.21)	3.13	5.38
Total from investment operations	4.69	.87	(1.05)	3.20	5.41
Distributions from net investment income	(.16)	(.15)	(.18)	(.06)	(.03)
Distributions from net realized gain	(.14)	-	-	-	-
Total distributions	(.30)	(.15)	(.18)	(.06)	(.03)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 23.83	$ 19.44	$ 18.72	$ 19.94	$ 16.79
Total Return A, B	24.21%	4.68%	(5.20)%	19.16%	47.57%
Ratios to Average Net Assets D, F
Expenses before reductions	.94%	.94%	.94%	.95%	.96%
Expenses net of fee waivers, if any	.94%	.94%	.93%	.94%	.96%
Expenses net of all reductions	.94%	.93%	.93%	.94%	.95%
Net investment income (loss)	.64%	.74%	.75%	.40%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,100	$ 112,819	$ 127,187	$ 129,043	$ 125,669
Portfolio turnover rate E	90%	81%	94%	105%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.49	$ 18.77	$ 20.01	$ 16.85	$ 11.44
Income from Investment Operations
Net investment income (loss) C	.18	.17	.19	.09	.05
Net realized and unrealized gain (loss)	4.57	.74	(1.23)	3.16	5.41
Total from investment operations	4.75	.91	(1.04)	3.25	5.46
Distributions from net investment income	(.20)	(.19)	(.21)	(.10)	(.06)
Distributions from net realized gain	(.14)	-	-	-	-
Total distributions	(.34)	(.19)	(.21)	(.10)	(.06)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 23.90	$ 19.49	$ 18.77	$ 20.01	$ 16.85
Total Return A, B	24.45%	4.86%	(5.09)%	19.34%	47.79%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.77%	.77%	.79%	.81%
Expenses net of fee waivers, if any	.77%	.77%	.77%	.78%	.81%
Expenses net of all reductions	.77%	.76%	.77%	.77%	.80%
Net investment income (loss)	.80%	.90%	.92%	.57%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 108,077	$ 92,334	$ 107,479	$ 103,682	$ 89,921
Portfolio turnover rate E	90%	81%	94%	105%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Energy Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 66,728,885
Gross unrealized depreciation	(8,429,722)
Net unrealized appreciation (depreciation) on securities and other investments	$ 58,299,163

Tax Cost	$ 279,697,825

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 1,796,497
Net unrealized appreciation (depreciation)	$ 58,299,165

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 2,769,245	$ 2,882,991
Long-term Capital Gains	1,789,677	-
Total	$ 4,558,922	$ 2,882,991

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $281,227,942 and $319,626,280, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a separate 12b-1 Plan for Service Class 2 shares. Service Class 2 pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .25% of Service Class 2's average net assets.

For the period, total fees for Service Class 2, all of which was re-allowed to insurance companies for the distribution of shares and providing shareholder support services were $305,378.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 69,548
Service Class 2	84,097
Investor Class	153,761
$ 307,406

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,419 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,578,000.42%		$ 129

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $692 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $123,188, including $2,463 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 3,827
Service Class 2	4,793
Investor Class	3,944
$ 12,564

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,350 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 848,957	$ 1,095,585
Service Class 2	873,309	892,430
Investor Class	877,677	894,976
Total	$ 2,599,943	$ 2,882,991
From net realized gain
Initial Class	$ 558,971	$ -
Service Class 2	770,344	-
Investor Class	629,664	-
Total	$ 1,958,979	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	454,958	621,886	$ 10,149,434	$ 12,291,507
Reinvestment of distributions	61,357	56,914	1,407,928	1,095,585
Shares redeemed	(1,539,411)	(2,458,244)	(34,100,951)	(47,201,779)
Net increase (decrease)	(1,023,096)	(1,779,444)	$ (22,543,589)	$ (33,814,687)
Service Class 2
Shares sold	587,706	770,749	$ 13,184,617	$ 15,078,815
Reinvestment of distributions	71,977	46,578	1,643,653	892,430
Shares redeemed	(1,003,296)	(1,808,109)	(22,009,470)	(34,633,984)
Net increase (decrease)	(343,613)	(990,782)	$ (7,181,200)	$ (18,662,739)
Investor Class
Shares sold	759,705	673,218	$ 17,109,559	$ 13,236,333
Reinvestment of distributions	65,797	46,565	1,507,341	894,976
Shares redeemed	(1,039,455)	(1,708,016)	(22,803,005)	(32,649,524)
Net increase (decrease)	(213,953)	(988,233)	$ (4,186,105)	$ (18,518,215)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 60% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 39% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Energy Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Energy Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Energy Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos each oversees 247 funds. David A. Rosow, Garnett A. Smith, and Michael E. Wiley each oversees 74 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Ronald P. O'Hanley is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee Chairman of the Board of Trustees

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Energy Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Service Class 2	02/14/14	02/14/14	$0.135

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $3,616,421, or, if subsequently determined to be different, the net capital gain of such year.

Service Class 2 designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Proxy Voting Results

A special meeting of Energy Portfolio's shareholders was held on May 14, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	1,555,133,782.46	93.955
Withheld	100,063,694.32	6.045
TOTAL	1,655,197,476.78	100.000
Ronald P. O'Hanley
Affirmative	1,557,988,095.28	94.128
Withheld	97,209,381.50	5.872
TOTAL	1,655,197,476.78	100.000
David A. Rosow
Affirmative	1,552,645,347.31	93.805
Withheld	102,552,129.47	6.195
TOTAL	1,655,197,476.78	100.000
Garnett A. Smith
Affirmative	1,554,582,880.53	93.922
Withheld	100,614,596.25	6.078
TOTAL	1,655,197,476.78	100.000
William S. Stavropoulos
Affirmative	1,548,352,452.21	93.545
Withheld	106,845,024.57	6.455
TOTAL	1,655,197,476.78	100.000
Michael E. Wiley
Affirmative	1,556,790,374.70	94.055
Withheld	98,407,102.08	5.945
TOTAL	1,655,197,476.78	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	287,261,557.88	90.277
Against	11,605,272.64	3.647
Abstain	19,335,092.44	6.076
TOTAL	318,201,922.96	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VNR2-ANN-0214
1.826359.109

Fidelity® Variable Insurance Products:
Energy Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Energy Portfolio - Initial Class A	24.55%	17.01%	12.00%
VIP Energy Portfolio - Investor ClassA,B	24.45%	16.91%	11.90%

A Prior to October 1, 2006, VIP Energy Portfolio was named VIP Natural Resources Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

B The initial offering of Investor Class took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Energy Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from John Dowd, Portfolio Manager of VIP Energy Portfolio: For the year, the fund's share classes underperformed the 25.93% gain of the MSCI® U.S. IMI Energy 25-50 Index, and the broadly based S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Energy stocks benefited from big gains in equities overall, but fell short of the broader market due in part to muted global demand. Versus the MSCI sector benchmark, the fund's investments in drilling companies detracted, including an underweighting in Ensco, a U.K.-based offshore rig company that failed to deliver on earnings growth. Exploration & production (E&P) firms were a mixed bag, with Cobalt International Energy the fund's largest individual detractor. Investors didn't like the details behind the company's December announcement of a new geological discovery, and the stock sold off. A sizable stake in Anadarko Petroleum stung when its stock fell on a court ruling over its liability in an environmental clean-up case. Conversely, E&P firms Cimarex Energy and Pioneer Natural Resources contributed, as did energy service giant Haliburton and an underweighting in integrated oil company and benchmark heavyweight Exxon Mobil.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.70%
Actual		$ 1,000.00	$ 1,133.10	$ 3.76
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57
Service Class 2.95%
Actual		$ 1,000.00	$ 1,131.20	$ 5.10
HypotheticalA		$ 1,000.00	$ 1,020.42	$ 4.84
Investor Class	.78%
Actual		$ 1,000.00	$ 1,132.00	$ 4.19
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	11.5	8.8
Exxon Mobil Corp.	11.0	13.4
EOG Resources, Inc.	7.1	3.6
Schlumberger Ltd.	5.6	3.3
Anadarko Petroleum Corp.	4.4	3.9
ConocoPhillips Co.	4.3	0.0
National Oilwell Varco, Inc.	3.4	4.3
Noble Energy, Inc.	3.0	2.9
Cimarex Energy Co.	2.9	1.1
Halliburton Co.	2.8	5.2
	56.0
Top Industries (% of fund's net assets)
As of December 31, 2013
Oil, Gas &Consumable Fuels	76.9%
Energy Equipment & Services	21.1%
Construction & Engineering	0.3%
Metals & Mining	0.1%
All Others*	1.6%

As of June 30, 2013
Oil, Gas &Consumable Fuels	75.8%
Energy Equipment & Services	22.3%
Chemicals	1.3%
Hotels, Restaurants & Leisure	0.0%
Specialty Retail	0.0%
All Others*	0.6%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
CONSTRUCTION & ENGINEERING - 0.3%
Construction & Engineering - 0.3%
URS Corp.	15,081	$ 799,142
ENERGY EQUIPMENT & SERVICES - 21.1%
Oil & Gas Drilling - 3.3%
Ensco PLC Class A	98,272	5,619,193
Hercules Offshore, Inc. (a)	55,355	361,468
Noble Corp.	50,070	1,876,123
Odfjell Drilling A/S	120,300	719,979
Vantage Drilling Co. (a)	855,519	1,574,155
Xtreme Drilling & Coil Services Corp. (a)	261,500	891,156
		11,042,074
Oil & Gas Equipment & Services - 17.8%
Cameron International Corp. (a)	93,314	5,554,982
Core Laboratories NV	12,175	2,324,816
FMC Technologies, Inc. (a)	102,505	5,351,786
Forum Energy Technologies, Inc. (a)	72,001	2,034,748
Halliburton Co.	183,940	9,334,955
National Oilwell Varco, Inc.	142,405	11,325,470
Oceaneering International, Inc.	11,200	883,456
Schlumberger Ltd.	207,536	18,701,069
Total Energy Services, Inc.	27,900	541,584
Weatherford International Ltd. (a)	203,134	3,146,546
		59,199,412
TOTAL ENERGY EQUIPMENT & SERVICES		70,241,486
METALS & MINING - 0.1%
Diversified Metals & Mining - 0.1%
U.S. Silica Holdings, Inc.	10,700	364,977
OIL, GAS & CONSUMABLE FUELS - 76.9%
Coal & Consumable Fuels - 1.7%
Alpha Natural Resources, Inc. (a)	38,500	274,890
Peabody Energy Corp.	278,961	5,448,108
		5,722,998
Integrated Oil & Gas - 28.1%
Chevron Corp.	306,438	38,277,172
Exxon Mobil Corp.	359,603	36,391,824
Hess Corp.	76,943	6,386,269
Occidental Petroleum Corp.	59,275	5,637,053
Suncor Energy, Inc.	188,500	6,608,369
		93,300,687
Oil & Gas Exploration & Production - 39.6%
Anadarko Petroleum Corp.	185,034	14,676,897
Bankers Petroleum Ltd. (a)	475,100	1,954,518
Bonanza Creek Energy, Inc. (a)	63,627	2,765,866
Cabot Oil & Gas Corp.	193,678	7,506,959

	Shares	Value
Cimarex Energy Co.	91,387	$ 9,587,410
Cobalt International Energy, Inc. (a)	168,302	2,768,568
Concho Resources, Inc. (a)	3,200	345,600
ConocoPhillips Co.	202,798	14,327,679
Continental Resources, Inc. (a)(d)	50,062	5,632,976
Emerald Oil, Inc. (a)	25,500	195,330
Energen Corp.	7,500	530,625
EOG Resources, Inc.	140,021	23,501,125
EPL Oil & Gas, Inc. (a)	29,282	834,537
EQT Corp.	54,274	4,872,720
Evolution Petroleum Corp.	5,622	69,375
Gulfport Energy Corp. (a)	26,335	1,663,055
Halcon Resources Corp. (a)	150,000	579,000
Kodiak Oil & Gas Corp. (a)	260,021	2,914,835
Laredo Petroleum Holdings, Inc. (a)	73,523	2,035,852
Murphy Oil Corp.	10,400	674,752
Noble Energy, Inc.	146,812	9,999,365
Northern Oil & Gas, Inc. (a)	92,107	1,388,052
Oasis Petroleum, Inc. (a)	12,778	600,183
Painted Pony Petroleum Ltd. (a)	63,475	414,701
PDC Energy, Inc. (a)	61,434	3,269,517
Pioneer Natural Resources Co.	40,365	7,429,986
Rex Energy Corp. (a)	730	14,388
Rosetta Resources, Inc. (a)	18,900	907,956
Sanchez Energy Corp. (a)	32,800	803,928
SM Energy Co.	50,838	4,225,146
Synergy Resources Corp. (a)	33,024	305,802
TAG Oil Ltd. (a)	202,500	627,183
Tullow Oil PLC	22,560	319,413
Whiting Petroleum Corp. (a)	62,800	3,885,436
		131,628,735
Oil & Gas Refining & Marketing - 2.3%
Marathon Petroleum Corp.	47,703	4,375,796
Phillips 66 Co.	30,380	2,343,209
Tesoro Corp.	13,000	760,500
		7,479,505
Oil & Gas Storage & Transport - 5.2%
Access Midstream Partners LP	72,860	4,122,419
Atlas Pipeline Partners LP	45,360	1,589,868
Magellan Midstream Partners LP	29,936	1,894,051
Markwest Energy Partners LP	22,802	1,507,896
MPLX LP	18,515	824,658
Phillips 66 Partners LP	29,175	1,106,608
Spectra Energy Corp.	24,438	870,482
Targa Resources Corp.	21,700	1,913,289
The Williams Companies, Inc.	91,155	3,515,848
Valero Energy Partners LP	1,400	48,230
		17,393,349
TOTAL OIL, GAS & CONSUMABLE FUELS		255,525,274
TOTAL COMMON STOCKS (Cost $268,122,995)		326,930,879
Money Market Funds - 3.3%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	5,471,559	$ 5,471,559
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	5,594,550	5,594,550
TOTAL MONEY MARKET FUNDS (Cost $11,066,109)		11,066,109
TOTAL INVESTMENT PORTFOLIO - 101.7% (Cost $279,189,104)		337,996,988
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(5,618,650)
NET ASSETS - 100%		$ 332,378,338
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,037
Fidelity Securities Lending Cash Central Fund	123,188
Total	$ 127,225
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.5%
Curacao	5.6%
Canada	4.3%
United Kingdom	2.3%
Others (Individually Less Than 1%)	2.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,558,488) - See accompanying schedule: Unaffiliated issuers (cost $268,122,995)	$ 326,930,879
Fidelity Central Funds (cost $11,066,109)	11,066,109
Total Investments (cost $279,189,104)		$ 337,996,988
Receivable for fund shares sold		331,726
Dividends receivable		112,833
Distributions receivable from Fidelity Central Funds		2,788
Prepaid expenses		2,315
Other receivables		2,074
Total assets		338,448,724

Liabilities
Payable for investments purchased	$ 28,782
Payable for fund shares redeemed	196,772
Accrued management fee	149,612
Distribution and service plan fees payable	26,607
Other affiliated payables	35,820
Other payables and accrued expenses	38,243
Collateral on securities loaned, at value	5,594,550
Total liabilities		6,070,386

Net Assets		$ 332,378,338
Net Assets consist of:
Paid in capital		$ 272,677,925
Distributions in excess of net investment income		(395,249)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,287,776
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		58,807,886
Net Assets		$ 332,378,338

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($94,201,793 ÷ 3,934,036 shares)	$ 23.95

Service Class 2: Net Asset Value, offering price and redemption price per share ($130,099,998 ÷ 5,459,610 shares)	$ 23.83

Investor Class: Net Asset Value, offering price and redemption price per share ($108,076,547 ÷ 4,522,435 shares)	$ 23.90

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 4,904,272
Income from Fidelity Central Funds		127,225
Total income		5,031,497

Expenses
Management fee	$ 1,772,177
Transfer agent fees	307,406
Distribution and service plan fees	305,378
Accounting and security lending fees	125,299
Custodian fees and expenses	32,178
Independent trustees' compensation	5,048
Audit	38,597
Legal	5,206
Interest	129
Miscellaneous	22,332
Total expenses before reductions	2,613,750
Expense reductions	(25,914)	2,587,836
Net investment income (loss)		2,443,661
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,992,607
Foreign currency transactions	240
Total net realized gain (loss)		29,992,847
Change in net unrealized appreciation (depreciation) on: Investment securities	36,397,407
Assets and liabilities in foreign currencies	126
Total change in net unrealized appreciation (depreciation)		36,397,533
Net gain (loss)		66,390,380
Net increase (decrease) in net assets resulting from operations		$ 68,834,041

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,443,661	$ 2,956,681
Net realized gain (loss)	29,992,847	3,674,511
Change in net unrealized appreciation (depreciation)	36,397,533	7,776,477
Net increase (decrease) in net assets resulting from operations	68,834,041	14,407,669
Distributions to shareholders from net investment income	(2,599,943)	(2,882,991)
Distributions to shareholders from net realized gain	(1,958,979)	-
Total distributions	(4,558,922)	(2,882,991)
Share transactions - net increase (decrease)	(33,910,894)	(70,995,641)
Redemption fees	39,603	57,627
Total increase (decrease) in net assets	30,403,828	(59,413,336)

Net Assets
Beginning of period	301,974,510	361,387,846
End of period (including distributions in excess of net investment income of $395,249 and undistributed net investment income of $20,344, respectively)	$ 332,378,338	$ 301,974,510

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.53	$ 18.81	$ 20.05	$ 16.88	$ 11.46
Income from Investment Operations
Net investment income (loss) C	.20	.19	.21	.11	.07
Net realized and unrealized gain (loss)	4.58	.74	(1.23)	3.16	5.41
Total from investment operations	4.78	.93	(1.02)	3.27	5.48
Distributions from net investment income	(.22)	(.21)	(.23)	(.11)	(.07)
Distributions from net realized gain	(.14)	-	-	-	-
Total distributions	(.36)	(.21)	(.23)	(.11)	(.07)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 23.95	$ 19.53	$ 18.81	$ 20.05	$ 16.88
Total Return A, B	24.55%	4.94%	(4.99)%	19.45%	47.90%
Ratios to Average Net Assets D, F
Expenses before reductions	.70%	.69%	.69%	.70%	.71%
Expenses net of fee waivers, if any	.69%	.69%	.69%	.69%	.71%
Expenses net of all reductions	.69%	.68%	.68%	.69%	.70%
Net investment income (loss)	.88%	.98%	1.00%	.65%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 94,202	$ 96,822	$ 126,723	$ 148,774	$ 152,028
Portfolio turnover rate E	90%	81%	94%	105%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.44	$ 18.72	$ 19.94	$ 16.79	$ 11.40
Income from Investment Operations
Net investment income (loss) C	.14	.14	.16	.07	.03
Net realized and unrealized gain (loss)	4.55	.73	(1.21)	3.13	5.38
Total from investment operations	4.69	.87	(1.05)	3.20	5.41
Distributions from net investment income	(.16)	(.15)	(.18)	(.06)	(.03)
Distributions from net realized gain	(.14)	-	-	-	-
Total distributions	(.30)	(.15)	(.18)	(.06)	(.03)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 23.83	$ 19.44	$ 18.72	$ 19.94	$ 16.79
Total Return A, B	24.21%	4.68%	(5.20)%	19.16%	47.57%
Ratios to Average Net Assets D, F
Expenses before reductions	.94%	.94%	.94%	.95%	.96%
Expenses net of fee waivers, if any	.94%	.94%	.93%	.94%	.96%
Expenses net of all reductions	.94%	.93%	.93%	.94%	.95%
Net investment income (loss)	.64%	.74%	.75%	.40%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,100	$ 112,819	$ 127,187	$ 129,043	$ 125,669
Portfolio turnover rate E	90%	81%	94%	105%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.49	$ 18.77	$ 20.01	$ 16.85	$ 11.44
Income from Investment Operations
Net investment income (loss) C	.18	.17	.19	.09	.05
Net realized and unrealized gain (loss)	4.57	.74	(1.23)	3.16	5.41
Total from investment operations	4.75	.91	(1.04)	3.25	5.46
Distributions from net investment income	(.20)	(.19)	(.21)	(.10)	(.06)
Distributions from net realized gain	(.14)	-	-	-	-
Total distributions	(.34)	(.19)	(.21)	(.10)	(.06)
Redemption fees added to paid in capital C	- G	- G	.01	.01	.01
Net asset value, end of period	$ 23.90	$ 19.49	$ 18.77	$ 20.01	$ 16.85
Total Return A, B	24.45%	4.86%	(5.09)%	19.34%	47.79%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.77%	.77%	.79%	.81%
Expenses net of fee waivers, if any	.77%	.77%	.77%	.78%	.81%
Expenses net of all reductions	.77%	.76%	.77%	.77%	.80%
Net investment income (loss)	.80%	.90%	.92%	.57%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 108,077	$ 92,334	$ 107,479	$ 103,682	$ 89,921
Portfolio turnover rate E	90%	81%	94%	105%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Energy Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 66,728,885
Gross unrealized depreciation	(8,429,722)
Net unrealized appreciation (depreciation) on securities and other investments	$ 58,299,163

Tax Cost	$ 279,697,825

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 1,796,497
Net unrealized appreciation (depreciation)	$ 58,299,165

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 2,769,245	$ 2,882,991
Long-term Capital Gains	1,789,677	-
Total	$ 4,558,922	$ 2,882,991

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $281,227,942 and $319,626,280, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management & Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a separate 12b-1 Plan for Service Class 2 shares. Service Class 2 pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .25% of Service Class 2's average net assets.

For the period, total fees for Service Class 2, all of which was re-allowed to insurance companies for the distribution of shares and providing shareholder support services were $305,378.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 69,548
Service Class 2	84,097
Investor Class	153,761
$ 307,406

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $8,419 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,578,000.42%		$ 129

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $692 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $123,188, including $2,463 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 3,827
Service Class 2	4,793
Investor Class	3,944
$ 12,564

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $13,350 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 848,957	$ 1,095,585
Service Class 2	873,309	892,430
Investor Class	877,677	894,976
Total	$ 2,599,943	$ 2,882,991
From net realized gain
Initial Class	$ 558,971	$ -
Service Class 2	770,344	-
Investor Class	629,664	-
Total	$ 1,958,979	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	454,958	621,886	$ 10,149,434	$ 12,291,507
Reinvestment of distributions	61,357	56,914	1,407,928	1,095,585
Shares redeemed	(1,539,411)	(2,458,244)	(34,100,951)	(47,201,779)
Net increase (decrease)	(1,023,096)	(1,779,444)	$ (22,543,589)	$ (33,814,687)
Service Class 2
Shares sold	587,706	770,749	$ 13,184,617	$ 15,078,815
Reinvestment of distributions	71,977	46,578	1,643,653	892,430
Shares redeemed	(1,003,296)	(1,808,109)	(22,009,470)	(34,633,984)
Net increase (decrease)	(343,613)	(990,782)	$ (7,181,200)	$ (18,662,739)
Investor Class
Shares sold	759,705	673,218	$ 17,109,559	$ 13,236,333
Reinvestment of distributions	65,797	46,565	1,507,341	894,976
Shares redeemed	(1,039,455)	(1,708,016)	(22,803,005)	(32,649,524)
Net increase (decrease)	(213,953)	(988,233)	$ (4,186,105)	$ (18,518,215)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 60% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 39% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Energy Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Energy Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Energy Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos each oversees 247 funds. David A. Rosow, Garnett A. Smith, and Michael E. Wiley each oversees 74 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Ronald P. O'Hanley is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee Chairman of the Board of Trustees

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Energy Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/14/14	02/14/14	$0.135
Investor Class	02/14/14	02/14/14	$0.135

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $3,616,421, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Proxy Voting Results

A special meeting of Energy Portfolio's shareholders was held on May 14, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	1,555,133,782.46	93.955
Withheld	100,063,694.32	6.045
TOTAL	1,655,197,476.78	100.000
Ronald P. O'Hanley
Affirmative	1,557,988,095.28	94.128
Withheld	97,209,381.50	5.872
TOTAL	1,655,197,476.78	100.000
David A. Rosow
Affirmative	1,552,645,347.31	93.805
Withheld	102,552,129.47	6.195
TOTAL	1,655,197,476.78	100.000
Garnett A. Smith
Affirmative	1,554,582,880.53	93.922
Withheld	100,614,596.25	6.078
TOTAL	1,655,197,476.78	100.000
William S. Stavropoulos
Affirmative	1,548,352,452.21	93.545
Withheld	106,845,024.57	6.455
TOTAL	1,655,197,476.78	100.000
Michael E. Wiley
Affirmative	1,556,790,374.70	94.055
Withheld	98,407,102.08	5.945
TOTAL	1,655,197,476.78	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	287,261,557.88	90.277
Against	11,605,272.64	3.647
Abstain	19,335,092.44	6.076
TOTAL	318,201,922.96	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VNRIC-ANN-0214
1.817379.108

Fidelity® Variable Insurance Products:
Financial Services Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Financial Services Portfolio - Initial Class	33.86%	13.32%	1.23%
VIP Financial Services Portfolio - Investor Class A	33.74%	13.26%	1.15%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Financial Services Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Christopher Lee, who became Portfolio Manager of VIP Financial Services Portfolio on May 21, 2013: For the year, the fund's share classes topped the 33.14% return of the MSCI® U.S. IMI Financials 25-50 Index. (For specific portfolio results, please refer to the performance section of this report.) A strong equity market, housing recovery and improved credit outlook helped drive returns in the sector. Stock picks in thrifts & mortgage finance and asset management & custody banks and an underweighting in real estate investment trusts (REITs) gave the biggest boost to relative performance. Individual contributors included timely ownership of mortgage giant Fannie Mae, which I sold near its peak last May, and alternative asset manager Blackstone Group, whose shares got a lift from rising equity and real estate markets. By contrast, a modest cash position detracted, as did an out-of-index stake in the data processing & outsourced services segment and an underweighting in life & health insurance. Individual disappointments included card-swipe device maker VeriFone Systems, whose shares were pressured by economic weakness overseas and concern over competitive threats, and pension fund manager AFP Provida in Chile, whose stock slid after a disappointing buyout offer last February. VeriFone and Provida were not in the index and not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.77%
Actual		$ 1,000.00	$ 1,169.80	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Investor Class	.85%
Actual		$ 1,000.00	$ 1,169.70	$ 4.65
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	5.2	4.8
Bank of America Corp.	4.9	4.7
U.S. Bancorp	4.9	4.2
Citigroup, Inc.	4.9	4.8
Wells Fargo & Co.	4.1	3.9
Capital One Financial Corp.	4.1	3.5
American Tower Corp.	3.3	2.7
MetLife, Inc.	3.0	2.5
Invesco Ltd.	2.4	2.3
The Travelers Companies, Inc.	2.4	2.0
	39.2
Top Industries (% of fund's net assets)
As of December 31, 2013
Diversified Financial Services	20.8%
Insurance	18.2%
Commercial Banks	16.1%
Capital Markets	14.6%
Real Estate Investment Trusts	9.3%
All Others*	21.0%

As of June 30, 2013
Insurance	19.0%
Commercial Banks	18.8%
Diversified Financial Services	17.4%
Capital Markets	12.4%
Real Estate Investment Trusts	11.5%
All Others*	20.9%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CAPITAL MARKETS - 14.6%
Asset Management & Custody Banks - 11.3%
Affiliated Managers Group, Inc. (a)	5,964	$ 1,293,472
Ameriprise Financial, Inc.	10,700	1,231,035
BlackRock, Inc. Class A	2,587	818,708
Carlyle Group LP	19,241	685,364
Franklin Resources, Inc.	25,350	1,463,456
Invesco Ltd.	59,527	2,166,783
Oaktree Capital Group LLC Class A	11,400	670,776
The Blackstone Group LP	52,076	1,640,394
		9,969,988
Diversified Capital Markets - 0.3%
UBS AG (NY Shares)	10,330	198,853
Investment Banking & Brokerage - 3.0%
E*TRADE Financial Corp. (a)	42,500	834,700
FXCM, Inc. Class A (d)	26,878	479,504
Raymond James Financial, Inc.	25,800	1,346,502
		2,660,706
TOTAL CAPITAL MARKETS		12,829,547
COMMERCIAL BANKS - 16.1%
Diversified Banks - 9.0%
U.S. Bancorp	106,873	4,317,669
Wells Fargo & Co.	79,696	3,618,198
		7,935,867
Regional Banks - 7.1%
BB&T Corp.	40,600	1,515,192
CIT Group, Inc.	8,770	457,180
CoBiz, Inc.	31,256	373,822
Commerce Bancshares, Inc.	15,625	701,719
Fifth Third Bancorp	59,078	1,242,410
M&T Bank Corp. (d)	10,640	1,238,709
Popular, Inc. (a)	18,600	534,378
Texas Capital Bancshares, Inc. (a)	3,150	195,930
		6,259,340
TOTAL COMMERCIAL BANKS		14,195,207
CONSUMER FINANCE - 6.3%
Consumer Finance - 6.3%
Capital One Financial Corp.	47,053	3,604,730
SLM Corp.	57,680	1,515,830
Springleaf Holdings, Inc.	18,600	470,208
		5,590,768
DIVERSIFIED CONSUMER SERVICES - 1.0%
Specialized Consumer Services - 1.0%
H&R Block, Inc.	30,900	897,336

	Shares	Value
DIVERSIFIED FINANCIAL SERVICES - 20.8%
Multi-Sector Holdings - 1.1%
Berkshire Hathaway, Inc. Class B (a)	8,493	$ 1,006,930
Other Diversified Financial Services - 15.0%
Bank of America Corp.	277,742	4,324,443
Citigroup, Inc.	82,239	4,285,474
JPMorgan Chase & Co.	78,154	4,570,445
		13,180,362
Specialized Finance - 4.7%
IntercontinentalExchange Group, Inc.	7,143	1,606,604
McGraw-Hill Companies, Inc.	21,350	1,669,570
MSCI, Inc. Class A (a)	19,209	839,817
		4,115,991
TOTAL DIVERSIFIED FINANCIAL SERVICES		18,303,283
HEALTH CARE PROVIDERS & SERVICES - 0.9%
Health Care Facilities - 0.9%
Brookdale Senior Living, Inc. (a)	27,900	758,322
INSURANCE - 18.2%
Insurance Brokers - 1.9%
Marsh & McLennan Companies, Inc.	35,500	1,716,780
Life & Health Insurance - 4.4%
MetLife, Inc.	48,356	2,607,356
Prudential PLC	25,657	573,280
Torchmark Corp.	8,600	672,090
		3,852,726
Multi-Line Insurance - 1.1%
HCC Insurance Holdings, Inc.	20,050	925,107
Property & Casualty Insurance - 9.4%
ACE Ltd.	17,881	1,851,220
Allied World Assurance Co. Holdings Ltd.	11,770	1,327,774
Allstate Corp.	31,850	1,737,099
Fidelity National Financial, Inc. Class A	37,950	1,231,478
The Travelers Companies, Inc.	23,479	2,125,789
		8,273,360
Reinsurance - 1.4%
Everest Re Group Ltd.	7,850	1,223,580
TOTAL INSURANCE		15,991,553
INTERNET SOFTWARE & SERVICES - 1.3%
Internet Software & Services - 1.3%
eBay, Inc. (a)	13,700	751,993
Equinix, Inc. (a)	2,320	411,684
		1,163,677
IT SERVICES - 5.1%
Data Processing & Outsourced Services - 5.1%
EVERTEC, Inc.	31,800	784,188
Fiserv, Inc. (a)	21,178	1,250,561
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
Data Processing & Outsourced Services - continued
FleetCor Technologies, Inc. (a)	7,150	$ 837,766
The Western Union Co.	38,500	664,125
Visa, Inc. Class A	4,270	950,844
		4,487,484
REAL ESTATE INVESTMENT TRUSTS - 9.3%
Mortgage REITs - 1.9%
Blackstone Mortgage Trust, Inc. (d)	17,100	463,923
NorthStar Realty Finance Corp. (d)	42,800	575,660
Redwood Trust, Inc.	31,000	600,470
		1,640,053
Retail REITs - 2.7%
CBL & Associates Properties, Inc.	24,700	443,612
Simon Property Group, Inc.	12,903	1,963,320
		2,406,932
Specialized REITs - 4.7%
American Tower Corp.	36,310	2,898,264
Rayonier, Inc.	12,800	538,880
Ventas, Inc.	11,668	668,343
		4,105,487
TOTAL REAL ESTATE INVESTMENT TRUSTS		8,152,472
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.1%
Real Estate Services - 3.1%
Altisource Portfolio Solutions SA	6,850	1,086,616
CBRE Group, Inc. (a)	64,188	1,688,144
		2,774,760
THRIFTS & MORTGAGE FINANCE - 1.1%
Thrifts & Mortgage Finance - 1.1%
MGIC Investment Corp. (a)	29,300	247,292

	Shares	Value
Ocwen Financial Corp. (a)	10,740	$ 595,533
Radian Group, Inc.	9,400	132,728
Washington Mutual, Inc. (a)	5,300	0
		975,553
TOTAL COMMON STOCKS (Cost $73,934,405)		86,119,962
Money Market Funds - 5.6%

Fidelity Cash Central Fund, 0.11% (b)	2,261,724	2,261,724
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	2,698,950	2,698,950
TOTAL MONEY MARKET FUNDS (Cost $4,960,674)		4,960,674
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $78,895,079)		91,080,636
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(2,997,381)
NET ASSETS - 100%		$ 88,083,255
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,823
Fidelity Securities Lending Cash Central Fund	11,705
Total	$ 14,528
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 86,119,962	$ 85,546,682	$ 573,280	$ -
Money Market Funds	4,960,674	4,960,674	-	-
Total Investments in Securities:	$ 91,080,636	$ 90,507,356	$ 573,280	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.0%
Switzerland	3.9%
Bermuda	3.8%
Puerto Rico	1.5%
Luxembourg	1.2%
Others (Individually Less Than 1%)	0.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $2,661,292) - See accompanying schedule: Unaffiliated issuers (cost $73,934,405)	$ 86,119,962
Fidelity Central Funds (cost $4,960,674)	4,960,674
Total Investments (cost $78,895,079)		$ 91,080,636
Foreign currency held at value (cost $174)		176
Receivable for fund shares sold		65,783
Dividends receivable		82,424
Distributions receivable from Fidelity Central Funds		450
Prepaid expenses		544
Other receivables		706
Total assets		91,230,719

Liabilities
Payable for investments purchased	$ 177,209
Payable for fund shares redeemed	185,213
Accrued management fee	38,521
Other affiliated payables	11,336
Other payables and accrued expenses	36,235
Collateral on securities loaned, at value	2,698,950
Total liabilities		3,147,464

Net Assets		$ 88,083,255
Net Assets consist of:
Paid in capital		$ 82,511,368
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,613,546)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,185,433
Net Assets		$ 88,083,255

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($27,726,477 ÷ 2,972,605 shares)	$ 9.33

Investor Class: Net Asset Value, offering price and redemption price per share ($60,356,778 ÷ 6,492,739 shares)	$ 9.30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 1,443,389
Interest		672
Income from Fidelity Central Funds		14,528
Total income		1,458,589

Expenses
Management fee	$ 387,509
Transfer agent fees	91,169
Accounting and security lending fees	27,614
Custodian fees and expenses	41,267
Independent trustees' compensation	1,139
Audit	50,801
Legal	1,181
Miscellaneous	5,567
Total expenses before reductions	606,247
Expense reductions	(17,879)	588,368
Net investment income (loss)		870,221
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,456,649
Foreign currency transactions	(1,432)
Total net realized gain (loss)		9,455,217
Change in net unrealized appreciation (depreciation) on: Investment securities	8,823,766
Assets and liabilities in foreign currencies	(355)
Total change in net unrealized appreciation (depreciation)		8,823,411
Net gain (loss)		18,278,628
Net increase (decrease) in net assets resulting from operations		$ 19,148,849

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 870,221	$ 666,312
Net realized gain (loss)	9,455,217	1,823,095
Change in net unrealized appreciation (depreciation)	8,823,411	5,533,468
Net increase (decrease) in net assets resulting from operations	19,148,849	8,022,875
Distributions to shareholders from net investment income	(888,052)	(536,969)
Share transactions - net increase (decrease)	21,673,318	14,995,460
Redemption fees	21,472	20,225
Total increase (decrease) in net assets	39,955,587	22,501,591

Net Assets
Beginning of period	48,127,668	25,626,077
End of period (including undistributed net investment income of $0 and $47,403, respectively)	$ 88,083,255	$ 48,127,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.05	$ 5.55	$ 7.01	$ 6.55	$ 5.22
Income from Investment Operations
Net investment income (loss) C	.11	.11	.01	.02	.06
Net realized and unrealized gain (loss)	2.27	1.47	(1.44)	.46	1.35
Total from investment operations	2.38	1.58	(1.43)	.48	1.41
Distributions from net investment income	(.10)	(.08)	(.03)	(.02)	(.09)
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 9.33	$ 7.05	$ 5.55	$ 7.01	$ 6.55
Total Return A, B	33.86%	28.55%	(20.46)%	7.28%	27.30%
Ratios to Average Net Assets D, F
Expenses before reductions	.81%	.85%	.92%	.90%	.91%
Expenses net of fee waivers, if any	.81%	.85%	.91%	.90%	.91%
Expenses net of all reductions	.79%	.75%	.86%	.85%	.87%
Net investment income (loss)	1.29%	1.66%	.22%	.34%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,726	$ 17,438	$ 11,805	$ 18,959	$ 20,155
Portfolio turnover rate E	211%	323%	350%	288%	336%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 7.03	$ 5.54	$ 6.99	$ 6.53	$ 5.20
Income from Investment Operations
Net investment income (loss) C	.10	.10	.01	.02	.06
Net realized and unrealized gain (loss)	2.27	1.47	(1.44)	.45	1.34
Total from investment operations	2.37	1.57	(1.43)	.47	1.40
Distributions from net investment income	(.10)	(.08)	(.02)	(.01)	(.08)
Redemption fees added to paid in capital C	- G	- G	- G	- G	.01
Net asset value, end of period	$ 9.30	$ 7.03	$ 5.54	$ 6.99	$ 6.53
Total Return A, B	33.74%	28.36%	(20.47)%	7.24%	27.30%
Ratios to Average Net Assets D, F
Expenses before reductions	.89%	.92%	.99%	.99%	1.01%
Expenses net of fee waivers, if any	.89%	.92%	.99%	.98%	1.01%
Expenses net of all reductions	.87%	.82%	.93%	.94%	.97%
Net investment income (loss)	1.22%	1.58%	.14%	.25%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,357	$ 30,690	$ 13,821	$ 21,855	$ 16,754
Portfolio turnover rate E	211%	323%	350%	288%	336%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Financial Services Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, losses deferred due to wash sales and equity-debt classifications.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,350,412
Gross unrealized depreciation	(775,315)
Net unrealized appreciation (depreciation) on securities and other investments	$ 11,575,097

Tax Cost	$ 79,505,539

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (6,003,086)
Net unrealized appreciation (depreciation)	$ 11,574,973

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (6,003,086)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 888,052	$ 536,969

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $163,687,698 and $142,798,575, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 19,119
Investor Class	72,050
$ 91,169

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,088 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $130 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $11,705. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 923
Investor Class	1,790
$ 2,713

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $15,166 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 293,181	$ 201,732
Investor Class	594,871	335,237
Total	$ 888,052	$ 536,969

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	1,853,924	1,951,317	$ 14,964,904	$ 12,974,029
Reinvestment of distributions	33,252	29,407	293,181	201,732
Shares redeemed	(1,387,229)	(1,634,103)	(11,207,395)	(10,743,032)
Net increase (decrease)	499,947	346,621	$ 4,050,690	$ 2,432,729
Investor Class
Shares sold	4,538,176	3,243,020	$ 36,834,102	$ 21,435,970
Reinvestment of distributions	67,599	49,011	594,871	335,237
Shares redeemed	(2,478,371)	(1,422,789)	(19,806,345)	(9,208,476)
Net increase (decrease)	2,127,404	1,869,242	$ 17,622,628	$ 12,562,731

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Financial Services Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Financial Services Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Financial Services Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos each oversees 247 funds. David A. Rosow, Garnett A. Smith, and Michael E. Wiley each oversees 74 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Ronald P. O'Hanley is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee Chairman of the Board of Trustees

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Initial Class designates 72% and Investor Class designates 76% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Proxy Voting Results

A special meeting of Financial Services Portfolio's shareholders was held on May 14, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	1,555,133,782.46	93.955
Withheld	100,063,694.32	6.045
TOTAL	1,655,197,476.78	100.000
Ronald P. O'Hanley
Affirmative	1,557,988,095.28	94.128
Withheld	97,209,381.50	5.872
TOTAL	1,655,197,476.78	100.000
David A. Rosow
Affirmative	1,552,645,347.31	93.805
Withheld	102,552,129.47	6.195
TOTAL	1,655,197,476.78	100.000
Garnett A. Smith
Affirmative	1,554,582,880.53	93.922
Withheld	100,614,596.25	6.078
TOTAL	1,655,197,476.78	100.000
William S. Stavropoulos
Affirmative	1,548,352,452.21	93.545
Withheld	106,845,024.57	6.455
TOTAL	1,655,197,476.78	100.000
Michael E. Wiley
Affirmative	1,556,790,374.70	94.055
Withheld	98,407,102.08	5.945
TOTAL	1,655,197,476.78	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	58,500,019.60	89.134
Against	5,552,539.71	8.460
Abstain	1,579,557.62	2.406
TOTAL	65,632,116.93	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VFSIC-ANN-0214
1.817367.109

Fidelity® Variable Insurance Products:
Health Care Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Health Care Portfolio - Initial Class	56.12%	26.06%	12.41%
VIP Health Care Portfolio - Investor Class A	55.91%	25.93%	12.31%

A The initial offering of Investor Class took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Health Care Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of The Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Edward Yoon, Portfolio Manager of VIP Health Care Portfolio: For the year, fund's share classes easily beat the 42.84% gain of the MSCI® U.S. IMI Health Care 25-50 Index, as well as the broad-based S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Versus the sector benchmark, the fund did well with life science tools & services companies, where I sought stable firms with open-ended growth opportunities, competitive advantages and strong management teams. In February, I reestablished a stake in genetic analysis toolmaker Illumina, which was a good call since its share price nearly doubled for the year, making the stock our top relative contributor. A substantial overweighting in biotechnology provided a lift, despite security selection here that weighed on performance. Biotech was easily the best-performing area in the index, but the group experienced a major sell-off during the fall. Given my desire to protect investors from material capital impairment, I reduced exposure to parts of the biotech market. An example of a stock here that helped was hepatitis C drugmaker Gilead Sciences. Elsewhere, stock picks in pharmaceuticals helped the most. Conversely, it hurt the most to avoid index name Celgene, a large-cap biotech name that outperformed. Positioning in health care services also hurt, most notably a non-index stake in Canada-based pharmacy benefit manager (PBM) Catamaran. The fund's small cash stake also detracted in an up market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.69%
Actual		$ 1,000.00	$ 1,278.40	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,021.73	$ 3.52
Investor Class	.77%
Actual		$ 1,000.00	$ 1,277.70	$ 4.42
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Gilead Sciences, Inc.	5.7	7.4
Actavis PLC	5.2	4.0
Amgen, Inc.	5.0	6.9
Biogen Idec, Inc.	4.0	0.9
Thermo Fisher Scientific, Inc.	3.6	0.0
McKesson Corp.	3.6	3.3
Boston Scientific Corp.	3.5	3.2
Alexion Pharmaceuticals, Inc.	3.5	2.6
Perrigo Co. PLC	2.9	1.6
Illumina, Inc.	2.9	2.7
	39.9
Top Industries (% of fund's net assets)
As of December 31, 2013
Biotechnology	29.3%
Pharmaceuticals	26.3%
Health Care Providers & Services	15.5%
Health Care Equipment & Supplies	14.4%
Life Sciences Tools & Services	6.9%
All Others*	7.6%

As of June 30, 2013
Biotechnology	33.4%
Pharmaceuticals	27.0%
Health Care Providers & Services	17.0%
Health Care Equipment & Supplies	9.2%
Health Care Technology	5.2%
All Others*	8.2%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
BIOTECHNOLOGY - 29.3%
Biotechnology - 29.3%
Actelion Ltd.	31,961	$ 2,699,693
Aegerion Pharmaceuticals, Inc. (a)	47,219	3,350,660
Alexion Pharmaceuticals, Inc. (a)	144,915	19,282,390
Alnylam Pharmaceuticals, Inc. (a)	9,300	598,269
AMAG Pharmaceuticals, Inc. (a)	50,000	1,213,500
Amgen, Inc.	241,177	27,532,766
Array BioPharma, Inc. (a)	300,000	1,503,000
Biogen Idec, Inc. (a)	79,048	22,113,678
Cubist Pharmaceuticals, Inc.	96,691	6,659,109
Discovery Laboratories, Inc. (a)(d)	480,804	1,081,809
Dyax Corp. (a)	150,000	1,129,500
Genomic Health, Inc. (a)	42,200	1,235,194
Gilead Sciences, Inc. (a)	420,290	31,584,792
Grifols SA ADR	148,182	5,352,334
Innate Pharma SA (a)	21,000	143,293
Insmed, Inc. (a)	96,672	1,644,391
Intercept Pharmaceuticals, Inc. (a)	23,179	1,582,662
InterMune, Inc. (a)	205,920	3,033,202
Kamada (a)	108,100	1,607,447
Kindred Biosciences, Inc.	74,100	825,474
Medivation, Inc. (a)	57,400	3,663,268
Neurocrine Biosciences, Inc. (a)	191,700	1,790,478
Novavax, Inc. (a)	300,000	1,536,000
NPS Pharmaceuticals, Inc. (a)	52,669	1,599,031
Pharmacyclics, Inc. (a)	22,515	2,381,637
PTC Therapeutics, Inc. (a)	60,000	1,018,200
Puma Biotechnology, Inc. (a)	29,800	3,085,194
Regeneron Pharmaceuticals, Inc. (a)	24,300	6,688,332
Spectrum Pharmaceuticals, Inc.	92,700	820,395
Swedish Orphan Biovitrum AB (a)	171,696	1,781,868
Vanda Pharmaceuticals, Inc. (a)(d)	115,600	1,434,596
Vertex Pharmaceuticals, Inc. (a)	11,100	824,730
ZIOPHARM Oncology, Inc. (a)	206,000	894,040
		161,690,932
DIVERSIFIED CONSUMER SERVICES - 0.3%
Specialized Consumer Services - 0.3%
Carriage Services, Inc.	92,659	1,809,630
FOOD & STAPLES RETAILING - 0.4%
Drug Retail - 0.4%
CVS Caremark Corp.	31,054	2,222,535
HEALTH CARE EQUIPMENT & SUPPLIES - 14.4%
Health Care Equipment - 13.0%
Accuray, Inc. (a)	113,000	984,230
Boston Scientific Corp. (a)	1,612,700	19,384,654
Cardiovascular Systems, Inc. (a)	47,600	1,632,204
CONMED Corp.	80,413	3,417,553
Covidien PLC	112,400	7,654,440
Edwards Lifesciences Corp. (a)	48,465	3,187,058

	Shares	Value
Exactech, Inc. (a)	60,000	$ 1,425,600
HeartWare International, Inc. (a)	34,719	3,262,197
Insulet Corp. (a)	69,200	2,567,320
Intuitive Surgical, Inc. (a)	18,550	7,124,684
Masimo Corp.	143,190	4,185,444
Smith & Nephew PLC sponsored ADR (d)	54,000	3,873,960
Stryker Corp.	94,311	7,086,529
Volcano Corp. (a)(d)	172,491	3,768,928
Zeltiq Aesthetics, Inc. (a)	114,972	2,174,121
		71,728,922
Health Care Supplies - 1.4%
Derma Sciences, Inc. (a)	130,000	1,406,600
The Cooper Companies, Inc.	48,074	5,953,484
		7,360,084
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		79,089,006
HEALTH CARE PROVIDERS & SERVICES - 15.5%
Health Care Distributors & Services - 4.0%
Amplifon SpA	349,800	1,943,166
McKesson Corp.	123,236	19,890,290
		21,833,456
Health Care Facilities - 2.0%
AmSurg Corp. (a)	30,000	1,377,600
Brookdale Senior Living, Inc. (a)	63,405	1,723,348
Emeritus Corp. (a)	64,200	1,388,646
Hanger, Inc. (a)	30,890	1,215,213
NMC Health PLC	200,000	1,450,943
Ramsay Health Care Ltd.	36,047	1,392,382
Surgical Care Affiliates, Inc.	68,239	2,377,447
		10,925,579
Health Care Services - 4.2%
Accretive Health, Inc. (a)	100,000	916,000
Air Methods Corp.	40,661	2,371,756
Catamaran Corp. (a)	215,200	10,220,607
MEDNAX, Inc. (a)	112,422	6,001,086
Quest Diagnostics, Inc.	66,200	3,544,348
		23,053,797
Managed Health Care - 5.3%
Aetna, Inc.	15,408	1,056,835
Cigna Corp.	135,688	11,869,986
Humana, Inc.	77,419	7,991,189
UnitedHealth Group, Inc.	112,407	8,464,247
		29,382,257
TOTAL HEALTH CARE PROVIDERS & SERVICES		85,195,089
HEALTH CARE TECHNOLOGY - 3.3%
Health Care Technology - 3.3%
athenahealth, Inc. (a)(d)	11,311	1,521,330
Cerner Corp. (a)	250,100	13,940,574
Common Stocks - continued
	Shares	Value
HEALTH CARE TECHNOLOGY - CONTINUED
Health Care Technology - continued
HealthStream, Inc. (a)	52,508	$ 1,720,687
HMS Holdings Corp. (a)	52,700	1,197,871
		18,380,462
INDUSTRIAL CONGLOMERATES - 1.2%
Industrial Conglomerates - 1.2%
Danaher Corp.	84,195	6,499,854
IT SERVICES - 0.4%
Data Processing & Outsourced Services - 0.4%
Maximus, Inc.	53,520	2,354,345
LIFE SCIENCES TOOLS & SERVICES - 6.9%
Life Sciences Tools & Services - 6.9%
Bruker BioSciences Corp. (a)	103,100	2,038,287
Illumina, Inc. (a)(d)	143,632	15,888,572
Thermo Fisher Scientific, Inc.	179,234	19,957,706
		37,884,565
PHARMACEUTICALS - 26.3%
Pharmaceuticals - 26.3%
AbbVie, Inc.	226,865	11,980,741
Actavis PLC (a)	171,597	28,828,296
Aratana Therapeutics, Inc.	8,999	171,881
Aratana Therapeutics, Inc. (e)	64,925	1,116,061
Bayer AG	48,100	6,746,151
Dechra Pharmaceuticals PLC	187,900	2,185,850
Impax Laboratories, Inc. (a)	65,257	1,640,561
Jazz Pharmaceuticals PLC (a)	19,453	2,461,972
Lee's Pharmaceutical Holdings Ltd.	1,060,000	1,004,733
Merck & Co., Inc.	193,906	9,704,995
Mylan, Inc. (a)	168,700	7,321,580
Ono Pharmaceutical Co. Ltd.	23,800	2,086,200
Orexo AB (a)(d)	74,881	1,909,324
Pacira Pharmaceuticals, Inc. (a)	41,300	2,374,337
Perrigo Co. PLC	104,000	15,959,840
Prestige Brands Holdings, Inc. (a)	76,944	2,754,595
Salix Pharmaceuticals Ltd. (a)	141,219	12,701,237
Shire PLC sponsored ADR	86,587	12,233,877
Teva Pharmaceutical Industries Ltd. sponsored ADR	136,900	5,486,952
The Medicines Company (a)	100,000	3,862,000
UCB SA	46,500	3,463,339
Valeant Pharmaceuticals International, Inc. (Canada) (a)	55,760	6,541,597
Zoetis, Inc. Class A	78,700	2,572,703
		145,108,822
PROFESSIONAL SERVICES - 1.1%
Human Resource & Employment Services - 1.1%
Towers Watson & Co.	28,802	3,675,423
WageWorks, Inc. (a)	43,104	2,562,102
		6,237,525

	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
Real Estate Development - 0.1%
PT Lippo Karawaci Tbk	8,436,500	$ 631,610
TOTAL COMMON STOCKS (Cost $419,226,368)		547,104,375
Convertible Preferred Stocks - 0.1%

HEALTH CARE TECHNOLOGY - 0.1%
Health Care Technology - 0.1%
Castlight Health, Inc. Series D (a)(e) (Cost $633,235)	104,900	835,004
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 0.11% (b)	6,075,555	6,075,555
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	14,481,698	14,481,698
TOTAL MONEY MARKET FUNDS (Cost $20,557,253)		20,557,253
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $440,416,856)		568,496,632
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(16,718,241)
NET ASSETS - 100%		$ 551,778,391
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,951,065 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aratana Therapeutics, Inc.	10/14/13	$ 1,038,800
Castlight Health, Inc. Series D	4/25/12	$ 633,235
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,550
Fidelity Securities Lending Cash Central Fund	92,347
Total	$ 99,897
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 547,104,375	$ 543,270,504	$ 3,833,871	$ -
Convertible Preferred Stocks	835,004	-	-	835,004
Money Market Funds	20,557,253	20,557,253	-	-
Total Investments in Securities:	$ 568,496,632	$ 563,827,757	$ 3,833,871	$ 835,004
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	76.7%
Ireland	10.0%
Canada	3.1%
Bailiwick of Jersey	2.2%
United Kingdom	1.4%
Israel	1.3%
Germany	1.2%
Spain	1.0%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $14,100,527) - See accompanying schedule: Unaffiliated issuers (cost $419,859,603)	$ 547,939,379
Fidelity Central Funds (cost $20,557,253)	20,557,253
Total Investments (cost $440,416,856)		$ 568,496,632
Receivable for investments sold		68,895
Receivable for fund shares sold		63,791
Dividends receivable		217,392
Distributions receivable from Fidelity Central Funds		10,731
Prepaid expenses		2,768
Other receivables		8,060
Total assets		568,868,269

Liabilities
Payable for investments purchased	$ 1,422,720
Payable for fund shares redeemed	826,754
Accrued management fee	243,016
Other affiliated payables	71,593
Other payables and accrued expenses	44,097
Collateral on securities loaned, at value	14,481,698
Total liabilities		17,089,878

Net Assets		$ 551,778,391
Net Assets consist of:
Paid in capital		$ 396,882,353
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		26,818,091
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		128,077,947
Net Assets		$ 551,778,391

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($167,493,324 ÷ 7,423,420 shares)	$ 22.56

Investor Class: Net Asset Value, offering price and redemption price per share ($384,285,067 ÷ 17,130,079 shares)	$ 22.43

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 2,261,730
Income from Fidelity Central Funds		99,897
Total income		2,361,627

Expenses
Management fee	$ 1,945,323
Transfer agent fees	438,976
Accounting and security lending fees	139,057
Custodian fees and expenses	44,153
Independent trustees' compensation	5,984
Audit	45,532
Legal	5,557
Miscellaneous	11,059
Total expenses before reductions	2,635,641
Expense reductions	(32,733)	2,602,908
Net investment income (loss)		(241,281)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	46,857,997
Foreign currency transactions	(23,742)
Total net realized gain (loss)		46,834,255
Change in net unrealized appreciation (depreciation) on: Investment securities	106,425,997
Assets and liabilities in foreign currencies	(329)
Total change in net unrealized appreciation (depreciation)		106,425,668
Net gain (loss)		153,259,923
Net increase (decrease) in net assets resulting from operations		$ 153,018,642

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (241,281)	$ 668,350
Net realized gain (loss)	46,834,255	13,185,316
Change in net unrealized appreciation (depreciation)	106,425,668	13,646,655
Net increase (decrease) in net assets resulting from operations	153,018,642	27,500,321
Distributions to shareholders from net investment income	-	(645,289)
Distributions to shareholders from net realized gain	(26,106,335)	(10,008,923)
Total distributions	(26,106,335)	(10,654,212)
Share transactions - net increase (decrease)	240,283,307	44,699,798
Redemption fees	87,026	23,037
Total increase (decrease) in net assets	367,282,640	61,568,944

Net Assets
Beginning of period	184,495,751	122,926,807
End of period	$ 551,778,391	$ 184,495,751

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.51	$ 13.69	$ 12.64	$ 10.79	$ 8.15
Income from Investment Operations
Net investment income (loss) C	- H	.07	- H	.02 F	.03
Net realized and unrealized gain (loss)	8.42	2.74	1.04	1.85	2.64
Total from investment operations	8.42	2.81	1.04	1.87	2.67
Distributions from net investment income	-	(.06)	-	(.02)	(.03)
Distributions from net realized gain	(1.37)	(.92)	-	-	-
Total distributions	(1.37)	(.99) I	-	(.02)	(.03)
Redemption fees added to paid in capital C	- H	- H	.01	- H	- H
Net asset value, end of period	$ 22.56	$ 15.51	$ 13.69	$ 12.64	$ 10.79
Total Return A, B	56.12%	20.81%	8.31%	17.35%	32.80%
Ratios to Average Net Assets D, G
Expenses before reductions	.69%	.72%	.74%	.79%	.83%
Expenses net of fee waivers, if any	.69%	.72%	.74%	.78%	.83%
Expenses net of all reductions	.68%	.71%	.73%	.78%	.82%
Net investment income (loss)	(.01)%	.47%	(.03)%	.17% F	.30%
Supplemental Data
Net assets, end of period (000 omitted)	$ 167,493	$ 69,363	$ 52,430	$ 36,651	$ 37,787
Portfolio turnover rate E	93%	98%	138%	108%	132%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.99 per share is comprised of distributions from net investment income of $.063 and distributions from net realized gain of $.924 per share.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.44	$ 13.63	$ 12.59	$ 10.75	$ 8.13
Income from Investment Operations
Net investment income (loss) C	(.02)	.06	(.01)	.01 F	.02
Net realized and unrealized gain (loss)	8.37	2.73	1.04	1.84	2.62
Total from investment operations	8.35	2.79	1.03	1.85	2.64
Distributions from net investment income	-	(.05)	-	(.01)	(.02)
Distributions from net realized gain	(1.36)	(.92)	-	-	-
Total distributions	(1.36)	(.98) I	-	(.01)	(.02)
Redemption fees added to paid in capital C	- H	- H	.01	- H	- H
Net asset value, end of period	$ 22.43	$ 15.44	$ 13.63	$ 12.59	$ 10.75
Total Return A, B	55.91%	20.75%	8.26%	17.24%	32.53%
Ratios to Average Net Assets D, G
Expenses before reductions	.77%	.80%	.82%	.88%	.94%
Expenses net of fee waivers, if any	.77%	.80%	.82%	.87%	.94%
Expenses net of all reductions	.76%	.79%	.81%	.86%	.93%
Net investment income (loss)	(.10)%	.39%	(.11)%	.09% F	.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 384,285	$ 115,132	$ 70,497	$ 31,254	$ 24,448
Portfolio turnover rate E	93%	98%	138%	108%	132%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.04)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.98 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.924 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Health Care Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 131,421,434
Gross unrealized depreciation	(3,959,112)
Net unrealized appreciation (depreciation) on securities and other investments	$ 127,462,322

Tax Cost	$ 441,034,310

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,290,749
Undistributed long-term capital gain	$ 17,144,796
Net unrealized appreciation (depreciation)	$ 127,460,493

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 19,216,416	$ 6,232,081
Long-term Capital Gains	6,889,919	4,422,131
Total	$ 26,106,335	$ 10,654,212

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $535,744,331 and $324,806,431, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 81,746
Investor Class	357,230
$ 438,976

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,079 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $560 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component income from Fidelity Central Funds. Total security lending income during the period amounted to $92,347. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 4,423
Investor Class	8,966
$ 13,389

In addition, commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $19,323 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $21.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ -	$ 275,106
Investor Class	-	370,183
Total	$ -	$ 645,289
From net realized gain
Initial Class	$ 8,479,953	$ 3,972,054
Investor Class	17,626,382	6,036,869
Total	$ 26,106,335	$ 10,008,923

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	3,279,877	1,256,626	$ 62,151,095	$ 19,160,040
Reinvestment of distributions	432,864	280,664	8,479,953	4,247,160
Shares redeemed	(760,418)	(895,956)	(14,693,580)	(13,389,966)
Net increase (decrease)	2,952,323	641,334	$ 55,937,468	$ 10,017,234
Investor Class
Shares sold	9,544,125	2,698,170	$ 181,540,476	$ 40,658,636
Reinvestment of distributions	891,714	424,416	17,626,382	6,407,052
Shares redeemed	(764,632)	(836,971)	(14,821,019)	(12,383,124)
Net increase (decrease)	9,671,207	2,285,615	$ 184,345,839	$ 34,682,564

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Health Care Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Health Care Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Health Care Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Ronald P. O'Hanley is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statements of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee Chairman of the Board of Trustees

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Health Care Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/14/2014	02/14/2014	$1.045
Investor Class	02/14/2014	02/14/2014	$1.045

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $17,165,755, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designate 9% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Proxy Voting Results

A special meeting of Health Care Portfolio's shareholders was held on May 14, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	1,555,133,782.46	93.955
Withheld	100,063,694.32	6.045
TOTAL	1,655,197,476.78	100.000
Ronald P. O'Hanley
Affirmative	1,557,988,095.28	94.128
Withheld	97,209,381.50	5.872
TOTAL	1,655,197,476.78	100.000
David A. Rosow
Affirmative	1,552,645,347.31	93.805
Withheld	102,552,129.47	6.195
TOTAL	1,655,197,476.78	100.000
Garnett A. Smith
Affirmative	1,554,582,880.53	93.922
Withheld	100,614,596.25	6.078
TOTAL	1,655,197,476.78	100.000
William S. Stavropoulos
Affirmative	1,548,352,452.21	93.545
Withheld	106,845,024.57	6.455
TOTAL	1,655,197,476.78	100.000
Michael E. Wiley
Affirmative	1,556,790,374.70	94.055
Withheld	98,407,102.08	5.945
TOTAL	1,655,197,476.78	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	208,826,444.43	90.404
Against	13,521,679.99	5.853
Abstain	8,646,893.12	3.743
TOTAL	230,995,017.54	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VHCIC-ANN-0214
1.817373.108

Fidelity® Variable Insurance Products:
Industrials Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Industrials Portfolio - Initial Class A	39.80%	24.04%	12.97%
VIP Industrials Portfolio - Investor Class A,B	39.72%	23.91%	12.87%

A Prior to October 1, 2006, VIP Industrials Portfolio was named VIP Cyclical Industries Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

B The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Industrials Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Tobias Welo, Portfolio Manager of VIP Industrials Portfolio: For the year, the fund's share classes trailed the robust 42.13% gain of the MSCI® U.S. IMI Industrials 25-50 Index but handily outpaced the S&P 500®. Compared with the broader market, the industrials sector got an especially strong boost from aerospace & defense and industrial machinery stocks. (For specific portfolio results, please refer to the performance section of this report.) Versus the MSCI index, not owning some strong-performing stocks in the aerospace & defense industry, including Boeing, Lockheed Martin and Northrop Grumman, weighed on performance. Additionally, not owning any airlines held back the fund's results, as this group delivered the best performance in the index, almost doubling in value. Not having a stake in Delta Air Lines particularly hampered performance, while missing the large gain delivered by the shares of Southwest Airlines detracted to a lesser extent. Conversely, stock selection in the construction & farm machinery & heavy trucks segment provided a meaningful boost to relative performance. In particular, not owning index component Caterpillar early in the year, when the shares were weakest, was helpful. While continued sluggishness in China's economy hurt the stock of this heavy-equipment manufacturer beginning in February, I thought investors became overly pessimistic about it, and so I built it into the fund's seventh-largest position by period end. In the same group, negligible exposure to Deere paid off. This firm's core business is making farm equipment, and I thought demand here might remain constrained by weak agriculture fundamentals. Elsewhere, our results were lifted by a sizable overweighting in human resources consultant Towers Watson, the fund's largest relative contributor. I correctly judged that the firm's disappointing revenue growth in 2012 was primarily due to temporary factors, and the stock strongly rebounded during 2013. I'll also mention a beneficial non-index position in Johnson Controls, which makes heating, ventilating and air conditioning systems, as well as auto interiors and lithium-ion batteries for hybrid cars.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.71%
Actual		$ 1,000.00	$ 1,222.70	$ 3.98
Hypothetical A		$ 1,000.00	$ 1,021.63	$ 3.62
Investor Class	.79%
Actual		$ 1,000.00	$ 1,222.00	$ 4.42
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 4.02

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	8.7	12.4
United Technologies Corp.	7.5	6.4
Danaher Corp.	5.3	5.6
FedEx Corp.	4.0	0.0
Honeywell International, Inc.	3.9	4.1
Union Pacific Corp.	3.9	3.7
Caterpillar, Inc.	3.7	3.5
Cummins, Inc.	2.5	1.9
Nielsen Holdings B.V.	2.5	1.5
Eaton Corp. PLC	2.4	3.0
	44.4
Top Industries (% of fund's net assets)
As of December 31, 2013
Machinery	25.0%
Aerospace & Defense	17.0%
Industrial Conglomerates	14.0%
Professional Services	8.8%
Electrical Equipment	8.1%
All Others*	27.1%

As of June 30, 2013
Machinery	28.9%
Industrial Conglomerates	21.6%
Aerospace & Defense	14.0%
Electrical Equipment	7.2%
Professional Services	7.1%
All Others*	21.2%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
AEROSPACE & DEFENSE - 17.0%
Aerospace & Defense - 17.0%
Curtiss-Wright Corp.	900	$ 56,007
Honeywell International, Inc.	82,727	7,558,766
Precision Castparts Corp.	14,736	3,968,405
Teledyne Technologies, Inc. (a)	32,715	3,005,200
Textron, Inc.	29,903	1,099,234
Triumph Group, Inc.	32,789	2,494,259
United Technologies Corp.	126,223	14,364,177
		32,546,048
AIR FREIGHT & LOGISTICS - 4.0%
Air Freight & Logistics - 4.0%
FedEx Corp.	53,179	7,645,545
AUTO COMPONENTS - 1.9%
Auto Parts & Equipment - 1.9%
Johnson Controls, Inc.	69,929	3,587,358
BUILDING PRODUCTS - 2.2%
Building Products - 2.2%
A.O. Smith Corp.	55,897	3,015,084
Aspen Aerogels, Inc. warrants 3/28/23 (a)(d)	822,151	8
Lennox International, Inc.	14,881	1,265,778
		4,280,870
COMMERCIAL SERVICES & SUPPLIES - 2.2%
Diversified Support Services - 0.5%
Iron Mountain, Inc.	32,993	1,001,338
Environmental & Facility Services - 1.7%
Stericycle, Inc. (a)	10,750	1,248,828
Waste Connections, Inc.	45,673	1,992,713
		3,241,541
TOTAL COMMERCIAL SERVICES & SUPPLIES		4,242,879
CONSTRUCTION & ENGINEERING - 4.5%
Construction & Engineering - 4.5%
Chicago Bridge & Iron Co. NV	13,056	1,085,476
EMCOR Group, Inc.	59,196	2,512,278
KBR, Inc.	26,635	849,390
MasTec, Inc. (a)	9,227	301,907
Tutor Perini Corp. (a)	20,832	547,882
URS Corp.	61,897	3,279,922
		8,576,855
ELECTRICAL EQUIPMENT - 8.1%
Electrical Components & Equipment - 8.1%
Eaton Corp. PLC	61,133	4,653,444
Emerson Electric Co.	42,105	2,954,929
Generac Holdings, Inc.	28,703	1,625,738

	Shares	Value
Hubbell, Inc. Class B	29,807	$ 3,245,982
Rockwell Automation, Inc.	25,100	2,965,816
		15,445,909
INDUSTRIAL CONGLOMERATES - 14.0%
Industrial Conglomerates - 14.0%
Danaher Corp.	131,485	10,150,642
General Electric Co.	596,548	16,721,243
		26,871,885
MACHINERY - 25.0%
Construction & Farm Machinery & Heavy Trucks - 11.1%
Caterpillar, Inc.	77,525	7,040,045
Cummins, Inc.	34,198	4,820,892
Deere & Co.	4,000	365,320
Manitowoc Co., Inc.	170,003	3,964,470
Oshkosh Truck Corp.	24,622	1,240,456
Toro Co.	19,429	1,235,684
Wabtec Corp.	33,082	2,457,000
		21,123,867
Industrial Machinery - 13.9%
Dover Corp.	29,983	2,894,559
GEA Group AG	41,511	1,975,891
Global Brass & Copper Holdings, Inc.	26,775	443,126
Graco, Inc.	13,360	1,043,683
Harsco Corp.	13,002	364,446
IDEX Corp.	30,840	2,277,534
ITT Corp.	49,020	2,128,448
Pall Corp.	29,747	2,538,906
Parker Hannifin Corp.	26,647	3,427,870
Pentair Ltd.	31,464	2,443,809
Timken Co.	38,973	2,146,243
TriMas Corp. (a)	27,291	1,088,638
Valmont Industries, Inc.	26,119	3,894,865
		26,668,018
TOTAL MACHINERY		47,791,885
OIL, GAS & CONSUMABLE FUELS - 0.5%
Oil & Gas Storage & Transport - 0.5%
Navigator Holdings Ltd. (a)	18,852	507,873
Scorpio Tankers, Inc.	39,500	465,705
		973,578
PROFESSIONAL SERVICES - 8.8%
Human Resource & Employment Services - 2.3%
Towers Watson & Co.	34,520	4,405,097
Research & Consulting Services - 6.5%
CRA International, Inc. (a)	20,100	397,980
Dun & Bradstreet Corp.	26,555	3,259,626
Huron Consulting Group, Inc. (a)	15,972	1,001,764
Common Stocks - continued
	Shares	Value
PROFESSIONAL SERVICES - CONTINUED
Research & Consulting Services - continued
Nielsen Holdings B.V.	102,930	$ 4,723,458
Verisk Analytics, Inc. (a)	45,852	3,013,393
		12,396,221
TOTAL PROFESSIONAL SERVICES		16,801,318
ROAD & RAIL - 5.4%
Railroads - 3.9%
Union Pacific Corp.	44,448	7,467,264
Trucking - 1.5%
J.B. Hunt Transport Services, Inc.	36,149	2,794,318
TOTAL ROAD & RAIL		10,261,582
TRADING COMPANIES & DISTRIBUTORS - 3.3%
Trading Companies & Distributors - 3.3%
Houston Wire & Cable Co.	12,700	169,926
MRC Global, Inc. (a)	18,607	600,262
MSC Industrial Direct Co., Inc. Class A	9,000	727,830
W.W. Grainger, Inc.	6,337	1,618,597
Watsco, Inc.	1,990	191,159
WESCO International, Inc. (a)	34,227	3,117,053
		6,424,827
TOTAL COMMON STOCKS (Cost $141,416,085)		185,450,539
Convertible Bonds - 0.3%
	Principal Amount
BUILDING PRODUCTS - 0.3%
Building Products - 0.3%
Aspen Aerogels, Inc.:
8% 6/1/14 (d)	$ 305,309	305,309
8% 12/6/14 (d)	255,652	255,652
8% 3/28/16 (d)	22,387	22,387
TOTAL CONVERTIBLE BONDS (Cost $583,340)		583,348
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 0.02% to 0.07% 1/2/14 to 2/27/14 (c) (Cost $49,998)	50,000	49,999
Money Market Funds - 4.1%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b) (Cost $7,875,016)	7,875,016	$ 7,875,016
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $149,924,439)		193,958,902
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(2,607,555)
NET ASSETS - 100%		$ 191,351,347
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
28 CME E-mini S&P Select Sector Industrial Index Contracts	March 2014	$ 1,458,240	$ 72,278

The face value of futures purchased as a percentage of net assets is 0.8%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $49,999.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $583,356 or 0.3% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. warrants 3/28/23	5/6/13	$ 8
Aspen Aerogels, Inc. 8% 6/1/14	6/14/11 - 12/31/13	$ 305,309
Aspen Aerogels, Inc. 8% 12/6/14	12/6/11 - 12/31/13	$ 255,652
Aspen Aerogels, Inc. 8% 3/28/16	5/6/13 - 12/31/13	$ 22,379
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,368
Fidelity Securities Lending Cash Central Fund	2,014
Total	$ 7,382
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 185,450,539	$ 185,450,531	$ -	$ 8
Convertible Bonds	583,348	-	-	583,348
U.S. Treasury Obligations	49,999	-	49,999	-
Money Market Funds	7,875,016	7,875,016	-	-
Total Investments in Securities:	$ 193,958,902	$ 193,325,547	$ 49,999	$ 583,356
Derivative Instruments:
Assets
Futures Contracts	$ 72,278	$ 72,278	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 72,278	$ -
Total Value of Derivatives	$ 72,278	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $142,049,423)	$ 186,083,886
Fidelity Central Funds (cost $7,875,016)	7,875,016
Total Investments (cost $149,924,439)		$ 193,958,902
Receivable for investments sold		1,041,889
Receivable for fund shares sold		433,394
Dividends receivable		232,629
Interest receivable		130
Distributions receivable from Fidelity Central Funds		434
Receivable for daily variation margin for derivative instruments		6,160
Prepaid expenses		976
Other receivables		265
Total assets		195,674,779

Liabilities
Payable to custodian bank	$ 13,620
Payable for investments purchased	3,911,622
Payable for fund shares redeemed	255,895
Accrued management fee	81,874
Other affiliated payables	24,380
Other payables and accrued expenses	36,041
Total liabilities		4,323,432

Net Assets		$ 191,351,347
Net Assets consist of:
Paid in capital		$ 144,318,357
Distributions in excess of net investment income		(158,936)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,085,173
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,106,753
Net Assets		$ 191,351,347

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($55,233,876 ÷ 2,491,390 shares)	$ 22.17

Investor Class: Net Asset Value, offering price and redemption price per share ($136,117,471 ÷ 6,167,457 shares)	$ 22.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 1,990,023
Interest		45,926
Income from Fidelity Central Funds		7,382
Total income		2,043,331

Expenses
Management fee	$ 722,537
Transfer agent fees	164,813
Accounting and security lending fees	50,956
Custodian fees and expenses	16,171
Independent trustees' compensation	2,118
Audit	46,805
Legal	2,057
Miscellaneous	7,236
Total expenses before reductions	1,012,693
Expense reductions	(7,348)	1,005,345
Net investment income (loss)		1,037,986
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,724,910
Foreign currency transactions	(204)
Futures contracts	211,707
Total net realized gain (loss)		12,936,413
Change in net unrealized appreciation (depreciation) on: Investment securities	29,437,886
Assets and liabilities in foreign currencies	61
Futures contracts	67,340
Total change in net unrealized appreciation (depreciation)		29,505,287
Net gain (loss)		42,441,700
Net increase (decrease) in net assets resulting from operations		$ 43,479,686

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,037,986	$ 1,088,983
Net realized gain (loss)	12,936,413	3,273,411
Change in net unrealized appreciation (depreciation)	29,505,287	10,250,032
Net increase (decrease) in net assets resulting from operations	43,479,686	14,612,426
Distributions to shareholders from net investment income	(1,165,916)	(1,094,087)
Distributions to shareholders from net realized gain	(9,390,617)	-
Total distributions	(10,556,533)	(1,094,087)
Share transactions - net increase (decrease)	77,029,709	(15,262,305)
Redemption fees	18,548	9,220
Total increase (decrease) in net assets	109,971,410	(1,734,746)

Net Assets
Beginning of period	81,379,937	83,114,683
End of period (including distributions in excess of net investment income of $158,936 and distributions in excess of net investment income of $2,054, respectively)	$ 191,351,347	$ 81,379,937

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.88	$ 14.29	$ 15.16	$ 11.63	$ 8.37
Income from Investment Operations
Net investment income (loss) C	.17	.21	.13	.10	.10
Net realized and unrealized gain (loss)	6.48	2.62	(.85)	3.51	3.27
Total from investment operations	6.65	2.83	(.72)	3.61	3.37
Distributions from net investment income	(.16)	(.24)	(.16)	(.09)	(.11)
Distributions from net realized gain	(1.20)	-	-	-	-
Total distributions	(1.36)	(.24)	(.16)	(.09)	(.11)
Redemption fees added to paid in capital C	- G	- G	.01	.01	- G
Net asset value, end of period	$ 22.17	$ 16.88	$ 14.29	$ 15.16	$ 11.63
Total Return A, B	39.80%	19.82%	(4.65)%	31.09%	40.22%
Ratios to Average Net Assets D, F
Expenses before reductions	.72%	.74%	.74%	.77%	.81%
Expenses net of fee waivers, if any	.72%	.74%	.74%	.76%	.81%
Expenses net of all reductions	.72%	.73%	.73%	.75%	.80%
Net investment income (loss)	.84%	1.30%	.88%	.77%	1.10%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,234	$ 31,784	$ 34,854	$ 43,295	$ 32,183
Portfolio turnover rate E	64%	80%	111%	91%	117%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.81	$ 14.24	$ 15.10	$ 11.59	$ 8.35
Income from Investment Operations
Net investment income (loss) C	.15	.19	.12	.09	.09
Net realized and unrealized gain (loss)	6.46	2.61	(.84)	3.49	3.25
Total from investment operations	6.61	2.80	(.72)	3.58	3.34
Distributions from net investment income	(.15)	(.23)	(.15)	(.08)	(.10)
Distributions from net realized gain	(1.20)	-	-	-	-
Total distributions	(1.35)	(.23)	(.15)	(.08)	(.10)
Redemption fees added to paid in capital C	- G	- G	.01	.01	- G
Net asset value, end of period	$ 22.07	$ 16.81	$ 14.24	$ 15.10	$ 11.59
Total Return A, B	39.72%	19.65%	(4.70)%	30.96%	39.97%
Ratios to Average Net Assets D, F
Expenses before reductions	.80%	.82%	.82%	.85%	.91%
Expenses net of fee waivers, if any	.80%	.82%	.82%	.84%	.91%
Expenses net of all reductions	.79%	.81%	.81%	.84%	.90%
Net investment income (loss)	.77%	1.22%	.80%	.69%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 136,117	$ 49,596	$ 48,261	$ 48,832	$ 25,879
Portfolio turnover rate E	64%	80%	111%	91%	117%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Industrials Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period. These differences resulted in distribution reclassifications.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures contracts, foreign currency transactions, original issue discount, equity-debt classifications, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 43,904,007
Gross unrealized depreciation	(177,229)
Net unrealized appreciation (depreciation) on securities and other investments	$ 43,726,778

Tax Cost	$ 150,232,124

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,602,527
Undistributed long-term capital gain	$ 1,703,850
Net unrealized appreciation (depreciation)	$ 43,726,790

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 4,547,415	$ 1,094,087
Long-term Capital Gains	6,009,118	-
Total	$ 10,556,533	$ 1,094,087

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock markets.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $211,707 and a change in net unrealized appreciation (depreciation) of $67,340 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $145,848,109 and $81,018,423, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 33,028
Investor Class	131,785
$ 164,813

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,738 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $228 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,014. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 1,723
Investor Class	3,316
$ 5,039

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,309 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 359,328	$ 446,743
Investor Class	806,588	647,344
Total	$ 1,165,916	$ 1,094,087
From net realized gain
Initial Class	$ 2,763,413	$ -
Investor Class	6,627,204	-
Total	$ 9,390,617	$ -

Annual Report

Notes to Financial Statements - continued

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	1,229,362	299,951	$ 23,819,924	$ 4,831,425
Reinvestment of distributions	148,067	26,896	3,122,740	446,743
Shares redeemed	(769,138)	(882,110)	(15,056,666)	(13,934,260)
Net increase (decrease)	608,291	(555,263)	$ 11,885,998	$ (8,656,092)
Investor Class
Shares sold	3,205,597	700,488	$ 64,412,403	$ 11,217,346
Reinvestment of distributions	354,159	39,114	7,433,793	647,344
Shares redeemed	(342,103)	(1,179,142)	(6,702,485)	(18,470,903)
Net increase (decrease)	3,217,653	(439,540)	$ 65,143,711	$ (6,606,213)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 99% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Industrials Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Industrials Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Industrials Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos each oversees 247 funds. David A. Rosow, Garnett A. Smith, and Michael E. Wiley each oversees 74 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Ronald P. O'Hanley is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustee*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee Chairman of the Board of Trustees

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Industrials Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/14/14	02/14/14	$0.372
Investor Class	02/14/14	02/14/14	$0.372

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $7,712,967 or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designate 39% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Proxy Voting Results

A special meeting of Industrials Portfolio's shareholders was held on May 14, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	1,555,133,782.46	93.955
Withheld	100,063,694.32	6.045
TOTAL	1,655,197,476.78	100.000
Ronald P. O'Hanley
Affirmative	1,557,988,095.28	94.128
Withheld	97,209,381.50	5.872
TOTAL	1,655,197,476.78	100.000
David A. Rosow
Affirmative	1,552,645,347.31	93.805
Withheld	102,552,129.47	6.195
TOTAL	1,655,197,476.78	100.000
Garnett A. Smith
Affirmative	1,554,582,880.53	93.922
Withheld	100,614,596.25	6.078
TOTAL	1,655,197,476.78	100.000
William S. Stavropoulos
Affirmative	1,548,352,452.21	93.545
Withheld	106,845,024.57	6.455
TOTAL	1,655,197,476.78	100.000
Michael E. Wiley
Affirmative	1,556,790,374.70	94.055
Withheld	98,407,102.08	5.945
TOTAL	1,655,197,476.78	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	104,989,086.88	89.482
Against	5,245,254.44	4.470
Abstain	7,096,600.86	6.048
TOTAL	117,330,942.18	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VCYLIC-ANN-0214
1.817361.108

Fidelity® Variable Insurance Products:
Materials Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fund A
VIP Materials Portfolio - Initial Class	22.15%	25.26%	9.65%
VIP Materials Portfolio - Investor Class	22.07%	25.18%	9.56%

A From April 24, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Materials Portfolio - Initial Class on April 24, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Tobias Welo, Portfolio Manager of VIP Materials Portfolio: For the year, the fund's share classes recorded double-digit gains but lagged the 24.99% return of the MSCI® U.S. IMI Materials 25-50 Index and also trailed the broadly based S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Versus the broader market, lagging performance in gold, diversified metals & mining, and fertilizers & agricultural chemicals weighted on the materials sector, undercutting strength in diversified chemicals and speciality chemicals. Versus the MSCI index, the fund's performance was held back its underweighted exposure to two large benchmark constituents in diversified chemicals and by some unrewarding non-index picks in metals and coal miners. In diversified chemicals, DuPont and Dow Chemical each detracted significantly because they performed well, and the fund had large underweightings in them, on average, due to negative earnings revisions and what I considered more-attractive valuations and risk/reward profiles in other chemicals firms exposed to similar end markets. I sold DuPont and Dow in April. Elsewhere, gold miner Goldcorp was a significant detractor, despite best-in-class management, assets and balance sheet, in my view. Amid a roughly 28% decline in the price of gold and rising exploration and production costs, I sold Goldcorp to focus on what I considered the two best-positioned gold names: Royal Gold and Canada's Franco-Nevada. Copper miner Copper Mountain Mining also disappointed me, and coal miner Peabody Energy detracted as well. However, I did not change my positive long-term view on Peabody, and I aggressively added to the fund's holdings here. The mining stocks I've just mentioned were not in the index. Conversely, positioning in the fertilizers & agricultural chemicals group aided performance versus the MSCI index. In the second half of the year, I considerably increased the fund's allocation to this group, mainly through building sizable positions in Potash Corp. of Saskatchewan, a non-index stock, and nitrogen fertilizer products producer CF Industries Holdings. For the year overall, CF Industries Holdings was a contributor to the fund's relative performance, while Potash Corp. of Saskatchewan detracted modestly. With that said, the main performance boost from this group came from not owning weak-performing index stock Mosaic, a phosphate producer. Elsewhere, a large underweighting in gold miner and index stock Newmont Mining, which I sold in March, made this stock the fund's largest relative contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.77%
Actual		$ 1,000.00	$ 1,185.60	$ 4.24
HypotheticalA		$ 1,000.00	$ 1,021.32	$ 3.92
Investor Class	.85%
Actual		$ 1,000.00	$ 1,184.80	$ 4.68
HypotheticalA		$ 1,000.00	$ 1,020.92	$ 4.33

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Monsanto Co.	9.8	10.4
LyondellBasell Industries NV Class A	6.3	5.6
Praxair, Inc.	5.6	5.9
FMC Corp.	5.1	4.1
Eastman Chemical Co.	4.1	4.1
Ecolab, Inc.	3.8	5.1
PPG Industries, Inc.	3.7	4.7
CF Industries Holdings, Inc.	3.7	0.0
International Paper Co.	3.6	3.9
W.R. Grace & Co.	3.2	2.7
	48.9
Top Industries (% of fund's net assets)
As of December 31, 2013
Chemicals	69.8%
Containers & Packaging	9.3%
Metals & Mining	7.6%
Construction Materials	4.7%
Paper & Forest Products	4.5%
All Others*	4.1%

As of June 30, 2013
Chemicals	67.4%
Containers & Packaging	10.4%
Metals & Mining	9.7%
Paper & Forest Products	4.6%
Construction Materials	3.8%
All Others*	4.1%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CHEMICALS - 69.8%
Commodity Chemicals - 10.5%
Axiall Corp.	32,704	$ 1,551,478
Cabot Corp.	30,478	1,566,569
LyondellBasell Industries NV Class A	59,716	4,794,000
		7,912,047
Diversified Chemicals - 10.7%
Eastman Chemical Co.	38,035	3,069,425
FMC Corp.	51,354	3,875,173
Lanxess AG	10,177	678,674
Olin Corp. (d)	16,678	481,160
		8,104,432
Fertilizers & Agricultural Chemicals - 16.5%
CF Industries Holdings, Inc.	11,910	2,775,506
Intrepid Potash, Inc. (d)	27,283	432,163
Monsanto Co.	63,816	7,437,754
Potash Corp. of Saskatchewan, Inc.	55,880	1,842,238
		12,487,661
Industrial Gases - 7.5%
Airgas, Inc.	13,001	1,454,162
Praxair, Inc.	32,526	4,229,356
		5,683,518
Specialty Chemicals - 24.6%
Ashland, Inc.	15,613	1,515,086
Celanese Corp. Class A	12,873	712,006
Chemtura Corp. (a)	20,221	564,570
Cytec Industries, Inc.	13,368	1,245,363
Ecolab, Inc.	27,896	2,908,716
H.B. Fuller Co.	8,432	438,801
NewMarket Corp.	2,729	911,895
PPG Industries, Inc.	14,690	2,786,105
Royal DSM NV	9,220	725,015
RPM International, Inc.	17,197	713,847
Sherwin-Williams Co.	9,758	1,790,593
Sigma Aldrich Corp.	19,888	1,869,671
W.R. Grace & Co. (a)	24,346	2,407,089
		18,588,757
TOTAL CHEMICALS		52,776,415
CONSTRUCTION MATERIALS - 4.7%
Construction Materials - 4.7%
Eagle Materials, Inc.	16,088	1,245,694
Vulcan Materials Co.	38,567	2,291,651
		3,537,345

	Shares	Value
CONTAINERS & PACKAGING - 9.3%
Metal & Glass Containers - 2.8%
Aptargroup, Inc.	17,523	$ 1,188,235
Silgan Holdings, Inc.	19,749	948,347
		2,136,582
Paper Packaging - 6.5%
Graphic Packaging Holding Co. (a)	164,175	1,576,080
MeadWestvaco Corp.	26,995	996,925
Rock-Tenn Co. Class A	22,197	2,330,907
		4,903,912
TOTAL CONTAINERS & PACKAGING		7,040,494
METALS & MINING - 7.6%
Diversified Metals & Mining - 1.3%
Copper Mountain Mining Corp. (a)	159,225	251,822
First Quantum Minerals Ltd.	39,600	713,527
		965,349
Gold - 1.4%
Franco-Nevada Corp.	9,634	392,616
Royal Gold, Inc.	14,385	662,717
		1,055,333
Steel - 4.9%
Carpenter Technology Corp.	21,722	1,351,108
Haynes International, Inc.	7,920	437,501
Reliance Steel & Aluminum Co.	21,345	1,618,805
Worthington Industries, Inc.	7,866	331,001
		3,738,415
TOTAL METALS & MINING		5,759,097
OIL, GAS & CONSUMABLE FUELS - 2.6%
Coal & Consumable Fuels - 2.6%
Peabody Energy Corp.	99,907	1,951,184
PAPER & FOREST PRODUCTS - 4.5%
Forest Products - 0.3%
Boise Cascade Co.	9,167	270,243
Paper Products - 4.2%
International Paper Co.	54,657	2,679,833
P.H. Glatfelter Co.	17,470	482,871
		3,162,704
TOTAL PAPER & FOREST PRODUCTS		3,432,947
TOTAL COMMON STOCKS (Cost $53,963,665)		74,497,482
Convertible Bonds - 0.8%
	Principal Amount	Value
BUILDING PRODUCTS - 0.8%
Building Products - 0.8%
Aspen Aerogels, Inc. 8% 6/1/14 (e) (Cost $569,500)	$ 569,500	$ 569,500
U.S. Treasury Obligations - 0.0%

U.S. Treasury Bills, yield at date of purchase 0.05% to 0.07% 1/2/14 to 2/6/14 (Cost $29,999)	30,000	30,000
Money Market Funds - 1.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	438,705	438,705
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	736,525	736,525
TOTAL MONEY MARKET FUNDS (Cost $1,175,230)		1,175,230
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $55,738,394)		76,272,212
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(644,396)
NET ASSETS - 100%		$ 75,627,816
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $569,500 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aspen Aerogels, Inc. 8% 6/1/14	6/1/11	$ 569,500
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,716
Fidelity Securities Lending Cash Central Fund	7,592
Total	$ 9,308
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 74,497,482	$ 74,497,482	$ -	$ -
Convertible Bonds	569,500	-	-	569,500
U.S. Treasury Obligations	30,000	-	30,000	-
Money Market Funds	1,175,230	1,175,230	-	-
Total Investments in Securities:	$ 76,272,212	$ 75,672,712	$ 30,000	$ 569,500
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.6%
Netherlands	7.3%
Canada	4.2%
Others (Individually Less Than 1%)	0.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $716,463) - See accompanying schedule: Unaffiliated issuers (cost $54,563,164)	$ 75,096,982
Fidelity Central Funds (cost $1,175,230)	1,175,230
Total Investments (cost $55,738,394)		$ 76,272,212
Receivable for investments sold		465,617
Receivable for fund shares sold		31,367
Dividends receivable		42,826
Interest receivable		128,085
Distributions receivable from Fidelity Central Funds		949
Prepaid expenses		518
Other receivables		206
Total assets		76,941,780

Liabilities
Payable for investments purchased	$ 455,383
Payable for fund shares redeemed	42,923
Accrued management fee	33,794
Other affiliated payables	10,152
Other payables and accrued expenses	35,187
Collateral on securities loaned, at value	736,525
Total liabilities		1,313,964

Net Assets		$ 75,627,816
Net Assets consist of:
Paid in capital		$ 52,818,659
Distributions in excess of net investment income		(217,923)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,493,249
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		20,533,831
Net Assets		$ 75,627,816

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($21,066,590 ÷ 1,356,351 shares)	$ 15.53

Investor Class: Net Asset Value, offering price and redemption price per share ($54,561,226 ÷ 3,513,531 shares)	$ 15.53

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 1,085,999
Interest		55,988
Income from Fidelity Central Funds		9,308
Total income		1,151,295

Expenses
Management fee	$ 420,258
Transfer agent fees	101,036
Accounting and security lending fees	29,729
Custodian fees and expenses	16,662
Independent trustees' compensation	1,155
Audit	40,448
Legal	1,209
Miscellaneous	5,644
Total expenses before reductions	616,141
Expense reductions	(6,227)	609,914
Net investment income (loss)		541,381
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,447,783
Foreign currency transactions	(249)
Futures contracts	130,064
Total net realized gain (loss)		5,577,598
Change in net unrealized appreciation (depreciation) on: Investment securities	8,519,787
Assets and liabilities in foreign currencies	38
Futures contracts	(10,860)
Total change in net unrealized appreciation (depreciation)		8,508,965
Net gain (loss)		14,086,563
Net increase (decrease) in net assets resulting from operations		$ 14,627,944

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 541,381	$ 716,871
Net realized gain (loss)	5,577,598	958,517
Change in net unrealized appreciation (depreciation)	8,508,965	11,650,684
Net increase (decrease) in net assets resulting from operations	14,627,944	13,326,072
Distributions to shareholders from net investment income	(761,300)	(654,049)
Distributions to shareholders from net realized gain	(2,556,577)	(4,078,845)
Total distributions	(3,317,877)	(4,732,894)
Share transactions - net increase (decrease)	(10,908,022)	(10,666,203)
Redemption fees	12,787	10,482
Total increase (decrease) in net assets	414,832	(2,062,543)

Net Assets
Beginning of period	75,212,984	77,275,527
End of period (including distributions in excess of net investment income of $217,923 and undistributed net investment income of $24,513, respectively)	$ 75,627,816	$ 75,212,984

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 13.27	$ 11.67	$ 12.94	$ 10.25	$ 5.80
Income from Investment Operations
Net investment income (loss) C	.11	.12	.16 F	.25 G	.10 H
Net realized and unrealized gain (loss)	2.77	2.19	(1.24)	2.66	4.42
Total from investment operations	2.88	2.31	(1.08)	2.91	4.52
Distributions from net investment income	(.17)	(.12)	(.20)	(.23)	(.08)
Distributions from net realized gain	(.45)	(.59)	-	- J	-
Total distributions	(.62)	(.71)	(.20)	(.23)	(.08)
Redemption fees added to paid in capital C	- J	- J	.01	.01	.01
Net asset value, end of period	$ 15.53	$ 13.27	$ 11.67	$ 12.94	$ 10.25
Total Return A, B	22.15%	20.15%	(8.20)%	28.54%	78.09%
Ratios to Average Net Assets D, I
Expenses before reductions	.76%	.75%	.76%	.79%	.82%
Expenses net of fee waivers, if any	.76%	.75%	.76%	.78%	.82%
Expenses net of all reductions	.75%	.74%	.75%	.77%	.81%
Net investment income (loss)	.77%	.96%	1.28% F	2.31% G	1.27% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 21,067	$ 25,025	$ 27,414	$ 46,131	$ 34,218
Portfolio turnover rate E	68%	68%	105%	115%	105%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .93%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .86%. H Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 13.27	$ 11.67	$ 12.94	$ 10.25	$ 5.80
Income from Investment Operations
Net investment income (loss) C	.10	.11	.15 F	.24 G	.10 H
Net realized and unrealized gain (loss)	2.77	2.19	(1.24)	2.66	4.41
Total from investment operations	2.87	2.30	(1.09)	2.90	4.51
Distributions from net investment income	(.16)	(.11)	(.19)	(.22)	(.07)
Distributions from net realized gain	(.45)	(.59)	-	- J	-
Total distributions	(.61)	(.70)	(.19)	(.22)	(.07)
Redemption fees added to paid in capital C	- J	- J	.01	.01	.01
Net asset value, end of period	$ 15.53	$ 13.27	$ 11.67	$ 12.94	$ 10.25
Total Return A, B	22.07%	20.07%	(8.30)%	28.45%	78.02%
Ratios to Average Net Assets D, I
Expenses before reductions	.83%	.83%	.84%	.87%	.91%
Expenses net of fee waivers, if any	.83%	.83%	.84%	.86%	.91%
Expenses net of all reductions	.83%	.82%	.83%	.85%	.90%
Net investment income (loss)	.69%	.88%	1.20% F	2.23% G	1.18% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,561	$ 50,188	$ 49,862	$ 55,979	$ 38,572
Portfolio turnover rate E	68%	68%	105%	115%	105%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a large, non-recurring dividend which amounted to $.05 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%. G Investment income per share reflects a large, non-recurring dividend which amounted to $.16 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .78%. H Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .94%. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Materials Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and U.S. government and government agency obligations are valued by pricing vendors who utilize

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), original issue discount, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 21,703,561
Gross unrealized depreciation	(1,608,150)
Net unrealized appreciation (depreciation) on securities and other investments	$ 20,095,411

Tax Cost	$ 56,176,801

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 2,713,732
Net unrealized appreciation (depreciation)	$ 20,095,424

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 1,629,716	$ 1,365,402
Long-term Capital Gains	1,688,161	3,367,492
Total	$ 3,317,877	$ 4,732,894

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock markets.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $130,064 and a change in net unrealized appreciation (depreciation) of $(10,860) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $50,756,166 and $62,934,098, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 18,240
Investor Class	82,796
$ 101,036

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,587 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit - continued

commitment fees on its pro-rata portion of the line of credit, which amounted to $167 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,592. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 894
Investor Class	2,107
$ 3,001

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,226 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 221,113	$ 226,670
Investor Class	540,187	427,379
Total	$ 761,300	$ 654,049
From net realized gain
Initial Class	$ 774,595	$ 1,487,882
Investor Class	1,781,982	2,590,963
Total	$ 2,556,577	$ 4,078,845

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	201,235	549,001	$ 2,845,478	$ 7,169,332
Reinvestment of distributions	70,187	134,688	995,708	1,714,552
Shares redeemed	(800,341)	(1,147,926)	(11,168,241)	(13,934,421)
Net increase (decrease)	(528,919)	(464,237)	$ (7,327,055)	$ (5,050,537)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Investor Class
Shares sold	858,453	892,847	$ 12,056,908	$ 11,470,871
Reinvestment of distributions	163,237	237,115	2,322,169	3,018,342
Shares redeemed	(1,289,391)	(1,622,132)	(17,960,044)	(20,104,879)
Net increase (decrease)	(267,701)	(492,170)	$ (3,580,967)	$ (5,615,666)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Materials Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Materials Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Materials Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos each oversees 247 funds. David A. Rosow, Garnett A. Smith, and Michael E. Wiley each oversees 74 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Ronald P. O'Hanley is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Trustees and Officers - continued

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee Chairman of the Board of Trustees

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Materials Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/14/2014	02/14/2014	$0.595
Investor Class	02/14/2014	02/14/2014	$0.595

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $2,744,378 or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 58% and Investor Class designates 60% of the dividends distributed in December 2013, as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Proxy Voting Results

A special meeting of Materials Portfolio's shareholders was held on May 14, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	1,555,133,782.46	93.955
Withheld	100,063,694.32	6.045
TOTAL	1,655,197,476.78	100.000
Ronald P. O'Hanley
Affirmative	1,557,988,095.28	94.128
Withheld	97,209,381.50	5.872
TOTAL	1,655,197,476.78	100.000
David A. Rosow
Affirmative	1,552,645,347.31	93.805
Withheld	102,552,129.47	6.195
TOTAL	1,655,197,476.78	100.000
Garnett A. Smith
Affirmative	1,554,582,880.53	93.922
Withheld	100,614,596.25	6.078
TOTAL	1,655,197,476.78	100.000
William S. Stavropoulos
Affirmative	1,548,352,452.21	93.545
Withheld	106,845,024.57	6.455
TOTAL	1,655,197,476.78	100.000
Michael E. Wiley
Affirmative	1,556,790,374.70	94.055
Withheld	98,407,102.08	5.945
TOTAL	1,655,197,476.78	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	78,893,232.34	93.473
Against	2,921,187.66	3.461
Abstain	2,587,838.70	3.066
TOTAL	84,402,258.70	100.000
A Denotes trust-wide proposal and voting results.

[Semiannual/Annual] Report

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VMATP-ANN-0214
1.850999.106

Fidelity® Variable Insurance Products:
Real Estate Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Real Estate Portfolio - Initial Class	1.82%	18.57%	9.37%
VIP Real Estate Portfolio - Service Class	1.73%	18.47%	9.27%
VIP Real Estate Portfolio - Service Class 2	1.61%	18.29%	9.09%
VIP Real Estate Portfolio - Investor Class A	1.81%	18.47%	9.28%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Real Estate Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Samuel Wald, Portfolio Manager of VIP Real Estate Portfolio: For the year, the fund's share classes modestly outpaced the 1.31% gain of the Dow Jones U.S. Select Real Estate Securities IndexSM but substantially trailed the broad equity market, as measured by the S&P 500® Index. (For specific portfolio results, please refer to the performance section of this report.) Relative to the Dow Jones benchmark, the fund benefited from good stock picking in the industrial/office and real-estate related (mostly health care) categories, while the fund's hotel real estate investment trust (REIT) positioning was detrimental. The top individual contribution came from data-center operator Digital Realty Trust, a lagging benchmark component to which the fund had minimal exposure. After conducting thorough research on Digital Realty, we concluded that its leasing rates were likely to lag Wall Street analysts' expectations and, accordingly, chose to sell the stock, which added to the fund's relative performance as this situation we had anticipated came to pass. Meanwhile, the fund was overweighted in SL Green Realty, primarily an owner of Manhattan office properties. Based on our expectations for growth in the company's rental income, we determined the shares were undervalued, and over time the market came to share our assessment. As the stock rose, I trimmed the fund's stake - while remaining overweighted in the stock - and reinvested the proceeds in other office REITs that better met my valuation criteria. In contrast, the biggest individual detractor was diversified REIT Vornado Realty Trust, a strong-performing benchmark component in which the fund was underweighted. As part of our research process, I maintained some skepticism about the company's turnaround efforts and also was concerned about its exposure to the Washington, D.C., region, where declining federal spending threatens to weigh on real estate demand. Another detractor was Camden Property Trust, which, along with other apartment REITs, struggled amid slowing growth rates and rising supply. I reduced the fund's stake in Camden, as I saw better opportunities elsewhere.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.68%
Actual		$ 1,000.00	$ 964.20	$ 3.37
HypotheticalA		$ 1,000.00	$ 1,021.78	$ 3.47
Service Class	.78%
Actual		$ 1,000.00	$ 963.80	$ 3.86
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97
Service Class 2.93%
Actual		$ 1,000.00	$ 963.20	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Investor Class	.76%
Actual		$ 1,000.00	$ 964.30	$ 3.76
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	13.2	12.1
Public Storage	6.5	7.0
Prologis, Inc.	6.2	6.1
Ventas, Inc.	6.2	7.2
Boston Properties, Inc.	5.4	4.4
SL Green Realty Corp.	4.4	4.5
Essex Property Trust, Inc.	3.9	3.5
Mid-America Apartment Communities, Inc.	3.6	0.0
Alexandria Real Estate Equities, Inc.	3.5	3.0
Equity Residential (SBI)	3.1	3.2
	56.0
Top Five REIT Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	19.0	17.7
REITs - Apartments	16.1	17.0
REITs - Malls	15.1	15.4
REITs - Industrial Buildings	15.0	15.6
REITs - Health Care Facilities	10.6	12.7
Asset Allocation (% of fund's net assets)
As of December 31, 2013	As of June 30, 2013
Stocks 97.5%	Stocks 97.7%
Short-Term Investments and Net Other Assets (Liabilities) 2.5%	Short-Term Investments and Net Other Assets (Liabilities) 2.3%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
HEALTH CARE PROVIDERS & SERVICES - 1.3%
Health Care Facilities - 1.3%
Emeritus Corp. (a)	225,632	$ 4,880,420
REAL ESTATE INVESTMENT TRUSTS - 94.8%
REITs - Apartments - 16.1%
AvalonBay Communities, Inc.	81,442	9,628,888
Camden Property Trust (SBI)	111,856	6,362,369
Equity Residential (SBI)	214,570	11,129,746
Essex Property Trust, Inc. (d)	98,208	14,093,830
Mid-America Apartment Communities, Inc.	216,047	13,122,695
UDR, Inc.	192,100	4,485,535
TOTAL REITS - APARTMENTS		58,823,063
REITs - Health Care Facilities - 10.6%
HCP, Inc.	269,025	9,770,988
Health Care REIT, Inc.	119,278	6,389,722
Ventas, Inc.	394,610	22,603,261
TOTAL REITS - HEALTH CARE FACILITIES		38,763,971
REITs - Hotels - 6.4%
Chesapeake Lodging Trust	86,293	2,182,350
FelCor Lodging Trust, Inc.	162,000	1,321,920
Host Hotels & Resorts, Inc.	404,278	7,859,164
LaSalle Hotel Properties (SBI)	310,692	9,587,955
Sunstone Hotel Investors, Inc.	184,314	2,469,808
TOTAL REITS - HOTELS		23,421,197
REITs - Industrial Buildings - 15.0%
DuPont Fabros Technology, Inc. (d)	112,059	2,768,978
First Industrial Realty Trust, Inc.	300,212	5,238,699
Prologis, Inc.	612,037	22,614,767
Public Storage	156,655	23,579,711
Terreno Realty Corp.	32,901	582,348
TOTAL REITS - INDUSTRIAL BUILDINGS		54,784,503
REITs - Malls - 15.1%
CBL & Associates Properties, Inc.	132,117	2,372,821
General Growth Properties, Inc.	185,397	3,720,918
Simon Property Group, Inc.	316,399	48,143,272
The Macerich Co.	11,239	661,865
TOTAL REITS - MALLS		54,898,876
REITs - Management/Investment - 3.7%
American Tower Corp.	24,000	1,915,680
Coresite Realty Corp.	97,600	3,141,744

	Shares	Value
Equity Lifestyle Properties, Inc.	95,794	$ 3,470,617
Weyerhaeuser Co.	156,463	4,939,537
TOTAL REITS - MANAGEMENT/INVESTMENT		13,467,578
REITs - Mobile Home Parks - 0.7%
Sun Communities, Inc.	60,099	2,562,621
REITs - Office Buildings - 19.0%
Alexandria Real Estate Equities, Inc.	198,479	12,627,234
Boston Properties, Inc.	197,577	19,830,803
Cousins Properties, Inc.	793,900	8,177,170
Kilroy Realty Corp.	110,800	5,559,944
Piedmont Office Realty Trust, Inc.Class A (d)	433,100	7,154,812
SL Green Realty Corp.	172,559	15,941,000
TOTAL REITS - OFFICE BUILDINGS		69,290,963
REITs - Shopping Centers - 8.2%
Acadia Realty Trust (SBI)	170,395	4,230,908
Cedar Shopping Centers, Inc.	332,298	2,080,185
Equity One, Inc.	381,758	8,566,650
Excel Trust, Inc.	46,062	524,646
Federal Realty Investment Trust (SBI)	9,400	953,254
Glimcher Realty Trust	770,887	7,215,502
Kite Realty Group Trust	407,315	2,676,060
Vornado Realty Trust	39,710	3,525,851
TOTAL REITS - SHOPPING CENTERS		29,773,056
TOTAL REAL ESTATE INVESTMENT TRUSTS		345,785,828
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
Real Estate Operating Companies - 1.4%
Forest City Enterprises, Inc. Class A (a)	255,720	4,884,252
TOTAL COMMON STOCKS (Cost $301,589,680)		355,550,500
Money Market Funds - 4.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	4,147,255	$ 4,147,255
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	13,872,575	13,872,575
TOTAL MONEY MARKET FUNDS (Cost $18,019,830)		18,019,830
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $319,609,510)		373,570,330
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(8,930,355)
NET ASSETS - 100%		$ 364,639,975
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,269
Fidelity Securities Lending Cash Central Fund	11,892
Total	$ 24,161
Other Information

All investments are categorized as level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $13,468,595) - See accompanying schedule: Unaffiliated issuers (cost $301,589,680)	$ 355,550,500
Fidelity Central Funds (cost $18,019,830)	18,019,830
Total Investments (cost $319,609,510)		$ 373,570,330
Receivable for investments sold		1,378,057
Receivable for fund shares sold		7,257,600
Dividends receivable		1,744,301
Distributions receivable from Fidelity Central Funds		1,118
Prepaid expenses		3,114
Other receivables		50,912
Total assets		384,005,432

Liabilities
Payable for investments purchased	$ 4,878,553
Payable for fund shares redeemed	329,320
Accrued management fee	164,587
Distribution and service plan fees payable	33,170
Other affiliated payables	41,115
Other payables and accrued expenses	46,137
Collateral on securities loaned, at value	13,872,575
Total liabilities		19,365,457

Net Assets		$ 364,639,975
Net Assets consist of:
Paid in capital		$ 308,975,799
Distributions in excess of net investment income		(321,789)
Accumulated undistributed net realized gain (loss) on investments		2,025,145
Net unrealized appreciation (depreciation) on investments		53,960,820
Net Assets		$ 364,639,975

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($57,396,440 ÷ 3,509,521 shares)	$ 16.35

Service Class: Net Asset Value, offering price and redemption price per share ($3,254,844 ÷ 199,441 shares)	$ 16.32

Service Class 2: Net Asset Value, offering price and redemption price per share ($165,133,672 ÷ 10,219,679 shares)	$ 16.16

Investor Class: Net Asset Value, offering price and redemption price per share ($138,855,019 ÷ 8,525,641 shares)	$ 16.29

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 9,062,974
Income from Fidelity Central Funds		24,161
Total income		9,087,135

Expenses
Management fee	$ 2,190,537
Transfer agent fees	412,062
Distribution and service plan fees	402,282
Accounting and security lending fees	154,539
Custodian fees and expenses	33,876
Independent trustees' compensation	6,171
Audit	45,496
Legal	6,553
Miscellaneous	4,170
Total expenses before reductions	3,255,686
Expense reductions	(30,244)	3,225,442
Net investment income (loss)		5,861,693
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		19,049,450
Change in net unrealized appreciation (depreciation) on investment securities		(20,971,966)
Net gain (loss)		(1,922,516)
Net increase (decrease) in net assets resulting from operations		$ 3,939,177

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,861,693	$ 4,528,240
Net realized gain (loss)	19,049,450	17,698,706
Change in net unrealized appreciation (depreciation)	(20,971,966)	27,481,846
Net increase (decrease) in net assets resulting from operations	3,939,177	49,708,792
Distributions to shareholders from net investment income	(6,445,747)	(4,523,007)
Distributions to shareholders from net realized gain	(17,511,569)	(6,338,776)
Total distributions	(23,957,316)	(10,861,783)
Share transactions - net increase (decrease)	35,526,251	46,936,777
Total increase (decrease) in net assets	15,508,112	85,783,786

Net Assets
Beginning of period	349,131,863	263,348,077
End of period (including distributions in excess of net investment income of $321,789 and undistributed net investment income of $311,417, respectively)	$ 364,639,975	$ 349,131,863

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.22	$ 15.02	$ 14.06	$ 10.93	$ 8.13
Income from Investment Operations
Net investment income (loss) C	.29	.27	.23	.15	.24
Net realized and unrealized gain (loss)	- G	2.50	.90	3.16	2.80
Total from investment operations	.29	2.77	1.13	3.31	3.04
Distributions from net investment income	(.33)	(.25)	(.17)	(.18)	(.24)
Distributions from net realized gain	(.83)	(.32)	-	-	-
Total distributions	(1.16)	(.57)	(.17)	(.18)	(.24)
Net asset value, end of period	$ 16.35	$ 17.22	$ 15.02	$ 14.06	$ 10.93
Total Return A, B	1.82%	18.57%	8.09%	30.42%	37.69%
Ratios to Average Net Assets D, F
Expenses before reductions	.69%	.70%	.71%	.73%	.80%
Expenses net of fee waivers, if any	.68%	.70%	.71%	.73%	.80%
Expenses net of all reductions	.68%	.69%	.70%	.72%	.80%
Net investment income (loss)	1.61%	1.58%	1.58%	1.22%	3.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,396	$ 71,364	$ 54,874	$ 56,893	$ 41,714
Portfolio turnover rate E	59%	52%	61%	64%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.20	$ 15.00	$ 14.04	$ 10.91	$ 8.11
Income from Investment Operations
Net investment income (loss) C	.27	.25	.22	.14	.23
Net realized and unrealized gain (loss)	.01 H	2.51	.89	3.15	2.80
Total from investment operations	.28	2.76	1.11	3.29	3.03
Distributions from net investment income	(.32)	(.24)	(.15)	(.16)	(.23)
Distributions from net realized gain	(.83)	(.32)	-	-	-
Total distributions	(1.16) G	(.56)	(.15)	(.16)	(.23)
Net asset value, end of period	$ 16.32	$ 17.20	$ 15.00	$ 14.04	$ 10.91
Total Return A, B	1.73%	18.49%	7.96%	30.30%	37.62%
Ratios to Average Net Assets D, F
Expenses before reductions	.78%	.79%	.81%	.83%	.90%
Expenses net of fee waivers, if any	.78%	.79%	.81%	.83%	.90%
Expenses net of all reductions	.78%	.78%	.80%	.82%	.89%
Net investment income (loss)	1.52%	1.49%	1.48%	1.12%	2.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,255	$ 1,634	$ 597	$ 793	$ 1,051
Portfolio turnover rate E	59%	52%	61%	64%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $1.16 per share is comprised of distributions from net investment income of $.324 and distributions from net realized gain of $.833 per share.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.03	$ 14.86	$ 13.92	$ 10.84	$ 8.07
Income from Investment Operations
Net investment income (loss) C	.24	.22	.19	.12	.23
Net realized and unrealized gain (loss)	.01 G	2.48	.89	3.13	2.76
Total from investment operations	.25	2.70	1.08	3.25	2.99
Distributions from net investment income	(.29)	(.21)	(.14)	(.17)	(.22)
Distributions from net realized gain	(.83)	(.32)	-	-	-
Total distributions	(1.12)	(.53)	(.14)	(.17)	(.22)
Net asset value, end of period	$ 16.16	$ 17.03	$ 14.86	$ 13.92	$ 10.84
Total Return A, B	1.61%	18.30%	7.78%	30.09%	37.40%
Ratios to Average Net Assets D, F
Expenses before reductions	.94%	.94%	.95%	.98%	1.07%
Expenses net of fee waivers, if any	.93%	.94%	.95%	.97%	1.07%
Expenses net of all reductions	.93%	.93%	.95%	.96%	1.06%
Net investment income (loss)	1.37%	1.33%	1.34%	.97%	2.74%
Supplemental Data
Net assets, end of period (000 omitted)	$ 165,134	$ 145,738	$ 127,231	$ 101,038	$ 9,878
Portfolio turnover rate E	59%	52%	61%	64%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 17.15	$ 14.97	$ 14.01	$ 10.90	$ 8.11
Income from Investment Operations
Net investment income (loss) C	.28	.25	.22	.14	.24
Net realized and unrealized gain (loss)	.01 G	2.49	.90	3.14	2.78
Total from investment operations	.29	2.74	1.12	3.28	3.02
Distributions from net investment income	(.32)	(.24)	(.16)	(.17)	(.23)
Distributions from net realized gain	(.83)	(.32)	-	-	-
Total distributions	(1.15)	(.56)	(.16)	(.17)	(.23)
Net asset value, end of period	$ 16.29	$ 17.15	$ 14.97	$ 14.01	$ 10.90
Total Return A, B	1.81%	18.42%	8.03%	30.25%	37.57%
Ratios to Average Net Assets D, F
Expenses before reductions	.77%	.78%	.79%	.82%	.90%
Expenses net of fee waivers, if any	.76%	.78%	.79%	.81%	.90%
Expenses net of all reductions	.76%	.77%	.78%	.80%	.89%
Net investment income (loss)	1.53%	1.50%	1.50%	1.13%	2.91%
Supplemental Data
Net assets, end of period (000 omitted)	$ 138,855	$ 130,397	$ 80,646	$ 62,371	$ 33,926
Portfolio turnover rate E	59%	52%	61%	64%	94%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Real Estate Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 67,700,504
Gross unrealized depreciation	(15,205,711)
Net unrealized appreciation (depreciation) on securities and other investments	$ 52,494,793

Tax Cost	$ 321,075,537

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 3,980,366
Net unrealized appreciation (depreciation)	$ 52,494,793

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 11,369,159	$ 4,523,007
Long-term Capital Gains	12,588,157	6,338,776
Total	$ 23,957,316	$ 10,861,783

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $245,506,098 and $224,313,206, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 2,446
Service Class 2	399,836
$ 402,282

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 51,977
Service Class	1,676
Service Class 2	111,391
Investor Class	247,018
$ 412,062

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,788 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $834 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer

Annual Report

7. Security Lending - continued

affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $11,892. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Reimbursement / Waiver

Initial Class	$ 2,815
Service Class	96
Service Class 2	6,297
Investor Class	6,379
$ 15,587

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14,637 for the period. In addition through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $20.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 1,105,869	$ 1,011,054
Service Class	60,909	9,368
Service Class 2	2,698,125	1,779,301
Investor Class	2,580,844	1,723,284
Total	$ 6,445,747	$ 4,523,007
From net realized gain
Initial Class	$ 2,837,338	$ 1,295,689
Service Class	152,694	12,758
Service Class 2	7,697,869	2,692,435
Investor Class	6,823,668	2,337,894
Total	$ 17,511,569	$ 6,338,776

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	801,426	1,671,182	$ 14,647,172	$ 27,953,546
Reinvestment of distributions	243,682	138,161	3,943,207	2,306,743
Shares redeemed	(1,679,924)	(1,317,806)	(30,101,288)	(22,322,607)
Net increase (decrease)	(634,816)	491,537	$ (11,510,909)	$ 7,937,682

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Service Class
Shares sold	109,042	85,805	$ 1,933,360	$ 1,469,525
Reinvestment of distributions	13,307	1,327	213,603	22,126
Shares redeemed	(17,938)	(31,921)	(310,247)	(542,134)
Net increase (decrease)	104,411	55,211	$ 1,836,716	$ 949,517
Service Class 2
Shares sold	3,353,858	2,681,169	$ 59,259,635	$ 44,661,439
Reinvestment of distributions	651,875	270,790	10,395,995	4,471,736
Shares redeemed	(2,343,989)	(2,953,298)	(41,733,596)	(48,488,301)
Net increase (decrease)	1,661,744	(1,339)	$ 27,922,034	$ 644,874
Investor Class
Shares sold	2,963,427	2,820,101	$ 54,456,079	$ 47,464,258
Reinvestment of distributions	584,441	244,074	9,404,511	4,061,178
Shares redeemed	(2,624,396)	(849,714)	(46,582,180)	(14,120,732)
Net increase (decrease)	923,472	2,214,461	$ 17,278,410	$ 37,404,704

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 51% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 40% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Real Estate Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Real Estate Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Real Estate Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos each oversees 247 funds. David A. Rosow, Garnett A. Smith, and Michael E. Wiley each oversees 74 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Ronald P. O'Hanley is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Trustees and Officers - continued

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee Chairman of the Board of Trustees

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Real Estate Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Initial Class	02/14/14	02/14/14	$0.179
Service Class	02/14/14	02/14/14	$0.179
Service Class 2	02/14/14	02/14/14	$0.179
Investor Class	02/14/14	02/14/14	$0.179

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $14,713,236 or, if subsequently determined to be different, the net capital gain of such year.

Annual Report

Proxy Voting Results

A special meeting of Real Estate Portfolio's shareholders was held on May 14, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	1,555,133,782.46	93.955
Withheld	100,063,694.32	6.045
TOTAL	1,655,197,476.78	100.000
Ronald P. O'Hanley
Affirmative	1,557,988,095.28	94.128
Withheld	97,209,381.50	5.872
TOTAL	1,655,197,476.78	100.000
David A. Rosow
Affirmative	1,552,645,347.31	93.805
Withheld	102,552,129.47	6.195
TOTAL	1,655,197,476.78	100.000
Garnett A. Smith
Affirmative	1,554,582,880.53	93.922
Withheld	100,614,596.25	6.078
TOTAL	1,655,197,476.78	100.000
William S. Stavropoulos
Affirmative	1,548,352,452.21	93.545
Withheld	106,845,024.57	6.455
TOTAL	1,655,197,476.78	100.000
Michael E. Wiley
Affirmative	1,556,790,374.70	94.055
Withheld	98,407,102.08	5.945
TOTAL	1,655,197,476.78	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	363,487,338.29	91.604
Against	11,654,663.76	2.937
Abstain	21,663,978.42	5.459
TOTAL	396,805,980.47	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPRE-ANN-0214
1.781992.111

Fidelity® Variable Insurance Products:
Technology Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Technology Portfolio - Initial Class	27.81%	27.68%	8.79%
VIP Technology Portfolio - Investor Class A	27.73%	27.53%	8.68%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Technology Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with the BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Charlie Chai, Portfolio Manager of VIP Technology Portfolio: For the year, the fund's share classes produced robust gains but trailed the 31.09% advance of the MSCI® U.S. IMI Information Technology 25-50 Index, and also lagged the S&P 500®. Relative strength in Internet software & services and data processing & outsourced services, among other groups, was countered by lagging results in computer hardware and IT consulting & other services. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, social networking website Facebook was the fund's largest relative detractor because I underweighted this strong-performing index stock for most of the period. I was concerned that Facebook's Messenger mobile messaging application might cannibalize users from the company's primary site, but that didn't happen. Realizing my mistake, I brought the fund's Facebook position to an overweighting by the end of the year. Another noteworthy detractor was network equipment maker Cisco Systems, which I reduced from a late-period overweighting to a significant underweighting by year end. Underweighting software provider Microsoft and computer maker Hewlett-Packard - two strong-performing benchmark components and mainstays of the personal computer industry - also hampered the fund. Microsoft's restructuring plan prompted me to add to this position, although it remained a large underweighting at period end. Conversely, maintaining negligible exposure to IT consulting heavyweight IBM was timely, as shares of this slow-growing index component produced a roughly break-even return. Three semiconductor stocks also were noteworthy contributors: Micron Technology, Taiwan's Inotera Memories and China-based Spreadtrum Communications. All three stocks in this highly cyclical group benefited from low expectations at the beginning of the year and higher prices for DRAM, a type of digital memory used in computers and mobile devices. Moreover, Spreadtrum received a lucrative takeover bid in July, which prompted me to liquidate the position to nail down profits. Micron was sold as well. Lastly, relative performance was lifted by mobile messaging application provider Naver, which I built into a major position. Generally speaking, the fund's foreign exposure provided a lift to performance, despite foreign exchange weakness, which mainly cooled super-hot gains out of Japan. Many of the stocks I've mentioned in this report were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.73%
Actual		$ 1,000.00	$ 1,215.30	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72
Investor Class	.81%
Actual		$ 1,000.00	$ 1,214.20	$ 4.52
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	10.0	10.7
salesforce.com, Inc.	5.0	3.4
Facebook, Inc. Class A	4.6	0.1
Yahoo!, Inc.	4.6	0.0
Naver Corp.	3.6	0.0
Visa, Inc. Class A	3.5	2.8
Citrix Systems, Inc.	2.4	0.4
Juniper Networks, Inc.	2.4	1.4
Tencent Holdings Ltd.	2.1	0.6
Fidelity National Information Services, Inc.	1.9	1.4
	40.1
Top Industries (% of fund's net assets)
As of December 31, 2013
Internet Software & Services	32.5%
Software	21.1%
IT Services	11.5%
Communications Equipment	9.9%
Semiconductors & Semiconductor Equipment	8.4%
All Others*	16.6%

As of June 30, 2013
Software	22.5%
Internet Software & Services	17.0%
Semiconductors & Semiconductor Equipment	15.7%
Computers & Peripherals	11.6%
Communications Equipment	10.6%
All Others*	22.6%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
AUTOMOBILES - 0.2%
Automobile Manufacturers - 0.2%
Tesla Motors, Inc. (a)	2,400	$ 360,912
CHEMICALS - 0.0%
Diversified Chemicals - 0.0%
Oci Co. Ltd.	414	74,900
COMMUNICATIONS EQUIPMENT - 9.9%
Communications Equipment - 9.9%
ADTRAN, Inc.	29,200	788,692
Alcatel-Lucent SA sponsored ADR	142,000	624,800
Aruba Networks, Inc. (a)	3,500	62,650
BlackBerry Ltd. (a)	231,900	1,727,654
Ciena Corp. (a)	37,300	892,589
Cisco Systems, Inc.	80,537	1,808,056
F5 Networks, Inc. (a)	28,518	2,591,145
Finisar Corp. (a)	700	16,744
Infinera Corp. (a)	13,800	134,964
Juniper Networks, Inc. (a)	189,400	4,274,758
Nokia Corp. (a)	147,800	1,194,225
Polycom, Inc. (a)	15	168
Procera Networks, Inc. (a)(d)	109,100	1,638,682
Riverbed Technology, Inc. (a)	9,400	169,952
Sandvine Corp. (U.K.) (a)	352,588	982,500
ShoreTel, Inc. (a)	9,900	91,872
Sonus Networks, Inc. (a)	242,100	762,615
Spirent Communications PLC	41,800	71,849
UTStarcom Holdings Corp. (a)	66,666	184,665
		18,018,580
COMPUTERS & PERIPHERALS - 4.2%
Computer Hardware - 2.7%
3D Systems Corp. (a)(d)	2,050	190,507
Advantech Co. Ltd.	43,000	297,655
Apple, Inc.	345	193,583
Hewlett-Packard Co.	817	22,860
Lenovo Group Ltd.	1,226,000	1,490,938
MiTAC Holdings Corp. (a)	926,000	893,981
NCR Corp. (a)	41,700	1,420,302
Stratasys Ltd. (a)	2,710	365,037
		4,874,863
Computer Storage & Peripherals - 1.5%
EMC Corp.	106,000	2,665,900
Intevac, Inc. (a)	1,500	11,145
Nimble Storage, Inc.	1,000	45,300
Smart Technologies, Inc. Class A (a)(d)	11,200	24,528
		2,746,873
TOTAL COMPUTERS & PERIPHERALS		7,621,736

	Shares	Value
CONSTRUCTION MATERIALS - 1.3%
Construction Materials - 1.3%
Universal Cement Corp.	2,452,000	$ 2,322,009
ELECTRICAL EQUIPMENT - 0.0%
Electrical Components & Equipment - 0.0%
Acuity Brands, Inc.	316	34,545
ELECTRONIC EQUIPMENT & COMPONENTS - 4.3%
Electronic Components - 1.8%
Amphenol Corp. Class A	3,500	312,130
AVX Corp.	1,300	18,109
Boardtek Electronics Corp.	126,000	145,507
Corning, Inc.	1,200	21,384
DTS, Inc. (a)	400	9,592
E Ink Holdings, Inc. GDR (a)(e)	1,000	5,481
InvenSense, Inc. (a)(d)	28,900	600,542
Ledlink Optics, Inc.	187,585	625,671
Omron Corp.	17,900	791,060
Polytronics Technology Corp.	87,000	185,773
Sapphire Technology Co. Ltd. (a)	2,181	76,954
Tong Hsing Electronics Industries Ltd.	107,000	494,980
Vishay Intertechnology, Inc. (a)	1,700	22,542
		3,309,725
Electronic Equipment & Instruments - 1.1%
Chroma ATE, Inc.	84,945	177,968
Firich Enterprise Co. Ltd.	421,000	1,757,019
Itron, Inc. (a)	400	16,572
RealD, Inc. (a)	9,800	83,692
		2,035,251
Electronic Manufacturing Services - 0.9%
KEMET Corp. (a)	2,800	15,792
Multi-Fineline Electronix, Inc. (a)	411	5,709
TE Connectivity Ltd.	16,300	898,293
Trimble Navigation Ltd. (a)	21,370	741,539
		1,661,333
Technology Distributors - 0.5%
Anixter International, Inc.	300	26,952
Arrow Electronics, Inc. (a)	600	32,550
Digital China Holdings Ltd. (H Shares)	696,000	820,376
		879,878
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		7,886,187
HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
Health Care Equipment - 0.0%
Biosensors International Group Ltd.	42,000	27,790
China Medical Technologies, Inc. sponsored ADR (a)	300	0
PW Medtech Group Ltd. (a)	48,000	21,975
		49,765
Common Stocks - continued
	Shares	Value
HEALTH CARE TECHNOLOGY - 1.1%
Health Care Technology - 1.1%
athenahealth, Inc. (a)(d)	7,300	$ 981,850
M3, Inc.	409	1,024,286
		2,006,136
HOTELS, RESTAURANTS & LEISURE - 0.0%
Casinos & Gaming - 0.0%
500 Com Ltd. sponsored ADR Class A	200	7,074
HOUSEHOLD DURABLES - 1.3%
Consumer Electronics - 0.9%
Sony Corp. sponsored ADR	23,300	402,857
Tonly Electronics Holdings Ltd. (a)	1,660,000	1,230,930
		1,633,787
Homebuilding - 0.2%
West Holdings Corp. (d)	19,100	245,395
Household Appliances - 0.2%
Techtronic Industries Co. Ltd.	146,500	415,640
TOTAL HOUSEHOLD DURABLES		2,294,822
INTERNET & CATALOG RETAIL - 2.1%
Internet Retail - 2.1%
Amazon.com, Inc. (a)	5,100	2,033,829
Groupon, Inc. Class A (a)	65,500	770,935
MakeMyTrip Ltd. (a)	3,400	65,484
priceline.com, Inc. (a)	488	567,251
Qunar Cayman Islands Ltd. sponsored ADR	900	23,877
Rakuten, Inc.	1,100	16,416
Start Today Co. Ltd.	11,500	285,953
TripAdvisor, Inc. (a)	1,900	157,377
		3,921,122
INTERNET SOFTWARE & SERVICES - 32.5%
Internet Software & Services - 32.5%
58.com, Inc. ADR	400	15,336
Autohome, Inc. ADR Class A	300	10,977
Bazaarvoice, Inc. (a)	600	4,752
Blinkx PLC (a)	50,400	171,301
China Finance Online Co. Ltd. ADR (a)	16,800	105,672
Constant Contact, Inc. (a)	900	27,963
Cornerstone OnDemand, Inc. (a)	5,400	288,036
DealerTrack Holdings, Inc. (a)	15,400	740,432
eGain Communications Corp. (a)	113,400	1,161,216
Facebook, Inc. Class A (a)	152,889	8,356,913
Google, Inc. Class A (a)	16,200	18,155,502
IAC/InterActiveCorp	8,700	597,603
Kakaku.com, Inc.	5,000	87,832
LinkedIn Corp. (a)	13,100	2,840,473
LivePerson, Inc. (a)	8,800	130,416
Livesense, Inc. (a)	14,200	348,208

	Shares	Value
LogMeIn, Inc. (a)	9,391	$ 315,068
Mail.Ru Group Ltd. GDR (Reg. S)	10,400	463,840
Marketo, Inc.	200	7,414
MercadoLibre, Inc.	200	21,558
Millennial Media, Inc. (a)	7,500	54,525
Naver Corp.	9,619	6,596,560
OpenTable, Inc. (a)	300	23,811
Phoenix New Media Ltd. ADR (a)	8,800	84,744
Qihoo 360 Technology Co. Ltd. ADR (a)	200	16,410
Renren, Inc. ADR (a)(d)	1,500	4,575
Responsys, Inc. (a)	52,200	1,430,802
SciQuest, Inc. (a)	16,015	456,107
Sohu.com, Inc. (a)(d)	5,100	371,943
Tencent Holdings Ltd.	60,500	3,858,930
Textura Corp. (d)	41,500	1,242,510
Twitter, Inc. (d)	1,300	82,745
VistaPrint Ltd. (a)	600	34,110
Vocus, Inc. (a)	17,900	203,881
Wix.com Ltd. (a)	38,700	1,039,095
Yahoo!, Inc. (a)	205,200	8,298,288
Yandex NV (a)	10,900	470,335
Yelp, Inc. (a)	14,000	965,300
Youku Tudou, Inc. ADR (a)	2,700	81,810
		59,166,993
IT SERVICES - 11.5%
Data Processing & Outsourced Services - 8.6%
eClerx	4,935	85,014
EVERTEC, Inc.	10,100	249,066
Fidelity National Information Services, Inc.	64,100	3,440,888
Fiserv, Inc. (a)	8,000	472,400
FleetCor Technologies, Inc. (a)	7,800	913,926
Global Payments, Inc.	3,200	207,968
MasterCard, Inc. Class A	1,200	1,002,552
Syntel, Inc.	2,000	181,900
Teletech Holdings, Inc. (a)	4,994	119,556
The Western Union Co.	4,100	70,725
Total System Services, Inc.	52,100	1,733,888
VeriFone Systems, Inc. (a)	500	13,410
Visa, Inc. Class A	28,900	6,435,452
WEX, Inc. (a)	8,600	851,658
		15,778,403
IT Consulting & Other Services - 2.9%
Anite Group PLC	7,900	12,951
Camelot Information Systems, Inc. ADR (a)	10,500	21,000
China Information Technology, Inc. (a)	42	304
Cognizant Technology Solutions Corp. Class A (a)	26,100	2,635,578
IBM Corp.	100	18,757
iGATE Corp. (a)	1,200	48,192
Infosys Ltd. sponsored ADR (d)	9,500	537,700
Lionbridge Technologies, Inc. (a)	132,300	788,508
Common Stocks - continued
	Shares	Value
IT SERVICES - CONTINUED
IT Consulting & Other Services - continued
Pactera Technology International Ltd. ADR (a)	43,805	$ 313,206
Sapient Corp. (a)	16,100	279,496
ServiceSource International, Inc. (a)	22,300	186,874
Virtusa Corp. (a)	10,000	380,900
		5,223,466
TOTAL IT SERVICES		21,001,869
MACHINERY - 0.2%
Industrial Machinery - 0.2%
Fanuc Corp.	1,700	311,509
MEDIA - 0.3%
Advertising - 0.2%
Cookpad, Inc. (d)	4,300	134,634
Dentsu, Inc.	100	4,090
ReachLocal, Inc. (a)	14,600	185,566
		324,290
Cable & Satellite - 0.0%
DISH Network Corp. Class A	500	28,960
Movies & Entertainment - 0.1%
IMAX Corp. (a)	5,900	173,932
TOTAL MEDIA		527,182
METALS & MINING - 0.0%
Diversified Metals & Mining - 0.0%
Timminco Ltd. (a)	700	0
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
Real Estate Operating Companies - 0.1%
Global Logistic Properties Ltd.	67,000	153,437
Real Estate Services - 0.1%
E-House China Holdings Ltd. ADR	13,080	197,246
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		350,683
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.4%
Semiconductor Equipment - 1.6%
Aixtron AG sponsored ADR (a)(d)	13,600	197,472
Applied Materials, Inc.	1,400	24,766
ASM International NV (depositary receipt)	10,800	356,400
Entegris, Inc. (a)	55,800	647,280
GCL-Poly Energy Holdings Ltd. (a)	1,456,000	450,640
Lam Research Corp. (a)	300	16,335
STR Holdings, Inc. (a)	1,300	2,041
Ultratech, Inc. (a)	26,600	771,400
Veeco Instruments, Inc. (a)	13,400	440,994
		2,907,328

	Shares	Value
Semiconductors - 6.8%
Altera Corp.	50,400	$ 1,639,512
Applied Micro Circuits Corp. (a)	12,600	168,588
ARM Holdings PLC sponsored ADR	1,400	76,636
Atmel Corp. (a)	4,300	33,669
Avago Technologies Ltd.	4,000	211,560
Broadcom Corp. Class A	14,900	441,785
Canadian Solar, Inc. (a)	3,400	101,388
Cavium, Inc. (a)	21,091	727,850
Chipbond Technology Corp.	215,000	337,655
Cree, Inc. (a)	12,000	750,840
Cypress Semiconductor Corp.	6,000	63,000
Diodes, Inc. (a)	3,600	84,816
Edison Opto Corp.	134,000	159,912
Energy Conversion Devices, Inc. (a)	2,100	0
Fairchild Semiconductor International, Inc. (a)	1,200	16,020
Freescale Semiconductor Holdings I Ltd. (a)	8,700	139,635
Genesis Photonics, Inc. (a)	16,954	9,264
Hittite Microwave Corp. (a)	321	19,815
Infineon Technologies AG	25,800	275,426
Inotera Memories, Inc. (a)	673,000	496,321
Inphi Corp. (a)	16,500	212,850
Intel Corp.	600	15,576
International Rectifier Corp. (a)	11,100	289,377
Intersil Corp. Class A	14,300	164,021
MagnaChip Semiconductor Corp. (a)	8,400	163,800
Melexis NV	8,310	264,995
Microsemi Corp. (a)	900	22,455
Monolithic Power Systems, Inc.	22,100	765,986
Novatek Microelectronics Corp.	72,000	294,454
NVIDIA Corp.	1,300	20,826
NXP Semiconductors NV (a)	22,400	1,028,832
PMC-Sierra, Inc. (a)	73,200	470,676
Power Integrations, Inc.	5,314	296,627
RDA Microelectronics, Inc. sponsored ADR	1,700	30,396
Semiconductor Manufacturing International Corp. sponsored ADR (a)	217,300	847,470
Silicon Laboratories, Inc. (a)	19,500	844,545
Silicon Motion Technology Corp. sponsored ADR	4,500	63,675
Skyworks Solutions, Inc. (a)	300	8,568
Spansion, Inc. Class A (a)	1,800	25,002
SunPower Corp. (a)(d)	364	10,851
Xilinx, Inc.	18,800	863,296
YoungTek Electronics Corp.	173	351
		12,458,321
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		15,365,649
Common Stocks - continued
	Shares	Value
SOFTWARE - 21.1%
Application Software - 15.2%
Adobe Systems, Inc. (a)	36,200	$ 2,167,656
ANSYS, Inc. (a)	8,400	732,480
Aspen Technology, Inc. (a)	32,000	1,337,600
Autodesk, Inc. (a)	41,000	2,063,530
AutoNavi Holdings Ltd. ADR (a)(d)	6,700	95,475
BroadSoft, Inc. (a)	22,900	626,086
Citrix Systems, Inc. (a)	70,300	4,446,475
Comverse, Inc.	513	19,904
Concur Technologies, Inc. (a)	4,800	495,264
Descartes Systems Group, Inc. (a)	78,200	1,046,102
Intuit, Inc.	4,900	373,968
Jive Software, Inc. (a)	10,700	120,375
Kingdee International Software Group Co. Ltd. (a)(d)	2,502,400	761,599
Manhattan Associates, Inc. (a)	1,288	151,314
Micro Focus International PLC	16,356	208,011
MicroStrategy, Inc. Class A (a)	6,401	795,260
Parametric Technology Corp. (a)	16,568	586,342
Pegasystems, Inc.	400	19,672
QLIK Technologies, Inc. (a)	16,500	439,395
salesforce.com, Inc. (a)	163,400	9,018,046
Splunk, Inc. (a)	500	34,335
Sungy Mobile Ltd. ADR	1,300	26,559
TIBCO Software, Inc. (a)	27,000	606,960
Ultimate Software Group, Inc. (a)	4,900	750,778
Verint Systems, Inc. (a)	666	28,598
Workday, Inc. Class A (a)	8,500	706,860
		27,658,644
Home Entertainment Software - 1.4%
Electronic Arts, Inc. (a)	41,500	952,010
Forgame Holdings Ltd.	1,100	7,660
Nintendo Co. Ltd.	11,600	1,552,703
Perfect World Co. Ltd. sponsored ADR Class B	700	12,446
Rosetta Stone, Inc. (a)	1,100	13,442
		2,538,261
Systems Software - 4.5%
Allot Communications Ltd. (a)	62,900	953,564
Check Point Software Technologies Ltd. (a)	1,400	90,328
CommVault Systems, Inc. (a)	11,900	891,072
FleetMatics Group PLC (a)	5,000	216,250
Fortinet, Inc. (a)	7,700	147,301
Infoblox, Inc. (a)	700	23,114
Microsoft Corp.	87,200	3,263,896
NetSuite, Inc. (a)	13,000	1,339,260

	Shares	Value
Red Hat, Inc. (a)	7,500	$ 420,300
ServiceNow, Inc. (a)	7,900	442,479
Symantec Corp.	5,900	139,122
Tableau Software, Inc.	300	20,679
Totvs SA	14,700	232,363
		8,179,728
TOTAL SOFTWARE		38,376,633
TRADING COMPANIES & DISTRIBUTORS - 0.1%
Trading Companies & Distributors - 0.1%
MonotaRO Co. Ltd.	5,600	114,012
WIRELESS TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
SoftBank Corp.	7,300	640,581
TOTAL COMMON STOCKS (Cost $144,659,426)		180,452,899
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 0.11% (b)	3,598,867	3,598,867
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	5,457,081	5,457,081
TOTAL MONEY MARKET FUNDS (Cost $9,055,948)		9,055,948
TOTAL INVESTMENT PORTFOLIO - 104.0% (Cost $153,715,374)		189,508,847
NET OTHER ASSETS (LIABILITIES) - (4.0)%		(7,308,453)
NET ASSETS - 100%		$ 182,200,394
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,481 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,793
Fidelity Securities Lending Cash Central Fund	56,910
Total	$ 61,703
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 180,452,899	$ 173,469,632	$ 6,983,267	$ -
Money Market Funds	9,055,948	9,055,948	-	-
Total Investments in Securities:	$ 189,508,847	$ 182,525,580	$ 6,983,267	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 3,227,454
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	74.1%
Taiwan	4.8%
Cayman Islands	4.5%
Korea (South)	3.6%
Japan	3.4%
Canada	2.3%
Israel	1.4%
Hong Kong	1.1%
Netherlands	1.1%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,350,110) - See accompanying schedule: Unaffiliated issuers (cost $144,659,426)	$ 180,452,899
Fidelity Central Funds (cost $9,055,948)	9,055,948
Total Investments (cost $153,715,374)		$ 189,508,847
Receivable for fund shares sold		123,193
Dividends receivable		18,713
Distributions receivable from Fidelity Central Funds		3,481
Prepaid expenses		1,054
Other receivables		1,107
Total assets		189,656,395

Liabilities
Payable for investments purchased	$ 1,801,655
Payable for fund shares redeemed	48,751
Accrued management fee	79,351
Other affiliated payables	23,078
Other payables and accrued expenses	46,085
Collateral on securities loaned, at value	5,457,081
Total liabilities		7,456,001

Net Assets		$ 182,200,394
Net Assets consist of:
Paid in capital		$ 123,232,474
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		23,173,301
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		35,794,619
Net Assets		$ 182,200,394

Statement of Assets and Liabilities - continued

December 31, 2013
Initial Class: Net Asset Value, offering price and redemption price per share ($61,534,387 ÷ 4,949,674 shares)	$ 12.43

Investor Class: Net Asset Value, offering price and redemption price per share ($120,666,007 ÷ 9,778,133 shares)	$ 12.34

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 1,151,247
Interest		43,594
Income from Fidelity Central Funds		61,703
Total income		1,256,544

Expenses
Management fee	$ 848,705
Transfer agent fees	191,233
Accounting and security lending fees	60,620
Custodian fees and expenses	27,746
Independent trustees' compensation	2,417
Audit	53,340
Legal	2,649
Miscellaneous	8,953
Total expenses before reductions	1,195,663
Expense reductions	(13,526)	1,182,137
Net investment income (loss)		74,407
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,237,508
Foreign currency transactions	(22,998)
Total net realized gain (loss)		29,214,510
Change in net unrealized appreciation (depreciation) on: Investment securities	8,751,365
Assets and liabilities in foreign currencies	1,161
Total change in net unrealized appreciation (depreciation)		8,752,526
Net gain (loss)		37,967,036
Net increase (decrease) in net assets resulting from operations		$ 38,041,443

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 74,407	$ 74,883
Net realized gain (loss)	29,214,510	7,263,563
Change in net unrealized appreciation (depreciation)	8,752,526	16,771,837
Net increase (decrease) in net assets resulting from operations	38,041,443	24,110,283
Distributions to shareholders from net investment income	(185,895)	-
Distributions to shareholders from net realized gain	(9,485,718)	(17,498,594)
Total distributions	(9,671,613)	(17,498,594)
Share transactions - net increase (decrease)	1,356,847	(1,703,056)
Redemption fees	23,250	40,318
Total increase (decrease) in net assets	29,749,927	4,948,951

Net Assets
Beginning of period	152,450,467	147,501,516
End of period (including undistributed net investment income of $0 and undistributed net investment income of $100,827, respectively)	$ 182,200,394	$ 152,450,467

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.33	$ 9.81	$ 11.28	$ 8.83	$ 4.51
Income from Investment Operations
Net investment income (loss) C	.01	.01	(.03)	(.03)	.01 F
Net realized and unrealized gain (loss)	2.78	1.66	(1.04)	2.48	4.32
Total from investment operations	2.79	1.67	(1.07)	2.45	4.33
Distributions from net investment income	(.02)	-	-	-	(.01)
Distributions from net realized gain	(.67)	(1.15)	(.40)	-	-
Total distributions	(.69)	(1.15)	(.40)	-	(.01)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 12.43	$ 10.33	$ 9.81	$ 11.28	$ 8.83
Total Return A, B	27.81%	17.52%	(9.78)%	27.75%	96.02%
Ratios to Average Net Assets D, G
Expenses before reductions	.73%	.71%	.72%	.73%	.78%
Expenses net of fee waivers, if any	.72%	.71%	.72%	.72%	.78%
Expenses net of all reductions	.72%	.70%	.70%	.71%	.76%
Net investment income (loss)	.10%	.09%	(.23)%	(.35)%	.13% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,534	$ 60,849	$ 69,912	$ 100,854	$ 88,231
Portfolio turnover rate E	113%	71%	153%	114%	130%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.08)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.26	$ 9.75	$ 11.22	$ 8.79	$ 4.50
Income from Investment Operations
Net investment income (loss) C	- H	- H	(.03)	(.04)	- F, H
Net realized and unrealized gain (loss)	2.76	1.66	(1.05)	2.47	4.30
Total from investment operations	2.76	1.66	(1.08)	2.43	4.30
Distributions from net investment income	(.01)	-	-	-	(.01)
Distributions from net realized gain	(.67)	(1.15)	(.39)	-	-
Total distributions	(.68)	(1.15)	(.39)	-	(.01)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 12.34	$ 10.26	$ 9.75	$ 11.22	$ 8.79
Total Return A, B	27.73%	17.51%	(9.92)%	27.65%	95.49%
Ratios to Average Net Assets D, G
Expenses before reductions	.81%	.79%	.80%	.81%	.88%
Expenses net of fee waivers, if any	.80%	.79%	.80%	.81%	.88%
Expenses net of all reductions	.80%	.78%	.78%	.80%	.85%
Net investment income (loss)	.02%	.01%	(.31)%	(.44)%	.03% F
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,666	$ 91,601	$ 77,589	$ 91,743	$ 63,980
Portfolio turnover rate E	113%	71%	153%	114%	130%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.17)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Technology Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 41,973,536
Gross unrealized depreciation	(6,653,682)
Net unrealized appreciation (depreciation) on securities and other investments	$ 35,319,854

Tax Cost	$ 154,188,993

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 956,885
Undistributed long-term capital gain	$ 22,690,035
Net unrealized appreciation (depreciation)	$ 35,321,000

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 5,899,343	$ 45,569
Long-term Capital Gains	3,772,270	17,453,025
Total	$ 9,671,613	$ 17,498,594

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $169,514,851 and $173,362,180, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 40,769
Investor Class	150,464
$ 191,233

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,245 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $328 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $56,910, including $417 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 2,162
Investor Class	3,841
$ 6,003

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $7,523 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 84,806	$ -
Investor Class	101,089	-
Total	$ 185,895	$ -

Annual Report

9. Distributions to Shareholders - continued

Years ended December 31,	2013	2012
From net realized gain
Initial Class	$ 3,370,921	$ 8,184,645
Investor Class	6,114,797	9,313,949
Total	$ 9,485,718	$ 17,498,594

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	562,384	1,223,544	$ 6,489,734	$ 12,689,627
Reinvestment of distributions	308,709	824,234	3,455,727	8,184,645
Shares redeemed	(1,812,476)	(3,286,640)	(19,378,855)	(33,181,613)
Net increase (decrease)	(941,383)	(1,238,862)	$ (9,433,394)	$ (12,307,341)
Investor Class
Shares sold	2,284,168	2,537,621	$ 25,689,584	$ 26,084,557
Reinvestment of distributions	556,681	943,662	6,215,886	9,313,949
Shares redeemed	(1,991,012)	(2,507,923)	(21,115,229)	(24,794,221)
Net increase (decrease)	849,837	973,360	$ 10,790,241	$ 10,604,285

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Technology Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Technology Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Technology Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Ronald P. O'Hanley is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The Fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Trustees and Officers - continued

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee Chairman of the Board of Trustees

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Technology Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/14/2014	02/14/2014	$1.498
Investor Class	02/14/2014	02/14/2014	$1.498

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 2013, $22,716,575, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 11% and Investor Class designates 12% of the dividends distributed in December 2013, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Proxy Voting Results

A special meeting of Technology Portfolio's shareholders was held on May 14, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	1,555,133,782.46	93.955
Withheld	100,063,694.32	6.045
TOTAL	1,655,197,476.78	100.000
Ronald P. O'Hanley
Affirmative	1,557,988,095.28	94.128
Withheld	97,209,381.50	5.872
TOTAL	1,655,197,476.78	100.000
David A. Rosow
Affirmative	1,552,645,347.31	93.805
Withheld	102,552,129.47	6.195
TOTAL	1,655,197,476.78	100.000
Garnett A. Smith
Affirmative	1,554,582,880.53	93.922
Withheld	100,614,596.25	6.078
TOTAL	1,655,197,476.78	100.000
William S. Stavropoulos
Affirmative	1,548,352,452.21	93.545
Withheld	106,845,024.57	6.455
TOTAL	1,655,197,476.78	100.000
Michael E. Wiley
Affirmative	1,556,790,374.70	94.055
Withheld	98,407,102.08	5.945
TOTAL	1,655,197,476.78	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	139,361,571.22	92.774
Against	4,452,691.94	2.964
Abstain	6,403,225.88	4.262
TOTAL	150,217,489.04	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VTECIC-ANN-0214
1.817385.108

Fidelity® Variable Insurance Products:

Telecommunications Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Life of fundA
VIP Telecommunications Portfolio - Initial Class	21.28%	19.98%	3.90%
VIP Telecommunications Portfolio - Investor Class	21.27%	19.88%	3.81%

A From April 24, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Telecommunications Portfolio - Initial Class on April 24, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Matthew Drukker, Portfolio Manager of VIP Telecommunications Portfolio: For the year, the fund's share classes underperformed the MSCI® U.S. IMI Telecommunications Services 25-50 Index, which gained 24.12%, and the broad-market S&P 500®. (For specific portfolio results, please refer to the performance section of this report). Underweighting Sprint - which dropped Nextel from its name in July after SoftBank became majority owner of the firm - was the biggest individual detractor. The stock outperformed later in the period amid reports of SoftBank's potential bid for T-Mobile. A smaller-than-index position in Leap Wireless International also was detrimental. The stock surged in June when AT&T agreed to purchase the prepaid wireless carrier in a cash bid worth $1.2 billion. Conversely, underweighting telecom stalwart AT&T was by far the fund's biggest relative contributor. AT&T's shares rode a wave of volatility during the year before finishing the period well below the benchmark. Investors' renewed concern that competitive threats, predominantly from T-Mobile, could hinder future profit margins and growth weighed on the stock for most of the year. Consequently, an overweighting, on average, in T-Mobile also was the right call. Shares took off in December amid reports that Japan-based SoftBank - the parent company of Sprint - was preparing a bid for the firm. The deal, said to be valued at around $30 billion, could make the resulting company the second-largest telecom service provider in the world in terms of wireless revenues.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	1.00%
Actual		$ 1,000.00	$ 1,097.90	$ 5.29
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Investor Class	1.07%
Actual		$ 1,000.00	$ 1,097.30	$ 5.66
HypotheticalA		$ 1,000.00	$ 1,019.81	$ 5.45

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	18.3	24.2
AT&T, Inc.	13.5	8.5
American Tower Corp.	7.9	6.6
SBA Communications Corp. Class A	5.4	5.5
T-Mobile U.S., Inc.	4.8	2.7
CenturyLink, Inc.	3.9	4.9
Telephone & Data Systems, Inc.	3.2	2.2
Crown Castle International Corp.	2.7	4.2
Level 3 Communications, Inc.	2.7	2.8
Lumos Networks Corp.	2.2	2.0
	64.6
Top Industries (% of fund's net assets)
As of December 31, 2013
Diversified Telecommunication Services	59.9%
Wireless Telecommunication Services	26.3%
Real Estate Investment Trusts	8.6%
Media	1.9%
Internet Software & Services	0.9%
All Others*	2.4%

As of June 30, 2013
Diversified Telecommunication Services	57.6%
Wireless Telecommunication Services	27.3%
Real Estate Investment Trusts	6.6%
Media	2.8%
Internet Software & Services	0.8%
All Others*	4.9%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 59.4%
Alternative Carriers - 14.4%
8x8, Inc. (a)	28,600	$ 290,576
Cogent Communications Group, Inc.	10,690	431,983
inContact, Inc. (a)	20,531	160,347
Iridium Communications, Inc. (a)	32,444	203,099
Level 3 Communications, Inc. (a)	17,464	579,281
Lumos Networks Corp.	22,518	472,878
Premiere Global Services, Inc. (a)	24,012	278,299
Towerstream Corp. (a)	39,720	117,571
TW Telecom, Inc. (a)	13,433	409,304
Vonage Holdings Corp. (a)	55,400	184,482
		3,127,820
Integrated Telecommunication Services - 45.0%
AT&T, Inc.	82,838	2,912,584
Atlantic Tele-Network, Inc.	6,600	373,362
Bezeq The Israeli Telecommunication Corp. Ltd.	78,100	132,379
BT Group PLC	19,500	122,966
CenturyLink, Inc.	26,819	854,185
Cincinnati Bell, Inc. (a)	61,539	219,079
Consolidated Communications Holdings, Inc.	2,900	56,927
Frontier Communications Corp.	101,614	472,505
General Communications, Inc. Class A (a)	25,429	283,533
Hawaiian Telcom Holdco, Inc. (a)	5,300	155,661
IDT Corp. Class B	5,654	101,037
Telekomunikacja Polska SA	73	237
Verizon Communications, Inc.	80,744	3,967,760
Windstream Holdings, Inc.	10,000	79,800
		9,732,015
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		12,859,835
INTERNET SOFTWARE & SERVICES - 0.9%
Internet Software & Services - 0.9%
Equinix, Inc. (a)	599	106,293
Rackspace Hosting, Inc. (a)	2,300	89,999
		196,292
IT SERVICES - 0.5%
IT Consulting & Other Services - 0.5%
InterXion Holding N.V. (a)	4,720	111,439

	Shares	Value
MEDIA - 1.9%
Cable & Satellite - 1.9%
DISH Network Corp. Class A	2,500	$ 144,800
Liberty Global PLC:
Class A (a)	50	4,450
Class C (a)	2,200	185,504
Shaw Communications, Inc. Class B	3,200	77,872
		412,626
REAL ESTATE INVESTMENT TRUSTS - 8.6%
Office REITs - 0.7%
CyrusOne, Inc.	7,000	156,310
Specialized REITs - 7.9%
American Tower Corp.	21,382	1,706,711
TOTAL REAL ESTATE INVESTMENT TRUSTS		1,863,021
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.6%
Semiconductors - 0.6%
Broadcom Corp. Class A	4,600	136,390
SOFTWARE - 0.2%
Application Software - 0.2%
Synchronoss Technologies, Inc. (a)	1,201	37,315
WIRELESS TELECOMMUNICATION SERVICES - 26.3%
Wireless Telecommunication Services - 26.3%
Boingo Wireless, Inc. (a)	26,942	172,698
Crown Castle International Corp. (a)	8,031	589,716
KDDI Corp.	2,300	141,715
Leap Wireless International, Inc. (a)	18,500	321,900
Millicom International Cellular SA (depository receipt)	1,300	129,457
NII Holdings, Inc. (a)	129,954	357,374
NTELOS Holdings Corp.	5,500	111,265
SBA Communications Corp. Class A (a)	13,068	1,174,029
Shenandoah Telecommunications Co.	5,837	149,836
Sprint Corp. (a)	4,988	53,621
T-Mobile U.S., Inc. (a)	30,878	1,038,736
Tele2 AB (B Shares)	8,300	94,010
Telephone & Data Systems, Inc.	27,125	699,283
U.S. Cellular Corp.	5,300	221,646
Vodafone Group PLC sponsored ADR	10,949	430,405
		5,685,691
TOTAL COMMON STOCKS (Cost $19,100,749)		21,302,609
Nonconvertible Preferred Stocks - 0.5%
	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Integrated Telecommunication Services - 0.5%
Oi SA sponsored	32,343	$ 51,425
Telefonica Brasil SA sponsored	3,000	57,660
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $110,578)		109,085
Money Market Funds - 1.5%

Fidelity Cash Central Fund, 0.11% (b) (Cost $324,545)	324,545	324,545
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $19,535,872)	21,736,239
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(89,317)
NET ASSETS - 100%	$ 21,646,922
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 556
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$ 21,302,609	$ 21,037,928	$ 264,681	$ -
Nonconvertible Preferred Stocks	109,085	109,085	-	-
Money Market Funds	324,545	324,545	-	-
Total Investments in Securities:	$ 21,736,239	$ 21,471,558	$ 264,681	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $19,211,327)	$ 21,411,694
Fidelity Central Funds (cost $324,545)	324,545
Total Investments (cost $19,535,872)		$ 21,736,239
Cash		7,846
Foreign currency held at value (cost $1)		1
Receivable for investments sold		4,991
Receivable for fund shares sold		11,098
Dividends receivable		19,744
Distributions receivable from Fidelity Central Funds		9
Prepaid expenses		160
Receivable from investment adviser for expense reductions		295
Other receivables		1,286
Total assets		21,781,669

Liabilities
Payable for fund shares redeemed	$ 87,456
Accrued management fee	9,927
Audit fees payable	32,328
Other affiliated payables	3,079
Other payables and accrued expenses	1,957
Total liabilities		134,747

Net Assets		$ 21,646,922
Net Assets consist of:
Paid in capital		$ 19,580,406
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(133,469)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,199,985
Net Assets		$ 21,646,922

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($4,535,181 ÷ 421,110 shares)	$ 10.77

Investor Class: Net Asset Value, offering price and redemption price per share ($17,111,741 ÷ 1,597,537 shares)	$ 10.71

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 500,106
Income from Fidelity Central Funds		556
Total income		500,662

Expenses
Management fee	$ 105,056
Transfer agent fees	28,999
Accounting fees and expenses	7,387
Custodian fees and expenses	15,810
Independent trustees' compensation	315
Audit	40,357
Legal	313
Miscellaneous	3,636
Total expenses before reductions	201,873
Expense reductions	(4,321)	197,552
Net investment income (loss)		303,110
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,038,472
Foreign currency transactions	1,259
Total net realized gain (loss)		2,039,731
Change in net unrealized appreciation (depreciation) on: Investment securities	1,085,017
Assets and liabilities in foreign currencies	(70)
Total change in net unrealized appreciation (depreciation)		1,084,947
Net gain (loss)		3,124,678
Net increase (decrease) in net assets resulting from operations		$ 3,427,788

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 303,110	$ 236,318
Net realized gain (loss)	2,039,731	415,404
Change in net unrealized appreciation (depreciation)	1,084,947	1,249,666
Net increase (decrease) in net assets resulting from operations	3,427,788	1,901,388
Distributions to shareholders from net investment income	(301,523)	(232,303)
Distributions to shareholders from net realized gain	(601,725)	-
Total distributions	(903,248)	(232,303)
Share transactions - net increase (decrease)	779,617	7,280,991
Redemption fees	9,945	3,306
Total increase (decrease) in net assets	3,314,102	8,953,382

Net Assets
Beginning of period	18,332,820	9,379,438
End of period (including undistributed net investment income of $0 and distributions in excess of net investment income of $106, respectively)	$ 21,646,922	$ 18,332,820

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.27	$ 7.81	$ 8.10	$ 7.01	$ 4.81
Income from Investment Operations
Net investment income (loss) C	.17	.17	.13	.11	.09
Net realized and unrealized gain (loss)	1.77	1.41	(.31)	1.10	2.21
Total from investment operations	1.94	1.58	(.18)	1.21	2.30
Distributions from net investment income	(.15)	(.12)	(.12)	(.13)	(.11)
Distributions from net realized gain	(.30)	-	-	-	-
Total distributions	(.45)	(.12)	(.12)	(.13)	(.11)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.01
Net asset value, end of period	$ 10.77	$ 9.27	$ 7.81	$ 8.10	$ 7.01
Total Return A, B	21.28%	20.24%	(2.00)%	17.54%	48.00%
Ratios to Average Net Assets D, F
Expenses before reductions	1.02%	1.11%	1.18%	1.55%	1.70%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	.99%	.99%	.98%	.98%	.98%
Net investment income (loss)	1.64%	1.94%	1.58%	1.57%	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,535	$ 6,823	$ 3,062	$ 3,823	$ 3,626
Portfolio turnover rate E	136%	55%	115%	93%	167%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 9.22	$ 7.78	$ 8.07	$ 6.99	$ 4.80
Income from Investment Operations
Net investment income (loss) C	.16	.16	.12	.11	.09
Net realized and unrealized gain (loss)	1.77	1.40	(.30)	1.09	2.20
Total from investment operations	1.93	1.56	(.18)	1.20	2.29
Distributions from net investment income	(.15)	(.12)	(.12)	(.13)	(.11)
Distributions from net realized gain	(.30)	-	-	-	-
Total distributions	(.45)	(.12)	(.12)	(.13)	(.11)
Redemption fees added to paid in capital C	.01	- G	.01	.01	.01
Net asset value, end of period	$ 10.71	$ 9.22	$ 7.78	$ 8.07	$ 6.99
Total Return A,B	21.27%	20.00%	(2.03)%	17.45%	47.90%
Ratios to Average Net Assets D, F
Expenses before reductions	1.07%	1.18%	1.24%	1.61%	1.78%
Expenses net of fee waivers, if any	1.07%	1.08%	1.08%	1.08%	1.08%
Expenses net of all reductions	1.06%	1.07%	1.06%	1.07%	1.07%
Net investment income (loss)	1.57%	1.86%	1.50%	1.49%	1.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,112	$ 11,510	$ 6,317	$ 5,661	$ 3,629
Portfolio turnover rate E	136%	55%	115%	93%	167%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Telecommunications Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,358,925
Gross unrealized depreciation	(1,328,169)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,030,756

Tax Cost	$ 19,705,483

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 36,142
Net unrealized appreciation (depreciation)	$ 2,030,374

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 301,523	$ 232,303
Long-term Capital Gains	601,725	-
Total	$ 903,248	$ 232,303

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $25,470,017 and $25,019,037, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 5,756
Investor Class	23,243
$ 28,999

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,016 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $39 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

In addition to FIIOC reimbursing or waiving a portion of its transfer agent fees, the investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Expenses were reimbursed and/or waived for the following classes during the period:

	Expense Limitations	Reimbursement/ Waiver
Initial Class	1.00%	$ 925
Investor Class	1.08%	540
		$ 1,465

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,856 for the period.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 64,694	$ 91,157
Investor Class	236,829	141,146
Total	$ 301,523	$ 232,303
From net realized gain
Initial Class	$ 128,436	$ -
Investor Class	473,289	-
Total	$ 601,725	$ -

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	372,904	708,484	$ 3,882,567	$ 6,482,937
Reinvestment of distributions	18,879	9,812	193,130	91,157
Shares redeemed	(706,884)	(374,228)	(7,038,963)	(3,317,324)
Net increase (decrease)	(315,101)	344,068	$ (2,963,266)	$ 3,256,770
Investor Class
Shares sold	1,042,094	849,290	$ 10,810,184	$ 7,545,814
Reinvestment of distributions	69,756	15,259	710,118	141,146
Shares redeemed	(762,050)	(429,186)	(7,777,419)	(3,662,739)
Net increase (decrease)	349,800	435,363	$ 3,742,883	$ 4,024,221

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Telecommunications Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Telecommunications Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Telecommunications Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 74 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Ronald P. O'Hanley is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The Fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Trustees and Officers - continued

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee Chairman of the Board of Trustees

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Telecommunications Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/14/14	02/14/14	$0.020
Investor Class	02/14/14	02/14/14	$0.020

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $637,867, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designates 100% of the dividend distributed in December 2013 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Proxy Voting Results

A special meeting of Telecommunications Portfolio's shareholders was held on May 14, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	1,555,133,782.46	93.955
Withheld	100,063,694.32	6.045
TOTAL	1,655,197,476.78	100.000
Ronald P. O'Hanley
Affirmative	1,557,988,095.28	94.128
Withheld	97,209,381.50	5.872
TOTAL	1,655,197,476.78	100.000
David A. Rosow
Affirmative	1,552,645,347.31	93.805
Withheld	102,552,129.47	6.195
TOTAL	1,655,197,476.78	100.000
Garnett A. Smith
Affirmative	1,554,582,880.53	93.922
Withheld	100,614,596.25	6.078
TOTAL	1,655,197,476.78	100.000
William S. Stavropoulos
Affirmative	1,548,352,452.21	93.545
Withheld	106,845,024.57	6.455
TOTAL	1,655,197,476.78	100.000
Michael E. Wiley
Affirmative	1,556,790,374.70	94.055
Withheld	98,407,102.08	5.945
TOTAL	1,655,197,476.78	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	14,078,352.62	94.265
Against	203,026.02	1.359
Abstain	653,604.92	4.376
TOTAL	14,934,983.56	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong)
Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VTELP-ANN-0214
1.851004.106

Fidelity® Variable Insurance Products:

Utilities Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of the fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Utilities Portfolio - Initial Class B	21.02%	13.56%	10.19%
VIP Utilities Portfolio - Investor ClassA,B	20.92%	13.45%	10.09%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

B Prior to October 1, 2006, VIP Utilities Portfolio was named VIP Telecommunications & Utilities Growth Portfolio, and the fund operated under certain different investment policies and compared its performance to a different additional index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Utilities Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Douglas Simmons, Portfolio Manager of VIP Utilities Portfolio: For the year, the fund's share classes outperformed the 15.13% advance of the MSCI® U.S. IMI 25-50 Utilities Index, but underperformed the S&P 500®. (For specific portfolio results, please refer to the performance section of this shareholder report.) Versus the MSCI index, the fund benefited from strong stock selection in the oil & gas storage & transport and oil & gas exploration & production industries - two groups that were not part of the index - and in multi-utilities. I increased all three groups as a percentage of fund assets because of their exposure to natural gas. The top two relative contributors were out-of-benchmark holdings in companies offering growth opportunities in natural gas infrastructure. Cheniere Energy, constructing the first natural gas export terminals in the U.S., obtained financing for its build-out, and the stock easily outperformed the utilities sector. Energen, a diversified energy company that owns a natural gas distribution utility and natural-gas-producing acreage, rose on the strength of a management restructuring. On the down side, we were hurt by an underweighting in gas utilities - although security selection here was good - and by security selection in water utilities. The largest individual detractor was untimely ownership of Virginia-based electric utility Dominion Resources. I found the stock to be too expensive, but it rose after management announced a reorganization of the company's assets. I increased our exposure to Dominion and ended the period with an overweighting.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.74%
Actual		$ 1,000.00	$ 1,090.70	$ 3.90
HypotheticalA		$ 1,000.00	$ 1,021.48	$ 3.77
Investor Class	.82%
Actual		$ 1,000.00	$ 1,091.10	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,021.07	$ 4.18

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	10.0	1.8
Dominion Resources, Inc.	9.6	4.0
Sempra Energy	9.4	7.3
ONEOK, Inc.	6.7	0.0
OGE Energy Corp.	5.5	5.0
Energy Transfer Equity LP	5.0	0.0
NRG Energy, Inc.	4.8	5.4
The AES Corp.	4.6	3.3
CenterPoint Energy, Inc.	4.5	7.0
NiSource, Inc.	4.2	3.9
	64.3
Top Industries (% of fund's net assets)
As of December 31, 2013
Multi-Utilities	34.6%
Electric Utilities	25.3%
Oil, Gas & Consumable Fuels	17.0%
Independent Power Producers & Energy Traders	13.4%
Gas Utilities	6.7%
All Others*	3.0%

As of June 30, 2013
Electric Utilities	36.1%
Multi-Utilities	33.9%
Oil, Gas & Consumable Fuels	13.6%
Independent Power Producers & Energy Traders	12.5%
Gas Utilities	3.0%
All Others*	0.9%

* Includes short-term investments and net other assets (liabilities).

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
ELECTRIC UTILITIES - 25.3%
Electric Utilities - 25.3%
American Electric Power Co., Inc.	60,900	$ 2,846,466
Edison International	62,877	2,911,205
ITC Holdings Corp.	18,206	1,744,499
NextEra Energy, Inc.	90,551	7,752,974
OGE Energy Corp.	124,921	4,234,822
		19,489,966
GAS UTILITIES - 6.7%
Gas Utilities - 6.7%
ONEOK, Inc.	82,825	5,150,059
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 13.4%
Independent Power Producers & Energy Traders - 13.4%
Calpine Corp. (a)	157,634	3,075,439
NRG Energy, Inc.	127,722	3,668,176
The AES Corp.	247,440	3,590,354
		10,333,969
MULTI-UTILITIES - 34.6%
Multi-Utilities - 34.6%
Ameren Corp.	67,200	2,429,952
CenterPoint Energy, Inc.	149,103	3,456,208
Dominion Resources, Inc.	114,694	7,419,555
NiSource, Inc.	98,270	3,231,118
PG&E Corp.	73,139	2,946,039
Sempra Energy	80,581	7,232,951
		26,715,823
OIL, GAS & CONSUMABLE FUELS - 17.0%
Oil & Gas Exploration & Production - 2.0%
Energen Corp.	22,197	1,570,438
Oil & Gas Refining & Marketing - 0.4%
Delek U.S. Holdings, Inc.	7,821	269,121

	Shares	Value
Oil & Gas Storage & Transport - 14.6%
Cheniere Energy Partners LP Holdings LLC	81,600	$ 1,530,000
Cheniere Energy, Inc. (a)	60,547	2,610,787
Enbridge, Inc.	36,500	1,594,695
Energy Transfer Equity LP	47,605	3,891,233
Plains GP Holdings LP Class A	62,000	1,659,740
		11,286,455
TOTAL OIL, GAS & CONSUMABLE FUELS		13,126,014
REAL ESTATE INVESTMENT TRUSTS - 2.0%
Specialized REITs - 2.0%
American Tower Corp.	19,400	1,548,508
TOTAL COMMON STOCKS (Cost $65,680,450)		76,364,339
Money Market Funds - 0.7%

Fidelity Cash Central Fund, 0.11% (b) (Cost $555,458)	555,458	555,458
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $66,235,908)	76,919,797
NET OTHER ASSETS (LIABILITIES) - 0.3%	212,465
NET ASSETS - 100%	$ 77,132,262
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,368
Fidelity Securities Lending Cash Central Fund	8,259
Total	$ 9,627
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $65,680,450)	$ 76,364,339
Fidelity Central Funds (cost $555,458)	555,458
Total Investments (cost $66,235,908)		$ 76,919,797
Receivable for fund shares sold		263,521
Dividends receivable		106,366
Distributions receivable from Fidelity Central Funds		51
Prepaid expenses		631
Other receivables		7,838
Total assets		77,298,204

Liabilities
Payable for investments purchased	$ 54,254
Payable for fund shares redeemed	33,151
Accrued management fee	34,846
Audit fee payable	31,532
Other affiliated payables	10,144
Other payables and accrued expenses	2,015
Total liabilities		165,942

Net Assets		$ 77,132,262
Net Assets consist of:
Paid in capital		$ 66,711,754
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(263,381)
Net unrealized appreciation (depreciation) on investments		10,683,889
Net Assets		$ 77,132,262

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($25,823,951 ÷ 1,920,152 shares)	$ 13.45

Investor Class: Net Asset Value, offering price and redemption price per share ($51,308,311 ÷ 3,832,361 shares)	$ 13.39

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 2,538,063
Income from Fidelity Central Funds		9,627
Total income		2,547,690

Expenses
Management fee	$ 445,782
Transfer agent fees	104,285
Accounting and security lending fees	31,473
Custodian fees and expenses	8,834
Independent trustees' compensation	1,265
Audit	37,280
Legal	1,372
Miscellaneous	6,209
Total expenses before reductions	636,500
Expense reductions	(17,218)	619,282
Net investment income (loss)		1,928,408
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,097,639
Foreign currency transactions	(1,669)
Total net realized gain (loss)		5,095,970
Change in net unrealized appreciation (depreciation) on investment securities		6,213,101
Net gain (loss)		11,309,071
Net increase (decrease) in net assets resulting from operations		$ 13,237,479

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,928,408	$ 1,847,315
Net realized gain (loss)	5,095,970	3,922,559
Change in net unrealized appreciation (depreciation)	6,213,101	(1,301,890)
Net increase (decrease) in net assets resulting from operations	13,237,479	4,467,984
Distributions to shareholders from net investment income	(1,911,677)	(1,864,741)
Distributions to shareholders from net realized gain	-	(47,404)
Total distributions	(1,911,677)	(1,912,145)
Share transactions - net increase (decrease)	(2,464,439)	(10,216,246)
Redemption fees	52,839	59,286
Total increase (decrease) in net assets	8,914,202	(7,601,121)

Net Assets
Beginning of period	68,218,060	75,819,181
End of period	$ 77,132,262	$ 68,218,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.41	$ 10.93	$ 9.84	$ 9.10	$ 8.14
Income from Investment Operations
Net investment income (loss) C	.32	.29	.28	.26	.25
Net realized and unrealized gain (loss)	2.06	.51	1.01	.75	1.01
Total from investment operations	2.38	.80	1.29	1.01	1.26
Distributions from net investment income	(.35)	(.32)	(.20)	(.28)	(.30)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(.35)	(.33)	(.20)	(.28)	(.30)
Redemption fees added to paid in capital C	.01	.01	- G	.01	- G
Net asset value, end of period	$ 13.45	$ 11.41	$ 10.93	$ 9.84	$ 9.10
Total Return A, B	21.02%	7.40%	13.20%	11.20%	15.42%
Ratios to Average Net Assets D, F
Expenses before reductions	.74%	.74%	.80%	.82%	.81%
Expenses net of fee waivers, if any	.73%	.74%	.79%	.81%	.81%
Expenses net of all reductions	.71%	.71%	.77%	.78%	.79%
Net investment income (loss)	2.44%	2.59%	2.72%	2.75%	3.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,824	$ 25,947	$ 28,859	$ 21,142	$ 24,159
Portfolio turnover rate E	156%	181%	174%	249%	219%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 11.36	$ 10.88	$ 9.80	$ 9.07	$ 8.12
Income from Investment Operations
Net investment income (loss) C	.30	.28	.27	.25	.25
Net realized and unrealized gain (loss)	2.06	.51	1.01	.74	.99
Total from investment operations	2.36	.79	1.28	.99	1.24
Distributions from net investment income	(.34)	(.31)	(.20)	(.27)	(.29)
Distributions from net realized gain	-	(.01)	-	-	-
Total distributions	(.34)	(.32)	(.20)	(.27)	(.29)
Redemption fees added to paid in capital C	.01	.01	- G	.01	- G
Net asset value, end of period	$ 13.39	$ 11.36	$ 10.88	$ 9.80	$ 9.07
Total Return A, B	20.92%	7.36%	13.11%	11.04%	15.24%
Ratios to Average Net Assets D, F
Expenses before reductions	.82%	.82%	.88%	.91%	.92%
Expenses net of fee waivers, if any	.81%	.82%	.88%	.90%	.92%
Expenses net of all reductions	.79%	.79%	.85%	.87%	.90%
Net investment income (loss)	2.36%	2.50%	2.64%	2.66%	3.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,308	$ 42,271	$ 46,960	$ 19,740	$ 16,452
Portfolio turnover rate E	156%	181%	174%	249%	219%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Utilities Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity SelectCo, LLC (SelectCo) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,265,131
Gross unrealized depreciation	(623,836)
Net unrealized appreciation (depreciation) on securities and other investments	$ 10,641,295

Tax Cost	$ 66,278,502

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (220,788)
Net unrealized appreciation (depreciation)	$ 10,641,295

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (220,788)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 1,911,677	$ 1,912,145

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $123,178,455 and $126,252,374, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective August 1, 2013, SelectCo replaced Fidelity Management and Research Company (FMR), an affiliate of SelectCo, as investment adviser to the Fund. The investment adviser and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 21,474
Investor Class	82,811
$ 104,285

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,642 for the period.

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $170 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, which prior to August 1, 2013 included Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,259. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 1,090
Investor Class	2,076
$ 3,166

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $14,052 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 655,465	$ 720,128
Investor Class	1,256,212	1,144,613
Total	$ 1,911,677	$ 1,864,741
From net realized gain
Initial Class	$ -	$ 18,001
Investor Class	-	29,403
Total	$ -	$ 47,404

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	567,555	1,001,979	$ 7,410,505	$ 11,149,887
Reinvestment of distributions	50,498	65,088	655,465	738,129
Shares redeemed	(971,222)	(1,434,969)	(12,338,304)	(16,064,789)
Net increase (decrease)	(353,169)	(367,902)	$ (4,272,334)	$ (4,176,773)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Investor Class
Shares sold	1,897,919	1,398,394	$ 24,634,370	$ 15,873,605
Reinvestment of distributions	97,155	103,970	1,256,212	1,174,016
Shares redeemed	(1,882,828)	(2,098,134)	(24,082,687)	(23,087,094)
Net increase (decrease)	112,246	(595,770)	$ 1,807,895	$ (6,039,473)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and the Shareholders of VIP Utilities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Utilities Portfolio (a fund of Variable Insurance Products Fund IV) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Utilities Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 13, 2014

Annual Report

Trustees and Officers

The Trustees and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos each oversees 247 funds. David A. Rosow, Garnett A. Smith, and Michael E. Wiley each oversees 74 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Ronald P. O'Hanley is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Annual Report

Trustees and Officers - continued

Interested Trustee*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee Chairman of the Board of Trustees

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, his affiliation with the trust or various entities under common control with SelectCo.

+ The information above includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

David A. Rosow (1942)
Year of Election or Appointment: 2013 Trustee

Mr. Rosow also serves as Trustee of other Fidelity funds. Mr. Rosow is Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida. Mr. Rosow served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

Garnett A. Smith (1947)
Year of Election or Appointment: 2013 Trustee

Mr. Smith also serves as Trustee of other Fidelity funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present). Mr. Smith served as a Member of the Advisory Board of other Fidelity funds (2012-2013).

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Michael E. Wiley (1950)
Year of Election or Appointment: 2008 Trustee Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity funds. Mr. Wiley serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity funds (2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Officers:

Except for Anthony R. Rochte, correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Christopher S. Bartel (1971)
Year of Election or Appointment: 2009 Vice President

Mr. Bartel also serves as Vice President of other funds. Mr. Bartel serves as a Director, President, and Chief Executive Officer of Fidelity Management & Research (Japan) Inc. (2012-present), a Director of Fidelity Management & Research (Hong Kong) (2012-present), and Senior Vice President of Global Equity Research (2010-present). Previously, Mr. Bartel served as Senior Vice President of Equity Research (2009-2010), Managing Director of Research (2006-2009), and an analyst and portfolio manager (2000-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2013 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2013 President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2013 Deputy Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Anthony R. Rochte (1968)
Year of Election or Appointment: 2013 Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Initial Class and Investor Class designate 100% of the dividends distributed in December 2013, as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Proxy Voting Results

A special meeting of Utilities Portfolio's shareholders was held on May 14, 2013. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
Ned C. Lautenbach
Affirmative	1,555,133,782.46	93.955
Withheld	100,063,694.32	6.045
TOTAL	1,655,197,476.78	100.000
Ronald P. O'Hanley
Affirmative	1,557,988,095.28	94.128
Withheld	97,209,381.50	5.872
TOTAL	1,655,197,476.78	100.000
David A. Rosow
Affirmative	1,552,645,347.31	93.805
Withheld	102,552,129.47	6.195
TOTAL	1,655,197,476.78	100.000
Garnett A. Smith
Affirmative	1,554,582,880.53	93.922
Withheld	100,614,596.25	6.078
TOTAL	1,655,197,476.78	100.000
William S. Stavropoulos
Affirmative	1,548,352,452.21	93.545
Withheld	106,845,024.57	6.455
TOTAL	1,655,197,476.78	100.000
Michael E. Wiley
Affirmative	1,556,790,374.70	94.055
Withheld	98,407,102.08	5.945
TOTAL	1,655,197,476.78	100.000
PROPOSAL 2
To approve a management contract between the fund and Fidelity SelectCo, LLC.
	# of Votes	% of Votes
Affirmative	69,444,774.01	91.955
Against	2,997,121.25	3.969
Abstain	3,078,689.47	4.076
TOTAL	75,520,584.73	100.000
A Denotes trust-wide proposal and voting results.

Annual Report

Investment Adviser

Fidelity SelectCo, LLC
Denver, CO

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VTELIC-ANN-0214
1.817391.108

Item 2. Code of Ethics

As of the end of the period, December 31, 2013, Variable Insurance Products Fund IV (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that David A. Rosow is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Rosow is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Consumer Discretionary Portfolio, Consumer Staples Portfolio, Energy Portfolio, Financial Services Portfolio, Health Care Portfolio, Industrials Portfolio, Materials Portfolio, Real Estate Portfolio, Technology Portfolio, Telecommunications Portfolio, and Utilities Portfolio (the "Funds"):

Services Billed by PwC

December 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Consumer Discretionary Portfolio	$37,000	$-	$2,500	$1,500
Consumer Staples Portfolio	$37,000	$-	$2,500	$1,500
Energy Portfolio	$37,000	$-	$2,500	$1,600
Financial Services Portfolio	$38,000	$-	$2,500	$1,500
Health Care Portfolio	$40,000	$-	$2,500	$1,600
Industrials Portfolio	$37,000	$-	$2,500	$1,500
Materials Portfolio	$37,000	$-	$2,500	$1,500
Real Estate Portfolio	$44,000	$-	$3,500	$1,600
Technology Portfolio	$41,000	$-	$2,500	$1,500
Telecommunications Portfolio	$37,000	$-	$2,500	$1,500
Utilities Portfolio	$36,000	$-	$2,500	$1,500

December 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Consumer Discretionary Portfolio	$36,000	$-	$2,500	$1,500
Consumer Staples Portfolio	$36,000	$-	$2,500	$1,500
Energy Portfolio	$36,000	$-	$2,500	$1,600
Financial Services Portfolio	$37,000	$-	$2,500	$1,500
Health Care Portfolio	$39,000	$-	$2,500	$1,600
Industrials Portfolio	$36,000	$-	$2,500	$1,500
Materials Portfolio	$36,000	$-	$2,700	$1,500
Real Estate Portfolio	$44,000	$-	$3,500	$1,600
Technology Portfolio	$36,000	$-	$2,500	$1,600
Telecommunications Portfolio	$36,000	$-	$2,500	$1,500
Utilities Portfolio	$35,000	$-	$2,500	$1,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	December 31, 2013A	December 31, 2012A
Audit-Related Fees	$4,920,000	$4,805,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2013 A	December 31, 2012 A
PwC	$5,565,000	$5,655,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund IV

By:	/s/ Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	February 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	February 24, 2014
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 24, 2014